As filed with the Securities and Exchange Commission on October 15, 2013

Securities Act of 1933 Registration No. 33-73404

Investment Company Act of 1940 Registration No. 811-08236

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 102	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 104	☒

(Check appropriate box or boxes)

NORTHERN FUNDS

(Exact Name of Registrant as Specified in Charter)

50 South LaSalle Street

Chicago, Illinois 60603

(Address of Principal Executive Offices)

800-595-9111

(Registrant’s Telephone Number, including Area Code)

Name and Address of Agent for Service: Diana E. McCarthy, Esq. Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, Pennsylvania 19103	with a copy to: Craig Carberry, Esq., Secretary The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603

It Is Proposed That This Filing Become Effective (Check Appropriate Box):

☒	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MULTI-MANAGER FUNDS

NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND (NMEDX)

Prospectus dated October 15, 2013

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. An investment in the Fund involves investment risks, including possible loss of principal.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NORTHERN FUNDS PROSPECTUS	1	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

3	FUND SUMMARY

	3	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND

7	INVESTMENT ADVISERS

8	ADVISORY FEES

9	FUND MANAGEMENT

10	OTHER FUND SERVICES

11	PURCHASING AND SELLING SHARES

	11	PURCHASING SHARES

	11	OPENING AN ACCOUNT

	12	SELLING SHARES

15	ACCOUNT POLICIES AND OTHER INFORMATION

22	DIVIDENDS AND DISTRIBUTIONS

23	TAX CONSIDERATIONS

25	SECURITIES, TECHNIQUES AND RISKS

	25	ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

	32	ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

37	FINANCIAL HIGHLIGHTS

40	FOR MORE INFORMATION

MULTI-MANAGER FUNDS	2	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

FUND SUMMARY

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND

INVESTMENT OBJECTIVE

The Fund seeks total return consisting of a combination of income and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses(1)	0.50%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.25%
Total Annual Fund Operating Expenses	1.25%
Expense Reimbursement(2)	(0.32)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.93%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(2)

The Northern Trust Company of Connecticut and Northern Trust Investments, Inc. have contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Fund; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses; and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.93%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Fund’s Board of Trustees. Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut serve as the investment advisers to the Fund and Northern Trust Investments, Inc. serves as administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut, serves as transfer agent, custodian and sub-administrator to the Fund.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$95	$365

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to achieve total return, the Fund will invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in fixed income securities that provide exposure to debt issuers based in or economically tied to emerging or frontier markets. Emerging and frontier markets are defined as those identified by the World Bank Group as being “developing or emerging economies” or are included in the JP Morgan EMBI Global Diversified Index and/or the JP Morgan GBI-EM Global Diversified Index. As of June 30, 2013, the indices were comprised of markets in 46 different countries located in Central and South America, Africa, Eastern Europe, Russia, the Caribbean and Asia. The Fund may invest in companies of any size located in a number of countries throughout the world. The Fund may invest without limitation in securities denominated in foreign currencies and in U.S. dollar denominated securities of emerging and frontier markets issuers. The securities in which the Fund may invest include the following:

■	obligations of sovereign nations or their agencies, instrumentalities, or sponsored enterprises;

■	obligations of corporations and banks;

■	senior subordinated bonds and debentures;

■	zero coupon, pay-in-kind and capital appreciation bonds;

■	preferred stock, convertible securities and warrants, rights and other equity securities that are acquired in connection with convertible securities;

■	entities organized to restructure the outstanding debt of emerging and frontier market issuers;

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MULTI-MANAGER FUNDS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND

■	structured securities and short sales; and

■	repurchase agreements related to the above instruments.

Although the Fund invests primarily in the debt obligations of emerging and frontier markets issuers, it may make investments in the securities of developed market issuers or currency instruments. Currency instruments may include foreign exchange forwards, futures contracts or options on currency. The Fund may invest in structured securities or derivatives, including but not limited to credit linked notes, financial future contracts and swap contracts for hedging purposes or to gain exposure to certain countries or currencies. A portion of the Fund’s net assets may be “illiquid securities,” i.e. securities that do not have a readily available market or that are subject to resale restrictions.

The Fund may invest in higher risk, below investment-grade debt securities, commonly referred to as “junk bonds.” Lower quality securities are rated BB, Ba or lower by a Nationally Recognized Rating Organization (NRSRO”). Unrated securities will be of comparable quality as determined by each sub-adviser. There is no minimum rating for a security purchased or held by the Fund, and the Fund may purchase securities in default.

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, in percentages determined at the discretion of the Fund’s investment advisers. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions.

When determining the allocations and reallocations to sub-advisers, the Fund’s investment advisers will consider a variety of factors, including but not limited to the sub-adviser’s investment approach, historical performance, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Fund’s investment advisers seek, through their selection of sub-advisers and their allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.

The Fund intends to be fully invested at all times. However, for temporary defensive purposes and pending investment money received for share purchases or to facilitate Fund redemptions, the Fund may invest up to 100% of its assets in cash, high quality short-term investments and repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

PRINCIPAL RISKS

COUNTERPARTY RISK is the risk that the other party(s) to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value (“NAV”) is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

DERIVATIVES RISK is the risk that derivatives can be more sensitive to changes in interest rates and sudden fluctuations in market prices than conventional securities. Derivatives are also subject to liquidity and mispricing risks. Investments in derivative instruments, which may be leveraged, may result in losses exceeding the amounts invested. Derivatives are also subject to counterparty risk.

EMERGING MARKETS RISK is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial,

MULTI-MANAGER FUNDS	4	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND

and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

FORWARD CURRENCY CONTRACTS is the risk that, if forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the currency exceeds the price of the currency that was agreed to be sold.

FRONTIER MARKETS RISK is the risk that frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

HIGH-YIELD RISK is the risk that the Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

LIQUIDITY RISK is the risk that some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment advisers or sub-advisers may fail to produce the intended results.

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary, which could affect the performance of the Fund.

NEW FUND RISK is the risk that the Fund, because it is new with no operating history, will not grow or maintain an economically viable size, in which case the Board of Trustees of the Fund may determine to liquidate the Fund.

NON-DIVERSIFICATION RISK is the risk that, to the extent the Fund invests a relatively high percentage of its assets in the securities of a single issuer or group of issuers, the Fund’s performance will be more vulnerable to changes in the market value of that single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

REGULATORY RISK is the risk that changes in government regulation of the financial markets may adversely affect the value of a security.

SOVEREIGN DEBT RISK is the risk that the Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

STRUCTURED SECURITIES RISK is the risk that loss may result from the Fund’s investments in structured securities. Structured securities may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s NAV. In some cases, it is possible that the Fund may suffer a total loss on its investment in a structured security.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The Fund is new and does not yet have a full calendar year of performance. After the Fund has been in operation for a full calendar year, total return information will be presented. Updated performance information, which is accessible on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111, will provide some indication of the risks of investing in the Fund.

NORTHERN FUNDS PROSPECTUS	5	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND

MANAGEMENT

INVESTMENT ADVISERS AND SUB-ADVISERS. The Northern Trust Company of Connecticut and Northern Trust Investments, Inc., each a subsidiary of Northern Trust Corporation, serve jointly as the investment advisers of the Multi-Manager Emerging Markets Debt Opportunity Fund. BlueBay Asset Management LLP and Lazard Asset Management LLC each serves as a sub-adviser of the Fund.

PORTFOLIO MANAGERS

	Title	Portfolio Manager of Fund since:
The Northern Trust Company of Connecticut
Christopher E. Vella, CFA	Senior Vice President and Chief Investment Officer	Inception
Jessica K. Hart	Senior Vice President	Inception
BlueBay Asset Management LLP
David Dowsett	Partner	Inception
Nick Shearn	Portfolio Manager	Inception
Lazard Asset Management LLC
Denise S. Simon	Portfolio Manager/Analyst	Inception
Arif T. Josef	Portfolio Manager/Analyst	Inception

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) generally with a minimum initial investment of $100,000 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive the minimum. There is no minimum initial investment amount for accounts of Northern Trust wealth management clients.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MULTI-MANAGER FUNDS	6	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

INVESTMENT ADVISERS

This Prospectus describes a multi-manager equity fund currently offered by Northern Funds (the “Trust”). The Trust also offers other multi-manager funds, which are described in a separate prospectus.

The Northern Trust Company of Connecticut (“NTCC”) and Northern Trust Investments, Inc. (“NTI”) (each an “Investment Adviser” and collectively, the “Investment Advisers”), each a subsidiary of Northern Trust Corporation, serve jointly as the Investment Advisers of the Fund and are responsible for its overall administration. NTCC is located at 300 Atlantic Street, Stamford, Connecticut 06901, and NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTCC is a state bank and trust company organized under the laws of the State of Connecticut and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NTCC and its predecessors have over 25 years of experience evaluating investment management firms. NTCC primarily manages assets for multi-manager institutional and individual separate accounts, investment companies and bank common and collective funds.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Advisers Act. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Unless otherwise indicated, NTCC, NTI, and TNTC are referred to collectively in this Prospectus as “Northern Trust.”

As of June 30, 2013, Northern Trust Corporation, through its affiliates, had assets under custody of $4.99 trillion, and assets under investment management of $803.0 billion.

The Fund is managed by the Investment Advisers and one or more asset managers unaffiliated with the Investment Advisers (each a “Sub-Adviser” and together, the “Sub-Advisers”). The Investment Advisers also have the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination, and replacement, subject to approval by the Board of Trustees. The Investment Advisers are responsible for managing the Fund during transition periods in which an existing Sub-Adviser is terminated and a new Sub-Adviser is hired. Under the Advisory Agreement with the Trust, each Investment Adviser, subject to the general supervision of the Northern Multi-Manager Funds’ Board of Trustees, is responsible for: (1) selecting the overall investment strategies of the Fund; (2) recommending and selecting Sub-Advisers; (3) allocating and reallocating assets among the Sub-Advisers where the Fund has more than one Sub-Adviser; (4) monitoring and evaluating Sub-Adviser performance; and (5) implementing procedures to ensure that the Sub-Advisers comply with the Fund’s investment objective, policies and restrictions.

INVESTMENT SUB-ADVISERS

The Fund has received an exemptive order from the SEC that permits the Investment Advisers to engage or terminate a Sub-Adviser, and to enter into and materially amend an existing Sub-Advisory Agreement, upon the approval of the Board of Trustees, without obtaining shareholder approval. The Sub-Advisers will provide investment advisory services to the Fund except for cash management services for the Fund, which will be provided by the Investment Advisers. The Investment Advisers will select Sub-Advisers based upon the Sub-Adviser’s skills in managing assets pursuant to particular investment styles and strategies. The Investment Advisers will monitor existing Sub-Advisers based on their investment styles, strategies, and results in managing assets for specific asset classes. Each Sub-Adviser will have discretion to select portfolio securities for its portion of the Fund, but must select those securities according to the Fund’s investment objective and restrictions.

The current Sub-Advisers for the Fund and their portfolio managers are set forth on page 9 under the section entitled “Fund Management.”

NORTHERN FUNDS PROSPECTUS	7	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

ADVISORY FEES

As compensation for advisory services and the assumption of related expenses, NTI and NTCC are entitled to an advisory fee, computed daily and payable monthly, at the following annual rates (expressed as a percentage of the Fund’s average daily net assets): 0.75% of the first $1 billion, 0.70% of the next $1 billion and 0.67% over $2 billion.

NTI and NTCC have contractually agreed to reimburse a portion of the Fund’s operating expenses (other than acquired fund fees and expenses, a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries, expenses related to third-party consultants engaged by the Board of Trustees of the Fund, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, and extraordinary expenses and interest, if any) so that its “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the amounts shown in the table under the caption “Fees and Expenses of the Fund” in the Fund’s Fund Summary. The contractual expense reimbursement arrangement is expected to continue until at least July 31, 2015. The contractual expense reimbursement arrangement will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI and NTCC or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board of Trustees may terminate the arrangement at any time with respect to the Fund if it determines that it is in the best interest of the Fund and its shareholders.

NTI and NTCC may reimburse additional expenses or waive advisory fees of the Fund. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time.

A discussion regarding the Board of Trustees’ basis for its the approval of the Fund’s Advisory Agreement and Sub-Advisory Agreements will be available in the Fund’s first annual or semi-annual report to shareholders following commencement of operations. The Sub-Advisers’ fees are paid by the Investment Advisers out of their advisory fee.

MULTI-MANAGER FUNDS	8	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

FUND MANAGEMENT

Christopher E. Vella, Senior Vice President and Chief Investment Officer of NTCC, and Jessica K. Hart, Senior Vice President of NTCC, will be managers for the Fund. Mr. Vella has been with Northern Trust since 2004 and has been the Chief Investment Officer of NTCC since 2011. Prior to taking on Chief Investment Officer responsibilities, Mr. Vella was the Global Director of Northern’s Manager Research Team. Ms. Hart has been with Northern Trust since 2000 and has worked in the NTCC portfolio management department since 2003.

THE SUB-ADVISERS AND FUND MANAGERS TO THE FUND

Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of assets of the Fund allocated to it, subject to general supervision of the Investment Advisers and the Board of Trustees.

BLUEBAY ASSET MANAGEMENT LLP (“BlueBay”). BlueBay has managed a portion of the Fund since inception. BlueBay is located at 77 Grosvenor Street, London, United Kingdom. As of March 31, 2013, BlueBay had assets under management of approximately $55.7 billion. Mr. David Dowsett is a partner and senior portfolio manager with BlueBay. Mr. Dowsett joined BlueBay in 2002 and has 19 years of experience in the financial industry. Mr. Nick Shearn is a portfolio manager with BlueBay. Prior to joining BlueBay in 2011, Mr. Shearn had been with the Royal Bank of Scotland since 2008.

LAZARD ASSET MANAGEMENT LLC (“Lazard”). Lazard has managed a portion of the Fund since inception. Lazard is located at 30 Rockefeller Plaza, New York, New York 10112. As of March 31, 2013, Lazard had assets under management of approximately $155.7 billion. Ms. Denise S. Simon is a Portfolio Manager/Analyst on Lazard’s Emerging Markets Debt team. Ms. Simon began working in the investment field in 1986. Prior to joining Lazard in 2010, she was with HSBC Asset Management (formerly Halbis) where she was a Managing Director and Portfolio Manager for three global emerging markets strategies. Mr. Arif T. Joshi is a Portfolio Manager/Analyst on Lazard’s Emerging Markets Debt team. Mr. Joshi began working in the investment field in 1998. Prior to joining Lazard in 2010, he was also with HSBC Asset Management where he served as Senior Vice President and Portfolio Manager.

Additional information about the Fund Managers’ compensation, other accounts managed by the Fund Managers and the Fund Managers’ ownership of securities in the Fund is available in the Statement of Additional Information (“SAI”).

NORTHERN FUNDS PROSPECTUS	9	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

OTHER FUND SERVICES

The Northern Trust Company (“TNTC,” together with NTI, referred to as “Northern Trust”) serves as Transfer Agent and Custodian for the Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI serves as Administrator for the Fund. TNTC also performs certain administrative services for the Fund pursuant to a sub-administration agreement with NTI. NTI pays TNTC for its sub-administration services out of its administration fees and TNTC’s fees do not represent additional expenses to the Fund.

NTI, as Administrator, is entitled to an administration fee from the Fund at the annual rate of 0.15% of the average daily net assets of the Fund. TNTC, as Transfer Agent, is entitled to transfer agency fees of 0.10% of the average daily net assets of the Fund.

Pursuant to an exemptive order issued by the SEC, the Fund invests its uninvested cash in a money market fund advised by one or more of the Investment Advisers or their affiliates. Accordingly, the Fund will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the money market fund pays to the Investment Advisers and/or their affiliates. The uninvested cash of the Fund will be invested in the Northern Institutional Diversified Assets Portfolio. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the Investment Advisers and/or their affiliates on the assets invested in the Northern Institutional Diversified Assets Portfolio is 0.35%. However, pursuant to the exemptive order, Northern will reimburse the Fund for advisory fees otherwise payable by the Fund on any assets invested in an affiliated money market fund.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Fund and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in the Fund may or may not receive specific notice of such additional services and fees.

Shares of the Trust are distributed by Northern Funds Distributors, LLC (“NFD”), Three Canal Plaza, Suite 100, Portland, Maine, 04101. NFD is not affiliated with TNTC, NTI, or any other Northern Trust affiliate.

MULTI-MANAGER FUNDS	10	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

PURCHASING AND SELLING SHARES

THE TRUST IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The description in the Fund Summary may help you decide whether the Fund fits your investment needs. Keep in mind, however, that no guarantee can be made that the Fund will meet its investment objective, and the Fund should not be relied upon as a complete investment program. The Trust also offers other funds, including additional multi-manager funds and asset allocation, equity, equity index, fixed-income and money market funds, which are described in separate prospectuses.

Please note that the fee and expense information shown under “Fees and Expenses of the Fund” in the Fund Summary beginning on page 3 does not reflect any charges that may be imposed by TNTC, its affiliates, correspondent banks and other institutions on their customers. (For more information, please see “Account Policies and Other Information—Financial Intermediaries” on page 20.)

PURCHASING SHARES

You may purchase shares directly from the Trust or, if you maintain certain accounts, through Northern Trust and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800-595-9111.

OPENING AN ACCOUNT

THROUGH AN AUTHORIZED INTERMEDIARY. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase orders from their customers on behalf of the Fund. See “Account Policies and Other Information—Financial Intermediaries” on page 20 for additional information regarding purchases of Fund shares through authorized intermediaries.

DIRECTLY FROM THE FUND. You may open a shareholder account and purchase shares directly from the Fund with a minimum initial investment of $100,000 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive the minimum. There is no minimum initial investment amount for accounts of Northern Trust wealth management clients.

For your convenience, there are a number of ways to invest directly in the Fund:

BY MAIL

■	Read this Prospectus carefully.

■	Complete and sign the New Account Application.

■	Enclose a check payable to Northern Funds.

■

If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by a Northern Funds Certification Form or other acceptable evidence of authority (if applicable).

■	Mail your check, Northern Funds Certification Form or other acceptable evidence of authority (if applicable) and completed New Account Application to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	Additional documentation may be required to fulfill the requirements of the “Customer Identification Program” described on page 19.

■	For overnight delivery use the following address:

Northern Funds

801 South Canal Street

Chicago, Illinois 60607

■	For subsequent investments:

■	Enclose your check with the investment slip portion of the confirmation of your previous investment; or

■	Indicate on your check or a separate piece of paper your name, address and account number.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, travelers checks, money orders and third party checks are not acceptable.

BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER

TO OPEN A NEW ACCOUNT:

■	For more information or instructions regarding the purchase of shares, call the Northern Funds Center at 800-595-9111.

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■	Complete a New Account Application and send it to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

TO ADD TO AN EXISTING ACCOUNT:

■	Have your bank wire federal funds or effect an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

(Reference 10-Digit Fund account number, with no spaces (e.g., ##########)

(Reference Shareholder’s Name)

BY DIRECT DEPOSIT

TO PURCHASE ADDITIONAL SHARES:

■	Determine if your employer has direct deposit capabilities through the ACH.

■	Have your employer send payments to:

ABA Routing No. 0710-00152

(Reference 10-Digit Fund account number, with no spaces (e.g., ##########))

(Reference Shareholder’s Name)

■	The minimum periodic investment for direct deposit is $50.

BY AUTOMATIC INVESTMENT

TO OPEN A NEW ACCOUNT:

■	Complete a New Account Application, including the Automatic Investment section.

■	Send it to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	The minimum initial investment is $250; $50 for monthly minimum additions.

TO ADD TO AN EXISTING ACCOUNT:

■	Call 800-595-9111 to obtain an Automatic Investment Plan Form.

■	The minimum for additional investments is $50.

If you discontinue participation in the plan, the Fund reserves the right to redeem your account involuntarily, upon 30 days’ written notice, if the account’s NAV is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund’s NAV.

BY DIRECTED REINVESTMENT

You may elect to have your income dividend and capital gain distributions automatically invested in another fund account.

■	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

■	Reinvestments can only be directed to an existing Fund account (which must meet the minimum investment requirement).

BY EXCHANGE

You may open a new account or add to an existing account by exchanging shares of one fund of the Trust for shares of any other fund offered by the Trust. See “Selling Shares—By Exchange.”

BY INTERNET

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northernfunds.com or contact your Relationship Manager.

THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you have an account with Northern Trust, you may purchase shares through Northern Trust. You also may purchase shares through other financial institutions that have entered into agreements with the Trust. To determine whether you may purchase shares through your institution, contact your institution directly or call 800-595-9111. Northern Trust and other financial institutions may impose charges against your account which will reduce the net return on an investment in the Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.

SELLING SHARES

THROUGH AN AUTHORIZED INTERMEDIARY. If you purchase shares from an authorized intermediary, you may sell (redeem) shares by contacting your financial intermediary. See “Account Policies and Other Information—Financial Intermediaries”

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on page 20 for additional information regarding sales (redemptions) of Fund shares through authorized intermediaries.

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUND. If you purchased shares directly from the Fund or, if you purchased your shares through an account at Northern Trust or another financial institution and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

BY MAIL

SEND A WRITTEN REQUEST TO:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE REDEMPTION REQUEST MUST INCLUDE:

■	The number of shares or the dollar amount to be redeemed;

■	The Fund account number;

■	The signatures of all account owners;

■	A signature guarantee also is required if:

■	The proceeds are to be sent elsewhere than the address of record, or

■	The redemption amount is greater than $100,000.

BY WIRE

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account.

■	You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank.

■	Call the Transfer Agent at 800-595-9111 for instructions.

■	The minimum amount that may be redeemed by this method is $250.

BY SYSTEMATIC WITHDRAWAL

If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust.

■	Call 800-595-9111 for an application form and additional information.

■	The minimum amount is $250 per withdrawal.

BY EXCHANGE

The Trust offers you the ability to exchange shares of one fund in the Trust for shares of another fund in the Trust.

■	When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA).

■	Call 800-595-9111 for more information.

BY TELEPHONE

If you authorize the telephone privilege on your New Account Application, you may redeem shares by telephone.

■	If your account is already opened, send a written request to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	The request must be signed by each owner of the account and must be accompanied by signature guarantees.

■	Call 800-595-9111 to use the telephone privilege.

■

During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under “Selling Shares—By Mail” and outlined below under “Selling Shares—By Internet.”

BY INTERNET

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northernfunds.com or contact your Relationship Manager.

REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you purchased your shares through an account at Northern Trust or through another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.

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■

Although the Trust imposes no charges when you redeem shares of the Fund (other than the 2.00% redemption fee charged for shares of the Fund held for less than 30 days), when shares are purchased through an account at Northern Trust or through other financial institutions, a fee may be charged by those institutions for providing services in connection with your account.

■	Contact your account representative at Northern Trust or at another financial institution for more information about redemptions or exchanges.

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ACCOUNT POLICIES AND OTHER INFORMATION

CALCULATING SHARE PRICE. The Trust issues shares and redeems shares at NAV. The NAV for the Fund is calculated by dividing the value of the Fund’s net assets by the number of the Fund’s outstanding shares. The NAV is calculated on each Business Day as of 3:00 p.m. Central time for the Fund. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order as described on page 19.

Investments of the Fund for which market quotations are readily available are priced at their market value. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be otherwise determined in good faith under procedures established by the Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of market values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. This may occur particularly with respect to certain foreign securities held by the Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by the Fund are valued at their amortized cost, which, according to the Investment Advisers, approximates fair value.

The Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m. Central time on any Business Day will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day’s closing share price for the Fund, provided that one of the following occurs:

■	The Transfer Agent receives payment by 3:00 p.m. Central time on the same Business Day; or

■

The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with the Trust and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day, depending on the terms of the Trust’s agreement with the intermediary.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed on the next Business Day, at that day’s closing share price for the Fund, provided that payment is made as noted above.

MISCELLANEOUS PURCHASE INFORMATION.

■

You will be responsible for all losses and expenses of the Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

■	Exchanges into the Fund from another fund in the Trust may be subject to any redemption fee imposed by the other fund.

■

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For additional details, please go to northernfunds.com or contact your Relationship Manager.

■

The Trust and NFD each reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Trust also reserves the right to change or discontinue any of its purchase procedures.

■	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings” on page 19.

■

If the Transfer Agent cannot locate an investor for a period of time specified by appropriate state law, the investor’s account may be deemed legally abandoned and then escheated (transferred) to the state’s unclaimed property administrator in accordance with statutory requirements.

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TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m. Central time will be executed on the same day at that day’s closing share price for the Fund (less any applicable redemption fee).

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed the next Business Day, at that day’s closing share price for the Fund (less any applicable redemption fee).

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds normally will be sent or credited on the next Business Day or, if you are redeeming your shares through an authorized intermediary, up to three Business Days following the Business Day on which such redemption request is received in good order by the deadline noted above. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”

REDEMPTION FEES. The Fund charges a 2.00% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The Fund is authorized to waive the redemption fee for the following transactions:

■

Redemptions from omnibus accounts, fee-based programs and employer-sponsored defined contribution plans maintained by financial intermediaries that inform the Fund that they are unable to impose a redemption fee on their underlying customer accounts;

■

Redemptions where the shares were purchased through financial intermediaries that the Investment Advisers determine to have appropriate anti-short-term trading policies in place or as to which the Investment Advisers have received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place;

■

Redemptions effected pursuant to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

■	Redemptions pursuant to systematic withdrawal plans and automatic exchange plans;

■	Redemptions of shares acquired by reinvestment of dividends, distributions or other payments;

■	Redemptions due to the death or the post-purchase disability of the beneficial owner of the account;

■	Redemptions to satisfy minimum required distributions from retirement accounts;

■	Redemptions representing the return of excess contributions in retirement accounts;

■	Redemptions initiated by the Fund; and

■	Redemptions following investments of contributions in the Fund by participants in defined contribution plans.

In addition to the circumstances noted above, the Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is consistent with the best interests of the Fund, to the extent permitted by law. In addition, the Fund reserves the right to add, modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law.

Currently, the Fund is limited in its ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of a redemption, the Fund will not receive the redemption fee. If Fund shares are redeemed by a financial intermediary at the direction of its customers, the Fund may not know whether a redemption fee is applicable or the identity of the customer who should pay the redemption fee. Due to operational requirements, a financial intermediary’s method for tracking and calculating the redemption fee may differ in some respects from that used by the Fund. Northern Trust will ask financial intermediaries to assess redemption fees on shareholder accounts in appropriate cases and remit these fees to the Fund. However, for the reasons set forth above, there can be no assurance that the financial intermediaries will properly assess redemption fees. Customers purchasing shares from financial intermediaries should contact these intermediaries or refer to their account agreements or plan documents for more information on how the redemption fee is applied to their shares.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is

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directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

■	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

■	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

■

The Trust reserves the right, on 30 days’ written notice, to redeem the shares held in any account if, at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund’s NAV.

■

If you are redeeming recently purchased shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

■

The Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

■

You may initiate transactions between Northern Trust banking and the Trust’s accounts by using Northern Trust Private Passport. For additional details, please go to northernfunds.com or contact your Relationship Manager.

■	The Trust reserves the right to change or discontinue any of its redemption procedures.

■

The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

■

The Trust does not permit redemption proceeds to be sent by outgoing International ACH Transaction (“IAT”). An IAT is a payment transaction involving a financial institution’s office located outside U.S. territorial jurisdiction.

■	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings” on page 19.

EXCHANGE PRIVILEGES. You may exchange shares of the fund in the Trust for shares of another fund in the Trust only if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. An exchange is a redemption of shares of the fund and the purchase of shares of another fund in the Trust. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.

POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES. In accordance with the policy adopted by the Board of Trustees, the Trust discourages market timing and other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Fund, which invests in foreign securities, may be susceptible to the risk of excessive, short-term trading due to the potential for time zone arbitrage. These risks may be enhanced with respect to investments in issuers located in emerging or frontier markets. Securities of emerging and frontier market issuers tend to be less liquid than issuers located in developed markets, and funds that invest principally in issuers located in emerging and/or frontier markets may therefore be subject to an increased risk of arbitrage. The Trust and Northern Trust reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Northern Trust will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Northern Trust), the Trust (or Northern Trust) will exercise this right if, in the Trust’s (or Northern Trust’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Northern Trust), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Northern Trust or any affiliated person or associated person of Northern Trust.

To deter excessive shareholder trading, a shareholder is restricted to no more than two “round trips” in the Fund during a calendar quarter. A “round trip” is a redemption or

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exchange out of the Fund followed by a purchase or exchange into the Fund. The Trust is authorized to permit more than two “round trips” in the Fund during a calendar quarter if the Trust determines in its reasonable judgment that the Trust’s excessive trading policies would not be violated. Examples of such transactions include, but are not limited to, trades involving:

■	asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

■	systematic withdrawal plans and automatic exchange plans;

■	reinvestment of dividends, distributions or other payments;

■	a death or post-purchase disability of the beneficial owner of the account;

■	minimum required distributions from retirement accounts;

■	the return of excess contributions in retirement accounts; and

■	redemptions initiated by the Fund.

In addition, the Fund imposes a redemption fee on redemptions made within 30 calendar days of purchase subject to certain exceptions. For further information, please see “Redemption Fees” on page 16. As described below and in “Redemption Fees” it should be noted that the Trust’s ability to monitor and limit the trading activity of shareholders investing in the Fund through an omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts.

Pursuant to the policy adopted by the Board of Trustees, the Trust has developed criteria that it uses to identify trading activity that may be excessive. The Trust reviews on a regular and periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Trust, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Trust detects excessive, short-term trading, whether or not the shareholder has made two round trips in a calendar quarter, the Trust may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund.

The Trust may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Trust will apply the criteria in a manner that, in the Trust’s judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identities of individual investors whose purchase and redemption orders are aggregated are not known by the Fund. While Northern Trust may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Northern Trust will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Trust. Certain financial intermediaries may monitor their customers for excessive trading according to their own excessive trading policies. The Trust may rely on these financial intermediaries’ excessive trading policies in lieu of applying the Trust’s policies. The financial intermediaries’ excessive trading policies may differ from the Trust’s policies and there is no assurance that the procedures used by financial intermediaries will be able to curtail excessive trading activity in the Trust.

IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. The Trust also reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from the Fund. See the SAI for further information about the terms of these purchases and redemptions.

TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event,

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consider sending your request in writing or follow the procedures found on pages 12 or 13 for initiating transactions by the Internet.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record.

The Trust reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions only in writing. You may make changes to an address of record or certain other account information in writing or by telephone. Written instructions must be accompanied by a signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”), or other acceptable evidence of authority (if applicable). Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority (if applicable) must be provided. Additional requirements may be imposed by the Trust. In addition to the situations described in this Prospectus, the Trust may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A “Business Day” is each Monday through Friday when the New York Stock Exchange (the “Exchange”) is open for business. For any given calendar year, the Fund will be closed on the following holidays or as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered, including a completed Northern Funds Certification Form or other acceptable evidence of authority (if applicable). Requests must include the following:

■	The account number (if issued) and Fund name;

■	The amount of the transaction, in dollar amount or number of shares;

■	For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

■	Required signature guarantees, if applicable;

■

Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800-595-9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until the investor’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

EARLY CLOSINGS. The Fund reserves the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Fund may, for any Business Day, decide to change the time as of which the Fund’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open one or more funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during an emergency situation or unusual event, please call 800-595-9111 or visit northernfunds.com.

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FINANCIAL INTERMEDIARIES. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their customers on behalf of the Fund. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. The Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

The Trust may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust, that perform support services for their customers who own Fund shares (“Service Organizations”). These support services may include:

■	assisting investors in processing purchase, exchange and redemption requests;

■	processing dividend and distribution payments from the Fund;

■	providing information to customers showing their positions in the Fund; and

■	providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

For their services, Service Organizations may receive fees from the Fund at annual rates of up to 0.25% of the average daily NAV of the shares covered by their agreements. Because these fees are paid out of the Fund’s assets on an on-going basis, they will increase the cost of your investment in the Fund. The Fund’s arrangements with Service Organizations under the agreements are governed by a Service Plan, which has been adopted by the Board of Trustees.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, for marketing and distribution in connection with the Trust. Northern Trust may also sponsor informational meetings, seminars and other similar programs designed to market the Trust. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Advisers (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Fund available to their customers, and may allow the Fund greater access to such parties and their customers than would be the case if no payments were paid.

Investors purchasing shares of the Fund through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in the Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor’s investment in the Fund.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Fund on behalf of their customers may be required to register as dealers.

PORTFOLIO HOLDINGS. The Fund, or its duly authorized service providers, may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

A complete schedule of the Fund’s holdings, current as of calendar quarter-end, will be available on the Trust’s Web site at northernfunds.com no earlier than ten (10) calendar days after the end of the period. The Fund will also publish its top ten holdings on its Web site, current as of month end, no earlier than ten (10) calendar days after the end of the month. This information will remain available on the Web site at least until the Fund files with the SEC its semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Fund may terminate or modify this policy at any time without further notice to shareholders.

A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the SAI.

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SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and with an annual report containing audited financial statements as of March 31. If we have received appropriate written consent, we send a single copy of all materials, including prospectuses, financial reports, proxy statements or information statements to all shareholders who share the same mailing address, even if more than one person in a household holds shares of the Fund.

If you do not want your mailings combined with those of other members of your household, you may opt-out at any time by contacting the Northern Funds Center by telephone at 800-595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Fund will begin sending individual copies to you within 30 days after receipt of your opt-out notice.

The Trust may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, Illinois 60675-5986, calling 800-595-9111 or by sending an e-mail to: northern-funds@ntrs.com.

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DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF THE FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE FUND WITHOUT ANY SALES CHARGE.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another fund in the Trust at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another fund in the Trust, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a fund in the Trust in which you maintain an account.

Dividend and capital gain distributions that are returned to the Fund as undeliverable will be reinvested into your account upon return receipt at the Fund’s then current NAV. Also, future distributions will be reinvested until the Fund receives valid delivery instructions.

The following table summarizes the general distribution policies for the Fund. The Fund may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Fund to avoid incurring unnecessary tax liabilities or for other reasons.

Fund	Dividends, if any, Declared and Paid	Capital Gains, if any, Declared and Paid
MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY	Quarterly	Annually

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TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to an investor in the Fund. The discussions of the federal tax consequences in this Prospectus and the SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual United States citizens or residents and is based on current tax law. You should consult your tax professional for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTIONS. The Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on the Fund’s distributions to you, regardless of whether they are paid in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of the Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 20%. U.S. individuals with “modified adjusted gross income” exceeding $200,000 ($250,000 if married and filing jointly) are subject to the Medicare contribution tax on their “net investment income,” which includes interest, dividends and capital gains at a rate of 3.8%. Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”) and when certain other requirements are met, then all distributions paid by the Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the long-term capital gain rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations.

A portion of distributions paid by the Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced by a high portfolio turnover rate or by investments in debt securities or foreign corporations. It is expected that distributions paid by the Fund will generally not qualify for this deduction.

Distributions from the Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31. Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Prior to issuing your statement, the Fund makes every effort to obtain correct information regarding Fund income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect changes in information regarding fund income.

You should note that if you buy shares of the Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

FOREIGN TAXES. The Fund may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. It is expected that the Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If it chooses not to or is ineligible to make the election, the Fund will be entitled to deduct such taxes in computing the amounts it is required to distribute.

SALES AND EXCHANGES. The sale, exchange, or redemption of Fund shares is a taxable event on which a gain or loss may be recognized. For federal income tax purposes, an exchange of shares of one fund for shares of another fund is considered the

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same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of fund shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The Fund is required to compute and report to the Internal Revenue Service and furnish to Fund shareholders cost basis information when such shares are sold or exchanged. The Fund has elected to use the average cost method, unless you instruct the Fund to select a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial advisor, they may select a different cost basis method. In these cases, please contact your broker or other financial advisor to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax professionals to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting requirements apply to them.

IRAS AND OTHER TAX-QUALIFIED PLANS. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable unless shares are acquired with borrowed funds.

BACKUP WITHHOLDING. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Nonresident aliens, foreign corporations and other foreign investors in the Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains. The exemption may not apply, however, if the investment in the Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as interest and dividends from companies whose securities are held by the Fund, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. For taxable years of the Fund beginning before January 1, 2014, dividends paid by the Fund that are properly designated as short term capital gain dividends or interest-related dividends are not subject to the 30% withholding tax.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met.

In addition beginning January 1, 2014, the Fund will be required to withhold 30% tax on payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax professionals regarding the tax consequences in their country of residence of an investment in the Fund.

STATE AND LOCAL TAXES. You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by the Fund on U.S. government securities. You should consult your tax professionals regarding the tax status of distributions in your state and locality.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Fund. More tax information relating to the Fund is also provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

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SECURITIES, TECHNIQUES AND RISKS

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

All investments carry some degree of risk that will affect the value of the Fund’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in the Fund.

This section takes a closer look at some of the Fund’s principal investment strategies and related risks.

INVESTMENT OBJECTIVE. The Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in the Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

INVESTMENT STRATEGY. The Fund may acquire convertible securities.

SPECIAL RISKS. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, the Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s return and its ability to achieve its investment objective.

CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, the Fund may invest a portion of its assets in custodial receipts.

SPECIAL RISKS. Like other stripped securities (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

DERIVATIVES. The Fund may purchase certain “derivative” instruments for hedging and other purposes. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices and may be leveraged. Derivatives include futures contracts, options, interest rate and currency swaps, equity swaps and forward currency contracts.

INVESTMENT STRATEGY. Under normal market conditions, the Fund may invest in derivative securities, including options, futures, forward currency contracts and currency and equity swaps if the potential risks and rewards are consistent with the Fund’s objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, the Fund may make more significant investments in derivatives. The Fund may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position, or to gain exposure to certain countries or currencies.

SPECIAL RISKS. An investment in derivatives can be more sensitive to changes in interest rates and sudden fluctuations in market prices than conventional securities. Investments in derivative instruments, which may be leveraged, may result in losses exceeding the amounts invested. The Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund’s derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that the Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, the Fund may suffer a loss whether or not the analysis of the Sub-Adviser is accurate.

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside

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cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement also may cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

EXCHANGE RATE-RELATED SECURITIES. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

INVESTMENT STRATEGY. The Fund may invest in exchange rate-related securities.

SPECIAL RISKS. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

FOREIGN INVESTMENTS. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

INVESTMENT STRATEGY. The Fund will invest in securities of a foreign (non-U.S.) companies.

GENERAL. Foreign securities involve special risks and costs, which are considered by the Sub-Advisers in evaluating the creditworthiness of issuers and making investment decisions for the Fund. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities.

Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the recent decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

While the Fund’s investments may be denominated in foreign currencies, the portfolio securities and other assets held by the Fund are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates or, in the case of hedged positions, because the U.S dollar declines in value relative to the currency hedged. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign

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governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions.

The Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject the Fund to risks associated with that particular region, such as general and local economic, political and social conditions.

On January 1, 1999, the European Economic and Monetary Union (“EMU”) introduced a new single currency called the euro. The euro has replaced the national currencies of many European countries.

The European Central Bank has control over each member country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions. Also, it is possible that the EU’s single currency, the euro, could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions and could affect adversely the values of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Funds may be denominated in the euro.

SPECIAL RISKS—EMERGING AND FRONTIER MARKETS. The Fund invests a substantial portion of its total assets in foreign countries that are considered emerging or frontier markets. Additional risks are involved when investing in countries with emerging or frontier economies or securities markets. Emerging and frontier market countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. Such countries may include, but are not limited to, Angola, Argentina, Azerbaijan, Bahrain, Bangladesh, Belarus, Belize, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Georgia, Ghana, Guatemala, Honduras, Hungary, India, Indonesia, Iraq, Jamaica, Jordan, Kazakhstan, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Namibia, Nigeria, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russia, Senegal, Serbia, South Africa, Sri Lanka, Tanzania, Turkey, Ukraine, Uruguay, Venezuela, Vietnam and Zambia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. In general, the securities markets of these countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as has historically been the case. As a result, the risks presented by investments in these countries are heightened. These countries also have problems with securities registration and custody. Additionally, settlement procedures in emerging and frontier market countries are frequently less developed and reliable than those in the United States, and may involve the Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations. The Fund’s purchase and sale of portfolio securities in certain emerging and frontier market countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume or holdings of the Fund, the Investment Advisers, their affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Fund.

Investments in some emerging and frontier market countries, such as those located in Asia, may be restricted or controlled. In

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some countries, direct investments in securities may be prohibited and required to be made through investment funds controlled by such countries. These limitations may increase transaction costs and adversely affect a security’s liquidity, price, and the rights of the Fund in connection with the security.

Unanticipated political, economic or social developments may affect the value of the Fund’s investments in emerging and frontier market countries and the availability to the Fund of additional investments in these countries. Some of these countries may have failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Many emerging market countries are subject to rapid currency devaluations and high inflation and/or economic recession and significant debt levels. These economic factors can have a material adverse effect on these countries’ economies and their securities markets. Moreover, many emerging market countries’ economies are based on only a few industries and/or are heavily dependent on global trade. Therefore, they may be negatively affected by declining commodity prices, factors affecting their trading markets and partners, exchange controls and other trade barriers, currency valuations and other protectionist measures.

From time to time, certain of the companies in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Many emerging and frontier market countries also impose withholding or other taxes on foreign investments, which may be substantial and result in lower Fund returns.

The creditworthiness of firms used by the Fund to effect securities transactions in emerging and frontier market countries may not be as strong as in some developed countries. As a result, the Fund could be subject to a greater risk of loss on its securities transactions if a firm defaults on its responsibilities.

The Fund’s ability to manage its foreign currency may be restricted in emerging and frontier market countries. As a result, a significant portion of the Fund’s currency exposure in these countries may not be covered.

Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s shares to decline.

The recent decline in the U.S. economy as a result of the subprime crisis may have a disproportionately more adverse effect on economies of emerging and frontier market countries.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

INVESTMENT STRATEGY. The Fund may enter into forward currency exchange contracts for hedging purposes and to seek exposure to certain currencies. The Fund also may enter into forward currency exchange contracts to help reduce the risks and volatility caused by changes in foreign currency exchange rates. Foreign currency exchange contracts will be used at the discretion of the Sub-Advisers, and the Fund is not required to hedge its foreign currency positions.

SPECIAL RISKS. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations. The institutions that deal in forward currency

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contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate the Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

INVESTMENT STRATEGY. The Fund may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes and non-hedging purposes in order to seek exposure to certain countries or currencies.

SPECIAL RISKS. Futures contracts and options present the following risks: imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the Investment Advisers to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see “Insurance Funding Agreements” below) certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and both foreign and domestic securities that are not readily marketable.

INVESTMENT STRATEGY. The Fund may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with its investment objective and strategies, the Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Advisers or Sub-Advisers determine, under guidelines approved by the Northern Multi-Manager Funds’ Board of Trustees, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund. The practice of investing in Rule 144A Securities could increase the level of the Fund’s illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. Interest rate and currency swaps are contracts that obligate the Fund and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets) or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

INVESTMENT STRATEGY. The Fund may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position and to gain exposure to certain countries or currencies.

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SPECIAL RISKS. The use of swaps and interest rate floors, caps and collars is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If a Sub-Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, the Fund may not be able to terminate its obligations when desired. In addition, if the Fund is obligated to pay the return under the terms of a total rate of return swap, Fund losses due to unanticipated market movements potentially are unlimited. The Fund also may suffer a loss if the other party to a transaction defaults. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

NON-INVESTMENT GRADE SECURITIES. Non-investment grade convertible securities (sometimes referred to as “junk bonds”) generally are rated BB or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, are determined to be of comparable quality by the Sub-Advisers.

INVESTMENT STRATEGY. The Fund may invest without limitation in non-investment grade convertible securities, when the Sub-Advisers determine that such securities are desirable in light of the Fund’s investment objective and portfolio mix.

SPECIAL RISKS. Non-investment grade and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation will be uncertain. The Fund also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for the Fund to obtain precise valuations of such securities in its portfolio.

Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Advisers’ credit analysis than would be the case with investments in higher quality securities.

OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the future at an agreed upon price prior to the expiration date of the option.

INVESTMENT STRATEGY. The Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or to gain exposure to certain countries or currencies. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. The Fund will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of the Fund’s assets subject to options written by the Fund will not be greater than 25% of its net assets at the time the option is written. The Fund may “cover” a call option by owning the security underlying the option or through other means. Put options written by the Fund are “secured” if the Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

SPECIAL RISKS. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the Investment Advisers or Sub-Advisers are incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Investment Advisers or Sub-Advisers to predict future price fluctuations and the degree of correlation between the options and securities markets.

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The Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Advisers or Sub-Advisers. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Fund is likely to be higher than the rates for comparable mutual funds with a single portfolio manager. Each of the Fund’s Sub-Advisers makes decisions to buy or sell securities independently from other Sub-Advisers. Thus, one Sub-Adviser for the Fund may be selling a security when another Sub-Adviser for the Fund, or for another Fund, is purchasing that same security. Additionally, when the Fund replaces a Sub-Adviser, the new Sub-Adviser may restructure the investment portfolio, which may increase the Fund’s portfolio turnover rate. The Sub-Advisers will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund.

A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce the Fund’s return. It also may result in higher short-term capital gains that are taxable to shareholders.

PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners.

INVESTMENT STRATEGY. The Fund invests in preferred stocks to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by the Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

INVESTMENT STRATEGY. The Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Advisers or Sub-Advisers. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after the Fund acquires the securities.

SPECIAL RISKS. In the event of a default, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable by the Fund. With respect to collateral received in repurchase transactions or other investments, the Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.

SHORT SALES AGAINST-THE-BOX. A short sale against-the-box is a short sale such that at all times when the short position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short.

INVESTMENT STRATEGY. The Fund may make short sales against-the-box.

SPECIAL RISKS. If the Fund sells securities short against-the-box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it actually had sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short position with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

SOVEREIGN DEBT RISK. The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

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STRUCTURED SECURITIES. Structured securities present additional risk that the interest paid to the Fund on a structured security will be less than expected. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations where the principal repayment at maturity is determined by the value of a specified security or securities index. Structured securities may also include credit linked notes, which are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Structured securities may also include inverse floating debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

INVESTMENT STRATEGY. The Fund may invest in structured securities for hedging purposes and to gain exposure to certain countries and currencies.

SPECIAL RISKS. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature. Structured securities are also subject to counterparty risk.

WARRANTS. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.

INVESTMENT STRATEGY. The Fund may invest in warrants and similar rights to the extent consistent with its investment objective and strategies. The Fund also may purchase bonds that are issued in tandem with warrants.

SPECIAL RISKS. Warrants are derivative instruments that present risks similar to options.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

INVESTMENT STRATEGY. The Fund may invest in zero coupon, pay-in-kind and capital appreciation bonds.

SPECIAL RISKS. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund’s investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell some of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

This section explores various other investment securities and techniques that the Sub-Advisers may use.

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Examples of asset-backed securities also include collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust typically

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collateralized by a pool that is backed by a diversified pool of high risk, below-investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and other subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

INVESTMENT STRATEGY. The Fund may purchase securities that are secured or backed by mortgages issued by U.S. government agencies, instrumentalities or sponsored enterprises or guaranteed by the U.S. government as well as other types of asset-backed securities. The Fund may also invest in CDOs, CBOs and CLOs.

SPECIAL RISKS. In addition to credit, counterparty and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage or other asset-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return and share price. The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities in which the Fund may invest. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions also may adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which the Fund may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices also may drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities in which the Fund may invest.

The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support or the counterparty. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline. Credit supports generally apply only to a fraction of a security’s value. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. If the issuer of the security has no security interest in the related collateral, there is the risk that the Fund could lose money if the issuer defaults. CBOs and CLOs are generally offered in tranches that vary in risk and yield. Both CBOs and CLOs can experience substantial losses due to actual defaults of the underlying collateral, increased sensitivity to defaults due to collateral default and disappearance of junior tranches that protect the more senior tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Fund may suffer greater levels of default than were historically experienced.

In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

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Recently, delinquencies, defaults and losses on residential mortgage loans have increased substantially and may continue to increase, which may affect the performance of the mortgage-backed securities in which the Fund invests. The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset writedowns by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by the Fund. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions also may adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which the Fund may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices also may drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Fund.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Fund may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. The Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-fourth of the value of its total assets (including the amount borrowed). The Fund may enter into reverse repurchase agreements when the Investment Advisers or Sub-Advisers expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.

EQUITY SECURITIES. “Equity securities” include common stocks, preferred stocks, investment companies including exchange-traded funds (“ETFs”), interests in real estate investment trusts (“REITs”), convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

INVESTMENT STRATEGY. The Fund may invest in equity securities to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. Investing in equity securities involves market risk. Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Price changes may be temporary or last for extended periods. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. This volatility means that the value of your investment in the Fund may increase or decrease. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to market movements, and over longer periods during market downturns.

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Over the past several years, stock markets have experienced substantial price volatility. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period.

INVESTMENT COMPANIES. Affiliated and unaffiliated investment companies include, but are not limited to, money market funds, index funds, “country funds” (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iShares®, S&P’s Depositary Receipts® (“SPDRs”) and other ETFs. Other investment companies in which the Fund may invest include other funds for which the Investment Advisers or any of their affiliates serve as investment advisers.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, the Fund may invest in securities issued by other affiliated or unaffiliated investment companies. Investments by the Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Fund may rely on SEC orders that permit it to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Fund.

SPECIAL RISKS. As a shareholder of another investment company, the Fund would be subject to the same risks as any other investor in that company. It also would bear a proportionate share of any fees and expenses paid by that company. These expenses would be in addition to the advisory and other fees paid directly by the Fund. The Fund’s investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in “creation units” and are not redeemable individually except upon termination of the ETF. To redeem, the Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s NAV.

TEMPORARY INVESTMENTS. The Fund temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less.

INVESTMENT STRATEGY. The Fund temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment, to meet anticipated redemption requests or to manage a reallocation of assets to a Sub-Adviser. The Fund also may hold cash or invest in short-term obligations as a temporary measure mainly designed to limit the Fund’s losses in response to adverse market, economic or other conditions when the Sub-Advisers believe that it is in the best interest of the Fund to pursue such a defensive strategy. The Sub-Advisers may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

SPECIAL RISKS. The Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. The Fund also may miss investment opportunities and have a lower total return during these periods.

UNITED STATES GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, (b) securities of private issuers guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities pursuant to the FDIC Debt Guarantee Program, and (c) participations in loans made to foreign governments or their agencies that are so guaranteed.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, the Fund may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Although many U.S. government securities in which the Fund may invest, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”)

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MULTI-MANAGER FUNDS

and the Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

To the extent the Fund invests in debt instruments or securities of non-U.S. government entities that are backed by the full faith and credit of the United States, pursuant to the FDIC Debt Guarantee Program or other similar programs, there is a possibility that the guarantee provided under the Debt Guarantee Program or other similar programs may be discontinued or modified at a later date.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.

INVESTMENT STRATEGY. The Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

INVESTMENT STRATEGY. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Fund generally would purchase securities in these transactions with the intention of acquiring the securities, the Fund may dispose of such securities prior to settlement if a Sub-Adviser deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

Additionally, the Fund may purchase other types of securities or instruments similar to those described in these sections if otherwise consistent with the Fund’s investment objective and strategies. You should carefully consider the risks discussed in these sections before investing in the Fund.

The Fund may invest in other securities and are subject to further restrictions and risks that are described in the SAI. Additional information about the Fund, its investments and related risks can also be found in “Investment Objective and Strategies” in the SAI.

MULTI-MANAGER FUNDS	36	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS

There are no financial highlights for the Fund because it had not commenced operations as of the date of this Prospectus.

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MULTI-MANAGER FUNDS

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS AND STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Fund’s investments will be available in the Fund’s annual and semiannual reports to shareholders. Once the Fund’s annual report is available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during first fiscal year.

Additional information about the Fund and its policies also is available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Fund’s annual and semiannual reports will be and the SAI is available free upon request by calling the Northern Funds Center at 800-595-9111 or by sending an email request to: northern-funds@ntrs.com. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which the Fund’s shares may be purchased or sold.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE

Call 800-595-9111

BY MAIL

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

ON THE INTERNET

The Fund’s documents are available online and may be downloaded from:

■	The EDGAR database on the SEC’s Web site at sec.gov (text-only).

■	Northern Funds’ Web site at northernfunds.com.

You may review and obtain copies of Northern Funds’ documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of Northern Funds’ documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

811-08236

MULTI-MANAGER FUNDS	40	NORTHERN FUNDS PROSPECTUS	MMF PRO OPP (10/13)

PART B

STATEMENT OF ADDITIONAL INFORMATION

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND (NMEDX)

NORTHERN FUNDS

(THE “TRUST”)

This Statement of Additional Information dated October 15, 2013 (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the Prospectus dated October 15, 2013, as amended or supplemented from time to time, for the Multi-Manager Emerging Markets Debt Opportunity Fund (the “Fund”) of Northern Funds (the “Prospectus”). Copies of the Prospectus may be obtained without charge from The Northern Trust Company (the “Transfer Agent”) by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency or The Northern Trust Company, its affiliates, subsidiaries or any other bank. An investment in the Fund involves investment risks, including possible loss of principal.

ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

Northern Funds (the “Trust”) is an open-end management investment company. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is a series of the Trust that was formed as a Delaware statutory trust on February 7, 2000 under an Agreement and Declaration of Trust (the “Trust Agreement”). The Trust also offers other funds, including additional multi-manager funds and asset allocation, equity, equity index, fixed income and money market funds, which are not described in this SAI.

INVESTMENT OBJECTIVE AND STRATEGIES

The following supplements the investment objective, strategies and risks of the Fund as set forth in the Prospectus. The investment objective of the Fund may be changed without shareholder approval. Except as expressly noted below, the Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, the Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by The Northern Trust Company of Connecticut (“NTCC”) and Northern Trust Investments, Inc. (“NTI,” and together with NTCC, the “Investment Advisers”) or any of the Sub-Advisers (as defined below), to be substantially similar to those of any other investment otherwise permitted by the Fund’s investment strategies.

To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders of the Fund will be provided with 60 days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy stated in the Prospectus to invest at least 80% of its net assets in fixed income securities that provide exposure to debt issuers based in or economically tied to emerging or frontier markets. Emerging and frontier markets are defined as those identified by the World Bank Group as being “developing or emerging economies” or are included in the JP Morgan EMBI Global Diversified Index and/or JP Morgan GBI-EM Global Diversified Index.

Multi-Manager Emerging Market Debt Opportunity Fund seeks total return consisting of a combination of income and capital appreciation. In seeking to achieve total return, the Fund will invest, under normal circumstances, at least 80% of its net assets in fixed income securities that provide exposure to debt issuers based in or economically tied to emerging or frontier markets.

MULTI-MANAGER STRUCTURE

The Fund is managed by the Investment Advisers and one or more asset managers who are unaffiliated with the Investment Advisers (each a “Sub-Adviser” and together, the “Sub-Advisers”). Subject to review by the Trust’s Board of Trustees, the Investment Advisers are responsible for selecting the Fund’s investment strategies and for allocating and reallocating assets among the Sub-Advisers consistent with the Fund’s investment objective and strategies. The Investment Advisers are also responsible for recommending to the Multi-Manager Funds Board of Trustees (the “Board”) whether an agreement with a Sub-Adviser should be approved, renewed, modified or terminated and for monitoring and evaluating the Sub-Advisers. The Investment Advisers are also responsible for implementing procedures to ensure that each Sub-Adviser complies with the Fund’s investment objective, strategies and restrictions.

AMERICAN DEPOSITARY RECEIPTS (“ADRs”). To the extent consistent with its investment objective and strategies, the Fund may invest in ADRs. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. The Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities acquired by the Fund may include collateralized mortgage obligations (“CMOs”). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits (“REMICs”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative. The Fund will not purchase “residual” CMO interests, which normally exhibit greater price volatility.

There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Fund’s liquidity and value.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things): the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator; the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury; market responses to developments at Freddie Mac and Fannie Mae; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Fund.

As a result of the economic recession that commenced in the U.S. in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Fund may suffer greater levels of default than was historically experienced.

In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market in 2008-2009 has resulted, and continues to result, in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a depressed real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by the Fund. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions, coupled with high levels of real estate inventory and elevated incidence of underwater mortgages, may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which the Fund may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Fund.

Asset-backed securities acquired by the Fund may also include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust or other special purpose entity (“SPE”) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

BRADY BONDS. The Fund may invest in certain debt obligations, customarily referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with a debt restructuring. Brady Bonds have only been issued since 1989 and, accordingly, do not have a long payment history. In addition, they are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds and thus are subject to the risk of default by the issuer. Brady Bonds may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated), and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in-full as to principal due at maturity by U.S. Treasury zero coupon obligations, which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. Payment of interest and (except in the case of principal collateralized Brady Bonds) principal on Brady Bonds with no or limited collateral depends on the willingness and ability of the foreign government to make payment. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course.

Restructured Investments. Included among the issuers of emerging country debt securities are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are often organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments, such as Brady Bonds, and the issuance by the entity of one or more classes of securities (“Restructured Investments”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Restructured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or investment rate provisions. Because Restructured Investments of the type in which the Fund may invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Based upon current market conditions, the Fund would not intend to purchase Brady Bonds that, at the time of investment, are in default as to payment. However, in light of the residual risk of Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Fund invests are likely to be acquired at a discount, which involves certain additional considerations.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

The Fund is permitted to invest in a class of Restructured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Restructured Investments typically have higher yields and present greater risks than unsubordinated Restructured Investments. Although the Fund’s purchases of subordinated Restructured Investments would have a similar economic effect to that of borrowing against the underlying securities, such purchases will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Funds’ assets that may be used for borrowing.

Certain issuers of Restructured Investments may be deemed to be “investment companies” as defined in the Act. As a result, the Funds’ investments in these Restructured Investments may be limited by the restrictions contained in the Act. Restructured Investments are typically sold in private placement transactions, and there currently is no active trading market for most Restructured Investments.

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment.

The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate. The portfolio turnover rate for the Fund is likely to be higher than those of funds with a single investment manager.

COLLATERALIZED DEBT OBLIGATIONS. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and other administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act of 1933, as amended (“1933 Act”) for resales of certain securities to qualified institutional buyers, and such CDOs may be characterized by a Fund as liquid securities. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund’s prospectuses (e.g., interest rate risk and credit/default risk), CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. To the extent consistent with its investment objective and strategies, the Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

The Fund may invest in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Commercial paper purchased by the Fund may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity (“SPE”) that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

In selecting convertible securities, the Investment Advisers and Sub-Advisers may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. By investing in convertible securities, the Fund generally will seek to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on the Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

CORPORATE DEBT SECURITIES. The Fund may invest in corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments). The Fund may also invest in hybrid corporate debt, including Tier I and Tier II bank capital securities and bank trust preferred securities.

Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

CURRENCY SWAPS. The Fund may enter into currency swap transactions for hedging purposes or to gain exposure to certain countries or currencies. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specific currencies.

Currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by the Fund under a swap is covered by segregated cash or liquid assets, the Fund and its Investment Advisers and Sub-Advisers believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Fund will not enter into a currency swap unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Fitch Ratings (“Fitch”), or A or Prime-1 or better by Moody’s or a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”) or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Advisers or Sub-Advisers. If there is a default by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Advisers or Sub-Advisers are incorrect in their forecasts of currency exchange rates the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. For a description of Commodity Futures Trading Commission (“CFTC”) regulations affecting swap transactions and certain other derivatives, see “Futures Contracts and Related Options” on page 20.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

EQUITY SWAPS. To the extent consistent with its investment objective and policies, the Fund may enter into equity swap contracts for hedging purposes and to gain exposure to certain countries or currencies. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

The Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P, or Fitch; or A or Prime-1 or better by Moody’s, or has received a comparable rating from another organization that is recognized as an NRSRO. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. In addition, a Fund will earmark on the Fund’s books or segregate cash or liquid securities in an amount equal to the liability amount under the swaps or will otherwise cover its position as required by the 1940 Act.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Advisers or Sub-Advisers are incorrect in their forecasts of market values, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. For a description of CFTC regulations affecting swap transactions and certain other derivatives, see “Futures Contracts and Related Options” on page 20.

EUROPEAN DEPOSITARY RECEIPTS (“EDRs”) AND GLOBAL DEPOSITORY RECEIPTS (“GDRs”). The Fund may invest in EDRs and GDRs. EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

EXCHANGE-TRADED NOTES. The Fund may invest in Exchange-Traded Notes or “ETNs.” ETNs are a type of debt security that trade on exchanges and promise a return linked to a market index or other benchmark. ETNs are unsecured debt obligations of the issuer—typically a bank or another financial institution. They differ from traditional bonds in certain ways. For example, unlike traditional bonds, ETNs typically do not pay any interest payments to investors. Instead, the issuer promises to pay the holder of the ETN an amount determined by the performance of the underlying index or benchmark on the ETN’s maturity date (typically 10, 30 or in some cases even 40 years from issuance), minus any specified fees. The performance of an ETN over long periods can differ significantly from the performance of the underlying index or benchmark. Some ETNs are callable at the issuer’s discretion. In addition, unlike traditional bonds, ETNs trade on exchanges throughout the day at prices determined by the market, similar to stocks or exchange-traded funds. But unlike exchange-traded funds, ETNs do not buy or hold assets to replicate or approximate the performance of the underlying index. The secondary market price of an ETN may differ significantly from its indicative value as calculated by the issuer.

The issuer of an ETN may engage in trading activity that is at odds with the interests of investors who hold the ETNs.

ETNs carry various risks, including credit risk, market risk and liquidity risk. The absence of an active secondary market for ETNs could make it difficult to dispose of the ETNs. Although ETNs are traded on an exchange, an active trading market may not develop. The Fund could suffer a loss if the issuer defaults on an ETN.

FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

When the Investment Advisers or Sub-Advisers anticipate that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the securities held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. The Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

In addition, the Fund may purchase or sell forward foreign currency exchange contracts for cross-hedging purposes or to gain exposure to certain countries or currencies and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

Liquid assets equal to the amount of the Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund’s price to sell the currency or (ii) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund’s price to buy the currency or (ii) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

FOREIGN INVESTMENTS—GENERAL. The Fund invests primarily in foreign securities, including bonds and other fixed-income securities of foreign issuers. Foreign fixed-income securities may include eurodollar convertible securities, which are fixed-income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer.

Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of the Fund to the extent that it invests in foreign securities. The holdings of the Fund, to the extent that it invests in fixed-income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

European countries can be significantly affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

The Fund invests in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens.

Although the Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund’s net asset value (“NAV”) to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

The Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, the net currency positions of the Fund may expose it to risks independent of its securities positions. Although the net long and short foreign currency exposure of the Fund will not exceed its total asset value, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

Dividends and interest payable on the Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See “Taxes” on page 78.

Investors should understand that the expense ratio of the Fund can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes” on page 78.

The Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to deliver payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country.

The Fund may invest a portion of its assets in the securities of issuers located in geographic regions with securities markets that are highly developed, liquid and subject to extensive regulation, including Japan. In recent years, Japan’s economic growth has been substantially below the level of earlier decades, and its economy has experienced periods of recession. Similar to many European countries, Japan is experiencing a deterioration of its competitiveness. Although Japan is attempting to reform its political process and deregulate its economy to address the situation, there is no guarantee that these efforts will succeed.

FOREIGN INVESTMENTS—EMERGING AND FRONTIER MARKETS. The Fund invests at least 80% of its assets in issuers based in or economically tied to emerging or frontier markets. Emerging and frontier market countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries.

In general, the securities markets of emerging and frontier countries are less liquid, subject to greater price volatility and have a smaller market capitalization than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging and frontier country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging and frontier country issuers than is available about issuers in the United States.

Emerging and frontier country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging and frontier countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging and frontier countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging and frontier country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging and frontier market countries may have antiquated legal systems, which may adversely impact the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging and frontier market countries. Similarly, the rights of investors in emerging and frontier market companies may be more limited than those of shareholders in U.S. corporations. In addition, the systems of corporate governance to which issuers in certain emerging and frontier countries are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries. These risks may be heightened in Russia.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging and frontier countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging and frontier countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Certain emerging and frontier countries may restrict or control foreign investments in their securities markets. These restrictions may limit the Fund’s investment in those countries and may increase the expenses of the Fund. Certain emerging and frontier countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging and frontier countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. Custodial and/or settlement systems in emerging and frontier countries may not be fully developed. Fund assets that are traded in such markets and which have been entrusted to sub-custodians may be exposed to risks for which the sub-custodian will have no liability.

Emerging and frontier countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) social unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The Fund may invest in former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

A significant portion of the Fund’s portfolio may also be invested in issuers located in Central and South American countries. Securities markets in Central and South American countries may experience greater volatility than in other emerging countries. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Many of the currencies of Central and South American countries have experienced steady devaluation relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which a Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. There is also a risk that certain Central and South American countries may restrict the free conversion of their currencies into other currencies. Some Central and South American countries may have managed currencies that are not free floating against the U.S. Dollar. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. Certain Central and South American currencies may not be internationally traded and it would be difficult for a Fund to engage in foreign currency transactions designed to protect the value of the fund’s interests in securities denominated in such currencies.

The emergence of the Central and South American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. Governments of many Central and South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers.

International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the recovery of the Central and South American economies. Because commodities such as oil, gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility.

Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including share appreciation or depreciation of participant’s national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Central and South American markets, an undermining of Central and South American economic stability, the collapse or slowdown of the drive toward Central and South American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Fund’s investments in Central and South America generally or in specific countries participating in such trade agreements.

The economies of emerging and frontier countries may suffer from unfavorable growth of gross domestic product, rates of inflation and hyperinflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging and frontier countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging and frontier countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging and frontier countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging and frontier countries are vulnerable to weakness in world prices for their commodity exports.

Risks related to currencies and corporate actions are also greater in emerging and frontier countries than in developed countries. For example, some emerging and frontier countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain emerging and frontier countries may experience sudden and large adjustments in their currency, which can have a disruptive and adverse effect on foreign investors. Some emerging and frontier countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. There may be no significant foreign exchange market for certain currencies making it difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s investments denominated in such currencies. Some emerging and frontier countries may impose restrictions on the free conversion of their currencies into foreign currencies, including the U.S. dollar. Corporate action procedures in emerging and frontier countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.

Many emerging and frontier countries are highly dependent on foreign loans for their operations. There have been moratoria on, and refinancing of, repayments with respect to these loans. Some of the refinancings have imposed restrictions and conditions on the economies of such nations that have adversely affected their economic growth.

Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.

The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When the Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining the Fund’s average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes or to gain exposure to certain countries and currencies.

The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended, (the “Code”) for maintaining their qualifications as regulated investment companies for federal income tax purposes. In February 2012, however, the CFTC adopted certain regulatory changes that will subject the adviser of an investment company to registration with the CFTC as a CPO if the investment company is unable to comply with certain trading and marketing limitations. The Trust, on behalf of the Fund, is required to affirm the Fund’s CPO exclusion annually within 60 days of the start of the calendar year.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that either of the Investment Advisers were required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.

When used as a hedge, the Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. The Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase a futures contract as a hedge in anticipation of the purchase of securities. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

In connection with the Fund’s position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

For a further description of futures contracts and related options, see Appendix B to this SAI.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. The Fund may purchase high yield foreign sovereign debt securities. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities that are illiquid. The Fund may purchase commercial paper issued pursuant to Section 4(2) of the

Securities Act of 1933, as amended (the “1933 Act”) and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Advisers or Sub-Advisers determine, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INTEREST RATE SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS AND INTEREST RATE FLOORS, CAPS AND COLLARS. The Fund may enter into interest rate, total rate of return and credit swap transactions and transactions involving interest rate floors, caps and collars for hedging and to seek total return purposes. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis; i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. To the extent that the amount payable by the Fund under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Fund and its Investment Advisers and Sub-Advisers believe that the transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The use of credit default swaps may be limited by the Fund’s limitations on illiquid investments.

When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

The Fund will not enter into a total rate of return, credit or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1or better by S&P or Fitch, or A or Prime-1 or better by Moody’s or a comparable rating from another organization that is recognized as an NRSRO or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Advisers and Sub-Advisers. If there is a default by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest rate, total rate of return and credit swaps, as well as interest rate caps, floors and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Advisers and Sub-Advisers are incorrect in their forecasts of market values and interest rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

In addition, these transactions can involve greater risks than if a Fund had invested in the reference obligation directly because, in addition to general market risk, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Investment Advisers and Sub-Advisers under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Fund’s transactions in swaps, swaptions, caps, floors and collars.

INVESTMENT COMPANIES. With respect to the investments of the Fund in the securities of other affiliated and unaffiliated investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by the Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of the Fund will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

The Fund may invest uninvested cash in the Diversified Assets Portfolio (the “Portfolio”) of Northern Institutional Funds, an investment company which is advised by NTI. The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. The Portfolio and the Fund treats investments in the Portfolio as the purchase and redemption of the Portfolio’s shares. Any fund, including the Fund, investing in the Portfolio pursuant to the exemptive order participates equally on a pro rata basis in all income, capital gains and net assets of the Portfolio, and will have all rights and obligations of a shareholder, as provided in the Trust Agreement, including voting rights. In addition to the advisory, administration, transfer agency and custody fees payable by the Fund to the Investment Adviser and/or its affiliates, each fund, including the Fund, that invests its uninvested cash in the Portfolio pursuant to the terms of the exemptive order will bear indirectly a proportionate share of the Portfolio’s operating expenses, which include the foregoing fees. Currently, the aggregate annual rate of advisory, administration, transfer agency and custodial fees payable to the Investment Adviser and/or its affiliates on the uninvested cash invested in the Portfolios is 0.35%. The Investment Adviser is currently reimbursing each of the funds, including the Fund, invested in the Portfolio for the advisory fees received by NTI from the Portfolio in respect of each fund’s assets invested in the Portfolio. The exemptive order requires the Fund’s Board to determine before a vote on the Advisory Agreement (as defined on page 53) that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

Investments by the Fund in other investment companies, including exchange-traded funds (“ETFs”), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Fund may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of the Fund’s investments in ETFs. These policies and procedures require, among other things, that (i) the Investment Advisers and Sub-Advisers conduct the Fund’s investment in ETFs without regard to any consideration received by the Fund or any of its affiliated persons and (ii) the Investment Advisers and Sub-Advisers certify to the Board quarterly that they have not received any consideration in connection with an investment by the Fund in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Investment Advisers and Sub-Advisers.

Certain investment companies whose securities are purchased by the Fund may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, the Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

To the extent consistent with its investment objective and strategies, the Fund may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategy and restrictions as the Fund. However, the Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. The Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

As noted in the Prospectus, the Fund may invest in securities of other investment companies subject to the restrictions set forth above. The securities may include: iShares®, Standard & Poor’s Depositary Receipts® (“SPDRs”) and similar securities of other investment companies.

iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International (“MSCI”) indices for various countries and regions. iShares are listed on a national securities exchange (an “exchange”), and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the exchange on which they are listed. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of the Fund’s shares also could be substantially and adversely affected, and the Fund’s ability to provide investment results approximating the performance of securities in a designated index could be impaired. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares as part of its investment strategy.

SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on an exchange). The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (i) a portfolio of securities substantially similar to the component securities (“Index Securities”) of an underlying index, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities and (iii) a cash payment or credit (“Balancing Amount”) designed to equalize the NAV of an underlying index and the NAV of a Fund Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Fund Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs.

MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. The Fund may, however, make short sales against-the-box.

MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical, securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Advisers’ or Sub-Advisers’ ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. No Fund currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks, including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument that the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Advisers’ or Sub-Advisers’ ability to manage the Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls.

NON-DIVERSIFICATION. The Fund is a non-diversified investment company, as defined in the 1940 Act, which means that a relatively high percentage of the Fund’s assets may be invested in the obligations of a limited number of issuers. The value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that the Fund be diversified (i.e., not invest more than 5% of its assets in the securities in any one issuer and not more than 10% of the outstanding voting securities of such issuer) as to 50% of its assets. The test does not apply to U.S. Government obligations and regulated investment companies.

OBLIGATIONS OF SUPRANATIONAL ENTITIES. The Fund may purchase obligations of supranational entities. Supranational entities are entities established through the joint participation of several governments, including the Asian Development Bank, the Inter-American Development Bank, the International Bank for Reconstruction and Development (or “World Bank”), the African Development Bank, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

OPTIONS.

Writing Covered Options. The Fund may write (sell) covered call and put options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. The Fund may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates that Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or, (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, the Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by the Fund as the seller of the call option. The Fund can also repurchase a call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund. All call options written by the Fund are covered, which means that such Fund will own the securities subject to the option so long as the option is outstanding or the Fund will use the other methods described below. The Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the Fund obligates it to purchase specified securities from the option holder at a specified price if the option is exercised on or before the expiration date. All put options written by the Fund would be covered, which means that the Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

In the case of a call option, the option is “covered” if the Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if the Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii greater than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. A put option is covered if the Fund holds a put on the same security as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the fund segregates liquid assets in the amount of the difference. The Fund may also cover call options on securities by segregating cash or liquid assets, as permitted by applicable law, with a value when added to any margin on deposit that is equal to the market value of the securities in the case of a call option. Segregated cash or liquid assets may be quoted or denominated in any currency.

The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

The Fund may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest. Options on securities indices re similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. The Fund may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option or by owning offsetting options as described above.

The writing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Advisers or Sub-Advisers are incorrect in their expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes or to gain exposure to certain countries or currencies also depends in part on the ability of the Investment Advisers and Sub-Advisers to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Advisers or Sub-Advisers are incorrect in their expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the Fund’s investment portfolio, the investment performance of the fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase the Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Purchasing Options. The Fund may purchase put and call options on any securities in which it may invest or any securities index consisting of securities in which it may invest. In addition, the Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

The Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

The Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Writing and Purchasing Currency Call and Put Options. The Fund may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currently will constitute only a partial hedge, up to the amount of the premium received. If an option that the Fund has written is exercised, it could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter. In addition, the Fund may purchase call options on currency to seek to increase total return.

A currency call option written by the Fund obligates it to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A currency put option written by the fund obligates it to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that the fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. Written put and call options on foreign currencies may be covered in a manner similar to written put and call options on securities and securities indices described under “Options on Securities and Securities Indices—Writing Covered Options” above.

The Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as “closing purchase transactions.” The Fund may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

The Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The Fund may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted (“protective puts”). The purchase of a put option would entitle the fund, in exchange for the premium paid to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the U.S. dollar value of the Fund’s portfolio securities due to currency exchange rate fluctuations. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.

In addition to using options for the hedging purposes described above, the Fund may use options on currency to gain exposure to certain countries or currencies. The Fund may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Fund accepts in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

The Fund may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Fund would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Fund for the purpose of benefiting from a decline in the value of currencies which they do not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the put option.

Special Risks Associated with Options on Currency. An exchange-traded option position may be closed out only an options exchange that provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of its options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency), or dispose of the segregated assets, until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

The Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the Fund.

The amount of the premiums that the Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Yield Curve Options. The Fund may enter into options on the yield “spread” or differential between two securities. These transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, the Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Advisers or Sub-Advisers, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options written by the Fund will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange, may be absent for reasons which include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.

The Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers and other types of institutions that make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the broker-dealers or financial institutions participating in such transactions will not fulfill their obligations.

Transactions by the Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Advisers or Sub-Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Advisers or Sub-Advisers are incorrect in their expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Advisers and Sub-Advisers to manage further price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Advisers or Sub-Advisers are incorrect in their expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase the Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

PRIVATIZATIONS. Privatizations are foreign government programs for selling all or part of the interests in government-owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law or the terms on which the Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

REPURCHASE AGREEMENTS. The Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Fund may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

RISKS RELATED TO SMALL COMPANY SECURITIES. The Fund may invest in small company securities. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies and may have a greater sensitivity to changing economic conditions. Smaller companies also face a greater risk of business failure. As a result, their performance can be more volatile. Generally, the smaller the company size, the greater these risks.

The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the NAV of the Fund’s shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500® Index.

The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when the Fund purchases thinly traded stock) and the effect of the “bid-ask” spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

RISKS RELATED TO MEDIUM AND LOWER QUALITY SECURITIES. The Fund may invest in medium and lower quality securities. Fixed-income securities rated Baa3 or BBB- are considered medium quality obligations with speculative characteristics. Fixed-income securities rated below Baa3 or BBB- are considered lower quality and are regarded as having significant speculative characteristics. Investment grade bonds are rated at least Baa3 by Moody’s or BBB- by S&P, the equivalent by another NRSRO or, if unrated, of equal quality in the opinion of the Investment Advisers and Sub-Advisers. Descriptions of ratings of bonds are contained in Appendix A. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, also are considered to have speculative characteristics. Lower quality securities are considered predominantly speculative by traditional investment standards. In some cases, these lower quality obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different than those for investment-grade securities. The risk of loss through default is greater because lower quality securities usually are unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of the Fund’s NAV per share.

There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower quality securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in the portfolio of investments.

The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities, which react primarily to fluctuations in the general level of interest rates. Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They also are issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and generally are less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.

A holder’s risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation will be uncertain. The Fund also may incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as the Fund’s NAV. In general, both the prices and yields of lower quality securities will fluctuate.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed-income securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

In certain circumstances, it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, the Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower quality convertible securities held by the Fund, especially in a thinly traded market. Illiquid or restricted securities held by the Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

The ratings of S&P, Dominion Bond Rating Service Limited (“Dominion”), Moody’s and Fitch evaluate the safety of a lower quality security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Advisers or Sub-Advisers perform their own analysis of the issuers whose lower quality securities the Fund purchases. Because of this, the Fund’s performance may depend more on its Investment Advisers’ or Sub-Advisers’ credit analysis than is the case of mutual funds investing in higher quality securities.

In selecting lower quality securities, the Investment Advisers or Sub-Advisers consider factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund’s investment portfolio. The Investment Advisers or Sub-Advisers monitor the issuers of lower quality securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

SHORT SALES AGAINST-THE-BOX. The Fund may engage in short sales “against-the-box.” In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately return the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against-the-box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by the Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund sells securities short against-the-box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

SOVEREIGN DEBT. The Fund may invest in sovereign debt securities. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Fund include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), General Services Administration, Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Intermediate Credit Banks and the Maritime Administration.

Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

To the extent consistent with its investment objective and strategies, the Fund may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (“inverse floaters”).

With respect to the variable and floating rate instruments that may be acquired by the Fund, the Investment Advisers or Sub-Advisers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Fund’s quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

Variable and floating rate instruments that may be purchased by the Fund include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Variable and floating rate instruments also include leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Fund may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Advisers or Sub-Advisers to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Fund.

Variable and floating rate instruments including inverse floaters held by the Fund will be subject to the Fund’s limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

WARRANTS. The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

YIELDS AND RATINGS. The yields on certain obligations in which the Fund may invest are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Dominion, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.

Subject to the limitations stated in the Prospectus, if a security held by the Fund undergoes a rating revision, the Fund may continue to hold the security if the Sub-Advisers determine such retention is warranted.

ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.

INVESTMENT RESTRICTIONS

The Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund’s outstanding shares as described in “Description of Shares” on page 80.

The Fund may not:

(1) Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Purchase or sell real estate or real estate limited partnerships, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Invest in commodities or commodity contracts, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Act as underwriter of securities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Notwithstanding any of the Fund’s other fundamental investment restrictions (including, without limitation, those restrictions relating to industry concentration ), the Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Fund.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies and may be changed by the Fund’s Board without a vote of shareholders.

The Fund may not:

(1) Pledge, mortgage or hypothecate assets, except to secure permitted borrowings or in relation to the deposit of assets in escrow or in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder. Securities held in escrow or separate accounts in connection with the Fund’s investment practices described in this SAI and the Fund’s Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

(2) Purchase securities on margin or effect short sales, except that the Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements of Section 18 of the 1940 Act.

(3) Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

(4) Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(5) Borrow money, except (a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 25% of the value of its total assets (including amounts borrowed), (b) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; (c) the Fund may purchase securities on margin to the extent permitted by applicable law; and (d) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

(6) Make loans if, as a result, more than 25% of its total assets (including amounts borrowed) would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) loan to affiliates to the extent permitted by law.

(7) Purchase or sell real estate, physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies that own or invest in real estate (including REITs), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

The Fund’s investment strategy to invest at least 80% of its assets in fixed income securities of emerging or frontier markets issuers is a non-fundamental policy and may be changed by the Board with at least 60 days’ notice to the Fund’s shareholders.

The following descriptions from the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions. In determining industry classification, the Fund may use any one of the following: the Bloomberg Industry Group Classification, S&P, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes or the Global Industry Classification Standard. For the purpose of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based on the nature of its underlying assets.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund’s non-fundamental investment policy on lending is set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in real estate. However, the Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Fund’s Board.

Securities held in escrow or separate accounts in connection with the Fund’s investment practices described in this SAI and the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

Any Investment Restriction that involves a maximum percentage (other than the restriction set forth above with respect to borrowing money) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below 33-1/3% of its total assets (including the amount borrowed) plus an additional 5% of its total assets for temporary purposes, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Fund’s shareholders. The policy provides that neither the Fund nor its Investment Advisers (or Sub-Advisers), Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose the Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any actively managed commingled fund portfolio which contains identical holdings as the Fund. Under the policy, neither the Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Trust’s publicly accessible Web site. Information posted on the Trust’s Web site may be separately provided to any person commencing the day after it is first published on the Trust’s Web site.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available Web site may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s Chief Compliance Officer (“CCO”). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Fund, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Fund) only upon approval by the CCO, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Advisers and their affiliates, the Sub-Advisers and their affiliates, the Fund’s independent registered public accounting firm, the Fund’s custodian, the Fund’s legal counsel, the Fund’s financial printer (R.R. Donnelley) and the Fund’s proxy voting service (RiskMetrics Group) and certain rating and ranking organizations, S&P and Moody’s and the following vendors that provide portfolio analytical tools, Vestek (aka Thomson Financial), Citigroup, Barclays Capital and FactSet. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with the Fund seeking portfolio securities trading recommendations. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.

The Fund currently publishes on the Trust’s Web site, northernfunds.com, complete portfolio holdings for the Fund as of the end of each calendar quarter, subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund intends to publish on its Web site month-end top ten holdings subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. The Fund may publish on the Trust’s Web site complete portfolio holdings information more frequently if they have a legitimate business purpose for doing so. Portfolio holdings also are currently disclosed through required filings with the SEC. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain the Fund’s Forms N-CSR and N-Q filings on the SEC’s Web site at sec.gov. In addition, the Fund’s Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Under the policy, the Board of Trustees is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

The Board of Trustees of the Multi-Manager Funds is responsible for the management and business and affairs of the Multi-Manager Funds. Set forth below is information about the Trustees of the Multi-Manager Funds and the Officers of Northern Funds as of the date of this SAI. Each Multi-Manager Trustee has served in that capacity since he or she was originally elected or appointed to the Multi-Manager Funds Board of Trustees. As of the date of this SAI, each Trustee oversees a total of 56 portfolios in the Northern Funds Complex—Northern Funds offers 48 portfolios (including 9 Multi-Manager portfolios) and Northern Institutional Funds offers 8 portfolios.

NON-INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
William L. Bax Age: 69 Trustee since 2006

•     Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•     Director of Big Shoulders Fund since 1997;

•     Director of Lurie Children’s Hospital since 1998;

•     Trustee of DePaul University from 1998 to 2009;

•     Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., public companies) or other investment companies registered under the 1940 Act.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Edward J. Condon, Jr. Age: 72 Trustee since 2006

•    Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•    Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•    Founding Member and Director of the Illinois Venture Capital Association since 2001;

•    Member of the Board of Governors of The Metropolitan Club since 2003;

•    Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•    Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•    Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•    Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•    Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•    Chairman of The Board of Directors of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Mark G. Doll Age: 64 Trustee since 2013

•     Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•     Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•     President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•     Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•     Member of Investment Committee of Milwaukee Art Museum since 1995;

•     Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•     Member of Investment Committee of Milwaukee Symphony Orchestra since 2006.

• None

Sandra Polk Guthman Age: 69 Trustee since 2006

•     Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•     Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

•     Trustee of Rush University Medical Center since 2007;

•     Trustee of Wellesley College since 2010.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Michael H. Moskow Age: 75 Trustee since 2008

•    Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•    Director of Commonwealth Edison since 2007;

•    President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•    Director of Education Corporation of America since 2008;

•    Chairman of the Japan America Society of Chicago since 2009;

•    Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•    Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•    Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•    Member of the Board of Trustees of Lafayette College since 1996;

•    Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Taylor Capital Group, Inc. (financial services).

Richard P. Strubel Age: 73 Trustee since 2006 and Chairman since 2008

•    Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•    President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs BDC, Inc.(4)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.
(4)	Registration statement filed with SEC but not yet effective as of the date of this SAI.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Casey J. Sylla Age: 69 Trustee since 2008	• Board member, University of Wisconsin—Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

OFFICERS OF THE TRUST

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Lloyd A. Wennlund Age: 55 50 South LaSalle Street Chicago, Illinois 60603 President since 2006	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, NT Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut since 2012; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 51 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2006	Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000; Director; NT Global Advisors, Inc. since 2012.

Susan J. Hill Age: 56 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since 2006	Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

OFFICERS OF THE TRUST (CONTINUED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Darlene Chappell Age: 50 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., The Northern Trust Company of Connecticut and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for NT Long/Short Equity Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager—Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 42 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Michael Meehan Age: 42 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

Gregory A. Chidsey Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010; Vice President in Fund Administration of The Northern Trust Company from 2004 to 2007; Second Vice President in Fund Administration of The Northern Trust Company from 2000 to 2004.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

OFFICERS OF THE TRUST (CONTINUED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Craig R. Carberry, Esq. Age: 53 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of NT Long/Short Equity Strategies Fund and FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 42 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company since 2011; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2007 to 2011.

Jose J. Del Real, Esq. Age: 35 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2011	Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company since 2012; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate Attorney in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

As a result of the responsibilities assumed by the Trust’s service providers, the Trust itself requires no employees.

Each officer holds comparable positions with Northern Institutional Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, or an affiliate thereof, is the investment adviser, custodian, transfer agent and/or administrator.

LEADERSHIP STRUCTURE. The Board is currently composed of seven Trustees, all of whom are not “interested persons” as defined in the 1940 Act (“non-interested Trustee”). The Chairman of the Board of Trustees, Richard P. Strubel, is a non-interested Trustee. Each Trustee was nominated to serve on the Board of Trustees because of his or her experience, skills and qualifications. See “Trustee Experience” below. The Board believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

•	Board Composition. The Board is currently comprised entirely of non-interested Trustees and a non-interested Trustee serves as chairman of the Board.

•

Independent Trustee Meetings and Executive Sessions. The Trustees believe that meetings of the non-interested Trustees and meetings in executive session, including with independent counsel, help prevent conflicts of interest from occurring. The Trustees also believe that these sessions allow the non-interested Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

RISK OVERSIGHT. Risk oversight is a part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Advisers and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Investment Advisers, Sub-Advisers and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. Each of the Investment Advisers, Sub-Advisers and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Investment Advisers have a dedicated risk management function that is headed by a chief risk officer.

Currently, the Board receives and reviews risk reports on a quarterly basis from each of the Investment Advisers’ chief risk officer. The Audit Committee reviews and discusses these reports with the Investment Adviser’s chief risk officer. These reports cover risk areas that include, but are not limited to, credit risk, investment risk, operational risk, fiduciary risk, compliance risk, market and liquidity risk, operational risk and strategic risk. These reports are intended to provide the Trustees with a forward-looking view of risk and the manner in which the Investment Adviser is managing various risks.

The Audit Committee, in addition to its risk management responsibilities, plays an important role in the Board’s risk oversight. Working with the Fund’s independent registered accountants, the Audit Committee ensures that the Fund’s annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Fund’s financial position and operations.

The Board also monitors and reviews the Fund’s performance metrics, and regularly confers with the Investment Advisers on performance-related issues.

The Trust’s CCO reports to the Board at least quarterly regarding compliance risk issues. In addition to providing quarterly reports, the CCO provides an annual report to the Board in accordance with the Fund’s compliance policies and procedures. The CCO regularly discusses relevant compliance risk issues affecting the Fund during meetings with the non-interested Trustees and counsel. The CCO updates the Board on the application of the Fund’s compliance policies and procedures and discusses how they mitigate risk. The CCO also reports to the Board immediately regarding any problems associated with the Fund’s compliance policies and procedures that could expose (or that might have the potential to expose) the Fund to risk. The CCO’s quarterly and annual reports include reports on the sub-advisers’ compliance and risk issues.

TRUSTEE EXPERIENCE. Each Trustee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. In addition to these qualities, the following is a description of certain other Trustee attributes, skills, experiences and qualifications.

William L. Bax: Mr. Bax was Managing Partner of the Chicago office of PricewaterhouseCoopers (PwC), an international accounting, auditing and consulting firm, from 1997 to 2003, and a partner in the firm for a total of 26 years. He previously served as a director of Sears Roebuck & Co., a publicly traded retail company, from 2003 to 2005, and Andrew Corporation, a publicly-traded communications product company, from 2006 to 2008. He currently serves as a director for a public operating company board, Arthur J. Gallagher & Co. During his 26 years as a partner and 6 years as head of PwC’s Chicago office, Mr. Bax gained extensive experience advising public companies regarding accounting, disclosure and strategic issues. Mr. Bax understands the Board’s oversight role with respect to the Investment Advisers, Sub-Advisers and other Fund service providers as a result of his public company board experience and service as a non-interested Trustee of the Northern Multi-Manager Funds since 2006 as well as his service on the Board of Trustees of Northern Institutional Funds and of Northern Funds since 2005, and his current and prior directorships with public operating companies.

Edward J. Condon, Jr.: Mr. Condon was Vice President and Corporate Treasurer of Sears, Roebuck and Co. a multi-national conglomerate, with responsibilities to various operating entities including but not limited to Allstate Insurance, Dean Witter Reynolds, Coldwell Banker as well as the large retail trading company. In this capacity he served as Chairman, Managing Director or Chairman of the Audit Committee of several rated subsidiaries active in public financial markets. He also served as one of three members of the investment committee of Sears Profit Sharing and Pension Plan. After 27 years, he retired in 1993 to form The Paradigm Group a financial consulting and venture capital investment firm of which he remains CEO. Mr. Condon has been audit chairman of several private companies and is a founding board member of the Illinois Venture Capital Association. He has also served as the administrator and board member of the State of Illinois Technology Fund. He has experience analyzing and evaluating financial statements of issuers as a result of his investment and business experience. Mr. Condon is also familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Fund service providers as a result of his service as a non-interested Trustee of the Northern Multi-Manager Funds since 2006 as well as his service on Northern Institutional Funds’ Board of Trustees since 1994 and on Northern Funds’ since 2000.

Mark G. Doll: Mr. Doll has over 40 years’ experience in the investment management industry. He was Chief Investment Officer of Northwestern Mutual Life Insurance Company from 2008 to 2012. During that time, he was responsible for over $180 billion in account assets, and managed the Northwestern Mutual Series, Inc., a 1940 Act-registered mutual fund complex offering 28 portfolios. During his 31 years at Northwestern Mutual, Mr. Doll oversaw all aspects of the company’s publicly traded assets. As Chief Investment Officer, he was a member of the seven-person management committee that oversaw all aspects of Northwestern Mutual’s asset management business. Mr. Doll’s extensive experience in mutual fund and separate account management provided him with significant knowledge of equity, fixed income and money market funds. He has served as a non-interested Trustee of Northern Funds, Northern Institutional Funds and Northern Multi-Manager Funds since 2013.

Sandra Polk Guthman: Ms. Guthman has been the chair since 1993 and was the chief executive officer from 1993 to 2012 of Polk Bros. Foundation, a multi-million dollar private foundation. In her capacity as chief executive officer, she analyzed investments for the foundation and therefore also has experience supervising and evaluating investment advisers and their performance. In addition, Ms. Guthman has experience in the securities industry generally as a result of her service as a director of MBIA Insurance Corp. of Illinois, a private municipal bond insurance company, now known as National Public Finance Guarantee Corporation. Ms. Guthman has also chaired a number of governance and nominating committees of other boards of directors and served previously on the board of directors of a Chicago bank. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Advisers, Sub-Advisers and the other Fund service providers as a result of her service as a non-interested Trustee of Northern Funds since 2000, Northern Institutional Funds since 1997 and the Northern Multi-Manager Funds since 2006.

Michael H. Moskow: Mr. Moskow served as president and chief executive officer of the Federal Reserve Bank of Chicago from 1994 to 2007. Prior to his service at the Federal Reserve, Mr. Moskow had experience in the private sector, academia and the federal government. He currently serves as a director on public operating company boards, including Discover Financial Services and Taylor Capital Group. He also serves as a director of Commonwealth Edison. Mr. Moskow also has served as a member of two public company audit committees, and he serves on other private operating company and not-for-profit boards of directors. As a result of these positions, Mr. Moskow has experience with financial matters and securities markets. He is also generally familiar with board functions and processes as a result of his many board positions. Mr. Moskow also understands the functions of the Board and its oversight responsibilities with respect to the Investment Advisers, Sub-Advisers and other Fund service providers as a result of his service as a non-interested Trustee of the Northern Multi-Manager Funds, Northern Funds and Northern Institutional Funds since 2008.

Richard P. Strubel: Mr. Strubel serves as trustee of the Goldman Sachs Funds, a family of mutual funds managed by Goldman Sachs Asset Management, a division of Goldman Sachs & Co. He also serves as a director of Goldman Sachs BDC, Inc., a closed end fund and business development company. Mr. Strubel also serves on the board of Gildan Activewear Inc., which is listed on the New York Stock Exchange (“NYSE”). He was Vice-Chairman of the Board of Cardean Learning Group (formerly known as Unext), and previously served as Unext’s President and Chief Operating Officer. In past years, Mr. Strubel was Managing Director of Tandem Partners, Inc., a privately-held management services firm, and served as President and Chief Executive Officer of Microdot, Inc. He also served as President of Northwest Industries, then a NYSE-listed company, a conglomerate with operating entities around the world. Mr. Strubel is also a Trustee Emeritus of the University of Chicago and is an adjunct professor at the University of Chicago Booth School of Business. Mr. Strubel has also served as a non-interested Trustee of the Northern Multi-Manager Funds since 2006, as well as Northern Institutional Funds since 1982 and Northern Funds since 2000. As a result of these various positions, Mr. Strubel understands how investment companies operate and the oversight role of a fund board with respect to the Investment Advisers, Sub-Advisers and other fund service providers.

Casey J. Sylla: Mr. Sylla is a former chief investment officer and chief financial officer for The Allstate Corporation. He also served as chairman of the investment committee of a registered investment adviser, Legal and General Investment Management-America. As a result of these positions, Mr. Sylla is familiar with financial, investment and business matters. He also understands the functions of a board through his current service as a member of a board of a public operating company, GATX Corporation. He also serves on the Board of the University of Wisconsin—Eau Claire Foundation and is an independent trustee of the G.D. Searle Family Trusts. In addition, he is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Advisers, Sub-Advisers and other Fund service providers as a result of his service as a non-interested Trustee of the Northern Multi-Manager Funds, Northern Institutional Funds and Northern Funds since 2008.

STANDING BOARD COMMITTEES. The Board has established a standing Audit Committee in connection with its governance of the Fund.

The Audit Committee consists of three members: Messrs. Bax (Chairperson), Condon, and Strubel (ex officio). The Audit Committee oversees the audit process and provides assistance to the full Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee under the Sarbanes-Oxley Act of 2002. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters. During the fiscal year ended March 31, 2013, the Audit Committee convened five times.

The Ad Hoc Committee consists of three members: Ms. Guthman (Chairperson) and Messrs. Moskow and Strubel (ex officio). The functions performed by the Ad Hoc Committee include, among other things, selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation, developing policies regarding Trustee education, supervising the Trust’s CCO and reviewing and making recommendations to the Board in connection with the Board’s annual consideration of the Trust’s custodian, foreign custody, transfer agency and administration agreements. During the Fund’s fiscal year ended March 31, 2013, the Ad Hoc Committee convened four times.

As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Ad Hoc Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to Diana E. McCarthy, Drinker Biddle  & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

TRUSTEE OWNERSHIP OF FUND SHARES. The following table shows the dollar range of shares of the Fund owned by each Multi-Manager Trustee in the Fund and other portfolios of the Northern Funds and Northern Institutional Funds.

Information as of December 31, 2012
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
William L. Bax	None	Over$100,000
Edward J. Condon, Jr.	None	Over $100,000
Sandra Polk Guthman	None	Over $100,000
Michael H. Moskow	None	Over $100,000(2)
Richard P. Strubel	None	Over $100,000
Casey J. Sylla	None	Over $100,000

(1)

The Northern Funds Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2012, Northern Funds offered 48 portfolios and Northern Institutional Funds offered 8 portfolios.

(2)	Represents amount in Mr. Moskow’s Deferred Compensation Plan account, which is treated as if invested in the Global Tactical Asset Allocation Fund of Northern Funds.

TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and the Multi-Manager Funds and as a member of the respective Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Trust’s and Multi-Manager Funds’ Boards and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following tables set forth certain information with respect to the compensation of each non-interested and interested Trustee of the Trust for the fiscal year ended March 31, 2013.

	Aggregate Compensation from the Fund(1)	Total Compensation from Fund Complex(2)
William L. Bax	—	$210,000
Edward J. Condon, Jr.	—	$210,000
Sharon Gist Gilliam	—	$180,000	(3)
Sandra Polk Guthman	—	$210,000
Michael H. Moskow	—	$180,000	(4)
Richard P. Strubel	—	$240,000
Casey J. Sylla	—	$210,000

(1)

The Fund had not commenced operations as of March 31, 2013. Under current compensation arrangements, it is estimated that the Trustees will receive the following compensation from the Fund for the fiscal year ended March 31, 2014: Mr. Bax, $268; Mr. Condon, $268; Mr. Doll, $191; Ms. Guthman, $268; Mr. Strubel, $306; and Mr. Sylla, $268. Mr. Moskow will be retired as of December 31, 2013.

(2)	As of March 31, 2013 the Northern Funds Complex offered Northern Funds (47 funds) and Northern Institutional Funds (8 portfolios).
(3)	Ms. Gilliam retired as a Trustee effective March 13, 2013.
(4)	Mr. Moskow did not defer any compensation for the fiscal year ended March 31, 2013; during that time, Mr. Moskow earned $17,407 in accrued interest from previous years’ deferred compensation.

The Trust does not provide pension or retirement benefits to its Trustees.

Each Trustee is entitled to participate in the Northern Funds Deferred Compensation Plan (the “D.C. Plan”). Under the D.C. Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Northern Funds Global Tactical Asset Allocation Fund of Northern Funds or the Diversified Assets Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The amount paid to the Trustees under the D.C. Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the service of any Trustee or obligate the Fund to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

The Trust’s officers do not receive fees from the Trust for services in such capacities. Northern Trust Corporation and/or its affiliates, of which Mses. Chappell and Hill and Messrs. Carberry, Chidsey, Crabill, Del Real, Meacham, Meehan, Pryszcz, Rein, Schweitzer and Wennlund are officers, receive fees from the Trust as Investment Advisers, Administrator, Custodian and Transfer Agent.

CODE OF ETHICS

The Trust, the Investment Advisers, each Sub-Adviser and the principal underwriter have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. Certain of the Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISERS, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN

Investment Advisers

NTCC and NTI, each a subsidiary of Northern Trust Corporation, serve jointly as the Investment Advisers of the Fund. NTCC and NTI are referred to collectively as the “Investment Adviser.” Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTCC is located at 300 Atlantic Street, Stamford, Connecticut, 06901, and NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTCC is a state bank and trust company organized under the laws of the State of Connecticut and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Effective October 1, 2009, Northern Trust Global Advisors, Inc. (“NTGA”), a subsidiary of Northern Trust Corporation, was reorganized into NTCC. On that date, NTCC assumed the responsibilities of NTGA as a co-investment adviser of the Fund. NTCC and its predecessors have over 25 years of experience evaluating investment management firms. NTCC primarily manages assets for multi-manager institutional and individual separate accounts, investment companies and bank common and collective funds.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Advisers Act. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

The Northern Trust Company (“TNTC”) is the principal subsidiary of Northern Trust Corporation. TNTC is located at 50 South LaSalle Street, Chicago Illinois 60603.

TNTC is a member of the Federal Reserve System. Since 1889, TNTC has administered and managed assets for individuals, institutions and corporations. Unless otherwise indicated, NTI, NTCC and TNTC are referred to collectively in this SAI as “Northern Trust.”

As of June 30, 2013, Northern Trust Corporation, through its affiliates, had assets under custody of $4.99 trillion, and assets under investment management of $803.0 billion.

Investment Sub-Advisers

The Fund has received an exemptive order from the SEC that permits the Investment Advisers to engage or terminate a Sub-Adviser, and to enter into and materially amend an existing Sub-Advisory Agreement, upon the approval of the Board, without obtaining shareholder approval. Shareholders will be notified of any changes in Sub-Advisers. Sub-Advisers will provide investment advisory services to the Fund. The Investment Advisers will select Sub-Advisers based upon the Sub-Adviser’s skills in managing assets pursuant to particular investment styles and strategies. The Investment Advisers will monitor existing Sub-Advisers based on their investment styles, strategies, and results in managing assets for specific asset classes. Each Sub-Adviser will have discretion to select portfolio securities for its portion of the Fund, but must select those securities according to the Fund’s investment objective and restrictions.

The Investment Advisers do not determine what investments will be purchased or sold for the Fund, with the exception of the cash portion of the Fund. Because each Sub-Adviser manages its portion of the Fund independently from the others, the same security may be held in two or more different portions of the Fund or may be acquired for one portion at a time when a Sub-Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one or more of the Sub-Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser or Sub-Advisers believe continued exposure to the broader securities market is appropriate. Because each Sub-Adviser directs the trading for its portion of the Fund and does not aggregate its transactions with those of the other Sub-Advisers, the Fund may incur higher brokerage costs than would be the case if a single adviser or Sub-Adviser were managing the Fund.

The current Sub-Advisers to the Fund are set forth below.

Fund	Sub-Advisers
Multi-Manager Emerging Markets Debt Opportunity Fund	BlueBay Asset Management LLP (“BlueBay”) Lazard Asset Management LLC (“Lazard”)

The ownership and control information for each Sub-Adviser, if applicable, is set forth below.

BLUEBAY

BlueBay is a U.K. limited liability partnership and a wholly-owned subsidiary of Royal Bank of Canada (“RBC”) and part of the RBC Asset Management division, RBC Global Asset Management, group of companies.

LAZARD

Lazard is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC (“LF&Co.”), a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange under the symbol “LAZ.” These interests are held by public stockholders as well as by current and former Managing Directors of Lazard Group LLC.

Investment Advisory and Ancillary Services Agreement and Sub-Advisory Agreements

Under the Investment Advisory and Ancillary Services Agreement with the Investment Advisers for the Fund (the “Advisory Agreement”), subject to the general supervision of the Trust’s Board of Trustees, the Investment Advisers make decisions with respect to, and place orders for, all purchases and sales of portfolio securities for the Fund and also provide certain ancillary services. However, the Advisory Agreement permits the Investment Advisers, subject to approval by the Board of Trustees, to delegate to a Sub-Adviser any or all of its portfolio management responsibilities under the Advisory Agreement pursuant to a written agreement with each

Sub-Adviser that meets the requirements of Section 15 of the 1940 Act, subject to the provisions of the exemptive order described above. The Investment Advisers have delegated substantially all of their portfolio management responsibilities to the Sub-Advisers set forth above except for the cash portion of the Fund. The Investment Advisers shall remain responsible for supervision and oversight of the portfolio management services performed by the Sub-Advisers, including compliance with the Fund’s investment objective and policies.

The Investment Advisers also are responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). In making investment recommendations for the Fund, if any, investment advisory personnel of the Investment Advisers may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Fund’s accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Fund from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

The Advisory Agreement and each Sub-Advisory Agreement has been approved by the Board of Trustees, including the “non-interested” Trustees and the initial shareholder of the Trust.

The Advisory Agreement and each Sub-Advisory Agreement provide that generally in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, the Investment Advisers or Sub-Advisers, as the case may be, shall use their best judgment to obtain the best overall terms available, and (ii) on bonds and other fixed-income obligations, the Investment Advisers and Sub-Advisers shall attempt to obtain best net price and execution.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Advisers and Sub-Advisers are to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Advisers and Sub-Advisers may consider the brokerage and research services provided to the Fund and/or other accounts over which the Investment Advisers or Sub-Advisers, or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Advisers and Sub-Advisers also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts. For example, research or other services paid for through the Fund’s commissions may not be used in managing the Fund. In addition, other accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Fund and to such other accounts. To the extent that the Investment Advisers and Sub-Advisers use soft dollars, they will not have to pay for those products or services themselves. The Investment Advisers and Sub-Advisers may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Advisers or Sub-Advisers.

The Investment Advisers and Sub-Advisers and their affiliates may also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, the Investment Advisers and the Sub-Advisers must make a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. The Investment Advisers or the Sub-Advisers, as the case may be, will pay for the non-research portion of the mixed-use items with hard dollars.

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Advisers and Sub-Advisers and does not reduce the advisory fees payable to the Investment Advisers by the Fund or the Sub-Advisory fees paid by the Investment Advisers to the Sub-Advisers. The Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions and the cost of transactions may vary among different brokers. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are often traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Advisers and Sub-Advisers will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

Transactions between the Fund and its Sub-Advisers and certain of the Sub-Advisers’ affiliates are exempted from Section 17(a) of the 1940 Act if the following conditions are met: (1) a Sub-Adviser or its affiliate is not, and is not an affiliated person of, an Investment Adviser responsible for providing advice with respect to the portion of the Fund for which the transaction is entered into, or of any promoter, underwriter, officer, director, member of an advisory board, or employee of the Fund and (2) the advisory contracts of the Sub-Adviser that is (or whose affiliated person is) entering into the transaction, and any Sub-Adviser that is advising the Fund (or portion of the Fund) entering into the transaction: (i) prohibit them from consulting with each other concerning transactions for the Fund in securities or other assets; and (ii) if both such Sub-Advisers are responsible for providing investment advice to the Fund, limit the Sub-Advisers’ responsibility in providing advice with respect to a discrete portion of the Fund’s portfolio.

The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Investment Advisers or Sub-Advisers, as the case may be, believe such practice to be in the Fund’s interests.

On occasions when the Investment Advisers or Sub-Advisers deem the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary or agency accounts of that Investment Adviser or Sub-Adviser, the Advisory Agreement and each Sub-Advisory Agreement provide that the Investment Advisers and Sub-Advisers, respectively, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Advisers and Sub-Advisers in the manner they consider to be most equitable and consistent with their obligations to the Fund and its respective other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund or the amount of the securities that are able to be sold for the Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Advisory Agreement and each Sub-Advisory Agreement permit the Investment Advisers and Sub-Advisers, respectively, at their discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s or Sub-Adviser’s opinion of the reliability and quality of the broker or dealer.

The Advisory Agreement and each Sub-Advisory Agreement provide that the Investment Advisers and Sub-Advisers, respectively, may render similar services to others so long as their services under the Advisory Agreement or Sub-Advisory Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Advisers against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses. Each Advisory and Sub-Advisory Agreement provides that the Sub-Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties.

From time to time, the Investment Advisers may voluntarily reimburse a portion or all of their fees otherwise payable to them with respect to the Fund. Any such voluntary reimbursement would be in addition to the Investment Advisors’ contractual agreement to reimburse a portion of the Fund’s expenses and/or to reimburse all or portions of their advisory fees as described below under “Expenses,” and could be implemented, increased or decreased, or discontinued at any time.

As compensation for advisory services and the assumption of related expenses, the Investment Advisers are entitled to a joint advisory fee, computed daily and payable monthly, at the following annual rates (expressed as a percentage of the Fund’s average daily net assets): 0.75% of the first $1 billion, 0.70% of the next $1 billion and 0.67% over $2 billion.

Each Sub-Adviser shall, subject to the supervision and oversight of the Investment Advisers, manage the investment and reinvestment of such portion of the assets of the Fund, as the Investment Advisers may from time to time allocate to such Sub-Adviser for management. The Investment Advisers pay the Sub-Advisers out of their advisory fees.

The Trust has received an exemptive order from the SEC that permits the Investment Advisers to amend and terminate existing Sub-Advisory Agreements, approved by the Board, without shareholder approval. The exemption also permits the Investment Advisers to enter into new Sub-Advisory Agreements with Sub-Advisers that are not affiliated with the Investment Advisers without obtaining shareholder approval, if approved by the Board. In the event of a termination of a Sub-Adviser, the Investment Advisers, subject to the Board’s approval, will either enter into an agreement with another Sub-Adviser to manage the Fund or portion thereof or allocate the assets of that portion to other Sub-Advisers of the Fund. Shareholders will be notified of any Sub-Adviser changes.

In addition to the advisory fees payable by the Fund to the Investment Advisers and/or their affiliates, the Fund, investing uninvested cash in one or more of the affiliated money market funds will bear indirectly a proportionate share of that money market fund’s operating expenses, which include advisory, administration, transfer agency and custodial fees payable by the money market fund to the Investment Advisers and/or their affiliates. See “Investment Objective and Policies—Investment Companies” for a discussion of the fees payable to the Investment Advisers and/or their affiliates by the money market funds in which the Fund is invested.

Many of the Sub-Advisers have other business relationships with Northern and its other clients. During 2012, the Sub-Advisory Agreements with all of the Sub-Advisers were amended to provide that the Sub-Advisers’ sub-advisory fees will be based on assets under management of the applicable sub-advised Multi-Manager Fund and all other assets managed by the Sub-Adviser for Northern’s clients.

Generally, each Sub-Advisory Agreement may be terminated without penalty by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice, or by the Investment Advisers immediately upon notice to the Sub-Adviser, and each such agreement terminates automatically in the event of an assignment (as defined in the 1940 Act). Each Sub-Advisory Agreement also may be terminated by a Sub-Adviser upon 30 days’ written notice and automatically terminates upon termination of the Advisory Agreement.

Northern Trust, the Sub-Advisers and their affiliates may act as underwriters of various securities. Under the 1940 Act, the Fund is precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which Northern Trust, the Fund’s Sub-Advisers, or their affiliates serve as a principal underwriter. In the opinion of Northern Trust and the Sub-Advisers, this limitation will not significantly affect the ability of the Fund to pursue its investment objective.

In the Advisory Agreement, the Investment Advisers agree that the name “Northern” may be used in connection with the Trust’s business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name “Northern” to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name “Northern.”

Transfer Agency Agreement

Under its Transfer Agency Agreement with the Trust, TNTC as Transfer Agent has undertaken to perform some or all of the following services: (i) answer shareholder inquiries and respond to requests for information regarding the Trust; (ii) process purchase and redemption transactions; (iii) establish and maintain shareholder accounts and subaccounts; (iv) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (v) furnish proxy statements and proxies, annual and semiannual financial statements, and dividend, distribution and tax notices to shareholders; (vi) act as income disbursing agent; and (vii) maintain appropriate records relating to its services. The Trust may appoint one or more sub-transfer agents in the performance of its services.

As compensation for the services rendered by TNTC under the Transfer Agency Agreement and the assumption by TNTC of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.10% of the average daily net assets of the Fund. In addition, TNTC may be reimbursed for certain expenses as provided under the Transfer Agency Agreement.

Custodian and Foreign Custody Agreements

Under its Custodian Agreement (and in its Foreign Custody Agreement) with the Trust, TNTC (the “Custodian”) (i) holds the Fund’s cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Fund, (iii) makes receipts and disbursements of funds on behalf of the Fund, (iv) receives, delivers and releases securities on behalf of the Fund, (v) collects and receives all income, principal and other payments in respect of the Fund’s investments held by the Custodian and (vi) maintains the accounting records of the Trust. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian and that the responsibility or liability of the subcustodian to the Custodian shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian (or, in the case of foreign securities, to the terms of any agreement entered into between the Custodian and such subcustodian to which such resolution relates). In addition, the Trust’s custodial arrangements provide, with respect to foreign securities, that the Custodian shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. The Custodian also may appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as the Custodian may from time to time direct, provided that the appointment of an agent shall not relieve the Custodian of any of its responsibilities under either Agreement. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Fund’s foreign securities.

As compensation for the services rendered with respect to the Trust by the Custodian, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (a) a basic custodial fee of (i) $18,000 annually for the Fund; plus (ii) 1/100th of 1% annually of the Fund’s average daily net assets to the extent they exceed $100 million, plus (b) a basic accounting fee of (i) $25,000 annually for the Fund; plus (ii) 1/100th of 1% annually of the Fund’s average daily net assets to the extent they exceed $50 million; plus (c) a fixed dollar fee for each trade in portfolio securities; plus (d) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire; plus (e) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (c) and (d) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

As compensation for the services rendered to the Trust, under the Foreign Custody Agreement with respect to the Fund and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $35,000 annually for the Fund; plus (ii) 9/100th of 1% annually of the Fund’s average daily net assets; plus (iii) reimbursement for fees incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. As compensation for basic accounting services rendered to the Fund by the Custodian, the Custodian is entitled to receive $25,000 for the first $50 million of the Fund’s average daily net assets and 1/100th of 1% of the Fund’s average daily net assets in excess of $50 million.

The Custodian’s fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Fund’s daily-uninvested U.S. cash balances (if any).

Unless sooner terminated, the Trust’s Advisory Agreement and Sub-Advisory Agreements with respect to the Fund will continue in effect with respect to the particular Fund until June 30, 2014 and the Trust’s Transfer Agency Agreement, Custodian Agreement and Foreign Custody Agreement will continue in effect with respect to the Fund until June 30, 2014. Thereafter, each of the foregoing Agreements will continue in effect for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Multi-Manager Funds Trustees (“Multi-Manager Trustees”) who are not parties to the applicable Agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Multi-Manager Trustees or by the vote of a majority of the outstanding shares of such Fund (as defined under “Description of Shares”). Each Agreement is terminable at any time without penalty by the Trust (by specified Multi-Manager Trustee or shareholder action) or by the Investment Advisers, the Custodian, or Transfer Agent, as the case may be, on 60 days’ written notice.

PORTFOLIO MANAGERS

The portfolio managers for the Fund are listed in the chart below.

Fund	Portfolio Manager
Multi-Manager Emerging Markets Debt Opportunity Fund	NTCC
Christopher E. Vella, CFA
Jessica K. Hart

BlueBay
David Dowsett Nick Shearn

Lazard
Denise S. Simon
Arif T. Josef, CFA

Accounts Managed by the Portfolio Managers

The following tables describe certain information with respect to accounts for which the portfolio manager has day-to-day responsibility as of March 31, 2013 unless otherwise indicated, including all Northern Funds managed by the portfolio manager.

Multi-Manager Emerging Markets Debt Opportunity Fund

NTCC

The table below discloses the accounts within each type of category listed below for which Christopher E. Vella, CFA was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	8	$8,925.3	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses the accounts within each type of category listed below for which Jessica K. Hart was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	8	$8,925.3	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

BlueBay

The table below discloses the accounts within each type of category listed below for which David Dowsett was jointly and primarily responsible for day-to-day portfolio management as of June 30, 2013.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	1	$203	0	$0
Other Pooled Investment Vehicles:	11	$8,030	0	$0
Other Accounts:	15	$3,477	0	$0

The table below discloses the accounts within each type of category listed below for which Nick Shearn was jointly and primarily responsible for day-to-day portfolio management as of June 30, 2013.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	1	$203	0	$0
Other Pooled Investment Vehicles:	5	$6,612	0	$0
Other Accounts:	13	$2,817	0	$0

Lazard

The table below discloses the accounts within each type of category listed below for which Denise S. Simon was jointly and primarily responsible for day-to-day portfolio management as of June 30, 2013.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	2	$372	0	$0
Other Pooled Investment Vehicles:	37	$2,175	1	$0
Other Accounts:	18	$3,895	4	$1,460

The table below discloses the accounts within each type of category listed below for which Arif T. Josef, CFA was jointly and primarily responsible for day-to-day portfolio management as of June 30, 2013.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	2	$372	0	$0
Other Pooled Investment Vehicles:	37	$2,175	1	$0
Other Accounts:	18	$3,895	4	$1,460

Material Conflicts of Interest

NTCC’s portfolio managers are often responsible for managing one or more Northern Multi-Manager Funds, as well as other accounts, including separate accounts and other pooled investment vehicles. The Fund’s manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with NTCC than the Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, due to varying investment restrictions among accounts and for other reasons, that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. NTCC has a responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTCC has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTCC and the Trust have adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. NTCC conducts periodic reviews of trades for consistency with these policies.

NTCC will give advice to and make investment decisions for the Trust as it believes is in the best interest of the Trust. Advice given to the Trust or investment decisions made for the Trust may differ from, and may conflict with, advice given or investment decisions made for NTCC or its affiliates or other funds or accounts managed by NTCC or its affiliates. For example, other funds or accounts managed by NTCC may sell short securities of an issuer in which the Trust has taken, or will take, a long position in the same securities. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Trust and such increase in price would be to the Trust’s detriment. Conflicts may also arise because portfolio decisions regarding the Trust may benefit NTCC or its affiliates or another account or fund managed by NTCC or its affiliates. For example, the sale of a long position or establishment of a short position by the Trust may impair the price of the same security sold short by (and therefore benefit) another account or fund managed by NTCC or its affiliates, and the purchase of a security or covering a short position in a security by the Trust may increase the price of the same security held by (and therefore benefit) another account or fund managed by NTCC or its affiliates. Actions taken with respect to NTCC and its affiliates’ other funds or accounts managed by them may adversely impact the Fund, and actions taken by the Fund may benefit NTCC or its affiliates or its other funds or accounts.

To the extent permitted by applicable law, NTCC may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Fund. These payments may be made out of NTCC’s assets, or amounts payable to NTCC rather than as a separately identifiable charge to the Fund. These payments may compensate Intermediaries for, among other things: marketing the Fund; access to the

Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services for such products.

The following descriptions of material conflicts of interest were supplied to the Trust by each Sub-Adviser. The Trust has not verified the accuracy of the descriptions provided by the Sub-Advisers.

Multi-Manager Emerging Markets Debt Opportunity Fund

BlueBay

BlueBay may provide investment management services for other clients and accounts similar to those provided to the Fund and which may give rise to potential conflicts of interest. BlueBay has established and implemented policies and procedures designed to address such conflicting interests, including a conflicts of interest policy, trade execution and allocation policies and training programs for employees.

A potential conflict of interest may arise as a result of a BlueBay portfolio manager’s responsibility for multiple accounts that have similar investment objectives or strategies as the Fund or otherwise hold, purchase or sell securities that are permitted for the Fund. A potential investment may be suitable for more than one of the portfolio manager’s accounts, and conflict may arise in respect of the allocation and aggregation of securities transactions to accounts. When allocating transactions among accounts it is BlueBay’s policy that all clients should be treated fairly and that, to the extent possible, all clients should receive equitable treatment over time and that no account will receive more favorable treatment or be disadvantaged over other accounts managed by BlueBay.

BlueBay seeks best execution with respect to all securities transactions and has implemented policies and procedures that it believes are reasonably designed to mitigate and manage any potential conflicts. When giving effect to decisions to deal on behalf of clients, the exact nature of the best possible result will be determined by BlueBay by using its commercial judgment and experience in light of market information and taking into account the following criteria: the characteristics of the client, the characteristics of the order, the characteristics of the instrument or product and the characteristics of the brokers, counterparties, exchange or trading system to which the order can be directed. BlueBay is a subsidiary of RBC, a global financial services company with a number of affiliated entities. RBC group entities may be used, where permitted by regulation and the client’s contract, to effect transactions with BlueBay’s clients. Transactions with RBC group entities are executed on an arm’s length basis and in accordance with BlueBay’s best execution obligation.

Other conflicts may arise where a portfolio manager may trade the same trade securities in a personal capacity and also for client accounts. All employees are subject to and must comply with restrictions on engaging in personal transactions pursuant to a personal account dealing policy adopted by BlueBay and which details pre-trade approval, reporting and holding requirements for transactions.

BlueBay has adopted a written code of ethics that is applicable to all employees, partners and staff. Among other things, the code requires BlueBay and its employees, partners and staff to act in clients’ best interest, abide by all applicable regulations, avoid even the appearance of insider trading, and pre-clear and report on many types of personal securities transactions. BlueBay’s restrictions on personal securities trading apply to employees, partners and staff as well as their family members living in the same household. The CCO monitors employee trading, relative to client trading, to ensure that employees do not engage in improper transactions.

The Conflicts of Interest Policy established by BlueBay sets out the most important and/or relevant aspects of the arrangements which BlueBay has put in place to manage potential conflicting interests. BlueBay’s arrangements for managing potential conflicts are reviewed at least annually and whenever a material change occurs that affects BlueBay’s ability to manage its conflicts.

Lazard

As an investment adviser, Lazard by definition is a fiduciary to its clients. As such, Lazard is obligated to place its clients’ interests before its own. Due to the nature of the investment advisory business, conflicts of interests do arise. For example, conflicts may arise with regard to personal securities transactions, the use of clients’ commissions to obtain research and brokerage services, errors, trade allocations, performance fee accounts, and the use of solicitors. In recognition of these potential conflicts of interest, Lazard has established written policies and procedures so that it can operate its business within applicable regulatory guidelines.

Individual fund managers may manage multiple accounts for multiple clients. In addition to the Fund, these other accounts may include separate accounts, pension and profit sharing plans, foundations and 401(k) plans. Lazard manages all accounts on a team basis. Lazard manages potential conflicts of interest between a fund and other types of accounts through allocation policies and oversight by Lazard’s compliance department. Lazard intends that all clients are treated fairly and equitably. When Lazard deems the purchase or sale of the same security to be in the best interest of two or more advisory accounts, Lazard may aggregate, to the extent permitted by law, the securities to be purchased and sold in order to seek more favorable prices, lower brokerage commissions or more efficient execution. An allocation of a trade will not be given to any account solely based on a favorable execution or on the relationship of the account to Lazard or its personnel.

Lazard personnel may effect transactions for their own accounts in the same or different securities than those purchased and sold for Lazard’s clients. In general, Lazard personnel may not effect transactions in securities for their own account, or for accounts in which they have an interest or control (“personal securities accounts”) within seven days before or after a client account trades in the same security, or where such securities are contemplated for purchase or sale for a client account or are the subject of an unexecuted order for a client account. All personnel must pre-clear all trades (other than open-end mutual funds not managed or sub-advised by Lazard) for personal securities accounts with Lazard compliance personnel. All Lazard personnel are prohibited from purchasing a security for a personal securities account in a public offering or, unless prior permission from Lazard’s chief compliance officer is given, in a private placement.

Consistent with the requirements of best execution, brokerage commissions on an account’s portfolio transactions are directed to brokers in recognition of investment research and information furnished as well as for brokerage and execution services provided by such brokers. Lazard may in its discretion cause accounts to pay such broker-dealers a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction. This may be done where Lazard has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research to that particular transaction or to Lazard’s overall responsibilities with respect to the accounts as to which it exercises investment discretion.

Lazard receives a wide range of research (including proprietary research) and brokerage services from brokers, including written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts; statistics and pricing services, as well as discussions with research personnel and meetings with senior management of companies whose securities are held in or may be held in client accounts, along with databases and other news and technical services utilized in the investment management process.

Generally, Lazard does not attempt to put a specific dollar value on proprietary research received from brokers, believing that the research received is, in the aggregate, of valuable assistance in fulfilling overall responsibilities to the clients. However, Lazard may receive research from brokers other than those with whom Lazard effects transactions, and enters into “soft dollar” arrangements in compliance with Section 28(e) of the Exchange Act pursuant to which such brokers are compensated for the research by brokers with whom Lazard executes transactions (“commission sharing arrangements”). In such cases, Lazard establishes what it believes is a fair value for such research. Certain of the services received from brokers, i.e. services other than research services, including portfolio management computer services, are partially paid for directly by Lazard and an allocation of the usage has been made in accordance with Section 28(e) of the Exchange Act.

Any research received for a particular client’s brokerage commissions may be useful to that client, but also may be useful to Lazard or an affiliate in connection with the management of other client accounts, and vice versa. In addition, not all such services may be used by Lazard in connection with the accounts that paid commissions to the broker providing such service. Lazard believes that it has resolved any potential conflict of interest by subjecting all such arrangements to its policies and procedures designed to ensure compliance with Section 28(e) of the Exchange Act, and effecting all such transactions in accordance with Lazard’s trading policies and procedures.

Portfolio Manager Compensation Structure

NTCC

As of March 31, 2013, the compensation for NTCC portfolio managers of the Fund is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her equity product team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. In addition, the portfolio manager’s annual incentive award is based primarily on the investment performance of the Fund. Performance is measured against the Fund’s benchmark(s) and in some cases its Lipper peer group for the prior one-year and three-year periods on a pre-tax basis. The annual incentive award is not based on the amount of assets held in the Fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Multi-Manager Emerging Markets Debt Opportunity Fund

Sub-Advisers

BlueBay

Portfolio manager compensation consists of three components: a base salary, a discretionary bonus, and a retention award plan.

All portfolio managers are evaluated and rewarded annually during the yearly compensation review process. BlueBay has a Remuneration Committee which reviews the compensation arrangements annually. Compensation for any given individual is paid according to both quantitative and qualitative considerations. BlueBay operates a discretionary bonus scheme. Remuneration of all investment professionals is geared to fund performance and takes into account the profitable growth of each investment team’s business.

BlueBay has established a deferral ratio for all partners and employees who are awarded discretionary profit allocations (partners) or discretionary bonuses (employees) over a certain threshold. Partners and employees may also be given additional discretionary awards which are all deferred. All senior portfolio managers are partners. Deferrals will track BlueBay funds and/or a combination of BlueBay funds and the reference index, a shadow equity vehicle aligned to the performance of BlueBay and RBC Global Asset Management. Deferrals will vest on a cliff basis after a period of three years.

Lazard

Portfolio Manager/Analyst Remuneration- Lazard compensates key investment personnel by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. The portfolio manager/analysts’ bonus is linked to the success of the products they manage. Lazard believes this promotes a longer-term alignment with the performance of the funds and fosters a strong sense of ownership of the business. (The variable component of total compensation constitutes the major proportion of total compensation).

Analysts- The Emerging Markets Debt Opportunity analysts are compensated by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. The factors upon which total compensation is based include maintenance of current knowledge and opinions, generation and development of investment ideas, quality of security analysis and the ability and willingness to develop and share ideas on a team basis.

Incentives- Lazard promotes an atmosphere that is conducive to the development of the investment professional’s skills and talents. Portfolio manager/analysts and global analysts are encouraged to travel, develop linguistic skills and to attend seminars or classes that build upon their existing core of knowledge. With increased knowledge and skills the managers can take on higher levels of responsibilities and are recognized and rewarded accordingly. Lazard believes that key professionals are likely to be attracted to and remain with Lazard because Lazard’s compensation structure amply rewards professionals for good performance.

Disclosure of Securities Ownership

As of the date of this SAI, no shares of the Fund were outstanding and the Fund’s portfolio managers did not own any shares of the Fund.

PROXY VOTING

Northern Funds has delegated the voting of portfolio securities to the Investment Advisers. The Investment Advisers have adopted the proxy voting policies and procedures applicable to Northern Trust Corporation and its affiliates (the “Northern Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Investment Advisers have voting discretion, including the Fund. Under the Northern Proxy Voting Policy, shares are to be voted in the best interests of the Fund.

A Proxy Committee comprised of senior investment and compliance officers of the Investment Advisers have adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Advisers have retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee will apply the Proxy Guidelines as discussed below to any such recommendation.

The Proxy Guidelines provide that the Investment Advisers will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that the Investment Advisers will generally vote in favor of proposals to:

•	Repeal existing classified boards and elect directors on an annual basis;

•	Adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);

•	Lower supermajority shareholder vote requirements for charter and bylaw amendments;

•	Lower supermajority shareholder vote requirements for mergers and other business combinations;

•	Increase common share authorizations for a stock split;

•	Implement a reverse stock split;

•	Approve an ESOP (employee stock ownership plan) or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans; and

•	Adopt certain social and environmental issues regarding discrimination, disclosures of environmental impact and corporate sustainability, when appropriate.

The Proxy Guidelines also provide that the Investment Advisers will generally vote against proposals to:

•	Classify the board of directors;

•	Require that poison pill plans be submitted for shareholder ratification;

•	Adopt dual class exchange offers or dual class recapitalizations;

•	Require a supermajority shareholder vote to approve mergers and other significant business combinations;

•	Require a supermajority shareholder vote to approve charter and bylaw amendments; and

•	Adopt certain social and environmental proposals deemed unwarranted by the company’s board of directors.

In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in the company’s state of incorporation and an increase in authorized common stock.

Except as otherwise provided in the Northern Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interest of the Fund. In exercising its discretion, the Proxy Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. In addition, the Proxy Committee also evaluates proposals in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

The Investment Advisers may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Investment Advisers may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, the Investment Advisers may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Investment Advisers may also be required to vote proxies on securities issued by Northern Trust Corporation or its affiliates or on matters in which the Investment Advisers have a direct financial interest, such as shareholder approval of a change in the advisory fees paid by the Fund. The Investment Advisers seek to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a conflict of interest and how the conflict should be addressed in conformance with the Northern Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including without limitation the following: (i) voting in accordance with the Proxy Guidelines based recommendation of the Service Firm; (ii) voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; (iii) voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by (iv) voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which the Investment Advisers do not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

The Investment Advisers may choose not to vote proxies in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at the Investment Advisers who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.

This summary of the Northern Proxy Voting Policy and Proxy Guidelines as adopted by the Investment Adviser is also posted in the resources section of the Northern Funds’ Web site, northernfunds.com. You may also obtain, upon request and without charge, a paper copy of the Northern Proxy Voting Policies and Proxy Guidelines or an SAI by calling 800-595-9111.

Information regarding how the Fund voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by contacting Northern Trust or by visiting the Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov.

ADMINISTRATOR AND DISTRIBUTOR

NTI (the “Administrator”) acts as administrator for the Fund under an Administration Agreement with the Trust. Subject to the general supervision of the Board, the Administrator provides supervision of all aspects of the Trust’s non-investment advisory operations and performs various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust’s bills, preparing monthly reconciliation of the Trust’s expense records, updating projections of annual expenses, preparing materials for review by the Multi-Manager Funds Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust’s shareholders and the SEC; (v) preparing and arranging for printing of financial statements; (vi) preparing monthly Fund profile reports; (vii) preparing and filing the Trust’s federal and state tax returns (other than those required to be filed by the Trust’s Custodian and Transfer Agent) and providing shareholder tax information to the Trust’s Transfer Agent; (viii) assisting the Trust’s Investment Adviser, at the Investment Adviser’s request, in monitoring and developing compliance procedures for the Trust which will include, among other matters, procedures to assist the Investment Adviser in monitoring compliance with the Fund’s investment objective, policies, restrictions, tax matters and applicable laws and regulations; (ix) assisting in marketing strategy and product development; (x) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust’s service providers; (xi) performing “blue sky” compliance functions; (xii) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xiii) monitoring the Trust’s arrangements with respect to services provided by Service Organizations to their customers who are the beneficial owners of shares, pursuant to servicing arrangements between the Trust and such Servicing Agents.

Subject to the limitations described below, as compensation for its administrative services and the assumption of related expenses, the Administrator is entitled to a fee from the Fund, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of the Fund.

Unless sooner terminated, the Administration Agreement will continue in effect until June 30, 2014, and thereafter for successive one-year terms with respect to the Fund, provided that the Agreement is approved annually (i) by the Multi-Manager Funds Board of Trustees or (ii) by the vote of a majority of the outstanding shares of the Fund (as defined below under “Description of Shares”), provided that in either event the continuance also is approved by a majority of the Multi-Manager Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable at any time without penalty by the Trust on at least 60 days’ written notice to the Administrator. The Administrator may terminate the Administration Agreement at any time without penalty after at least 60 days’ written notice to the Trust. The Administration Agreement provides that the Administrator may render similar services to others so long as its services under such Agreement are not impaired thereby. The Administration Agreement also provides that the Trust will indemnify the Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of the Administrator, or the Administrator’s breach of confidentiality.

The Trust, on behalf of the Multi-Manager Funds, also has entered into a Distribution Agreement under which NFD, with principal offices at Three Canal Plaza, Suite 100, Portland, Maine 04101, as agent, distributes the shares of the Fund on a continuous basis. The Investment Advisers pay the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. However, the Investment Adviser has entered into an agreement with NFD under which it makes payments to NFD in consideration for its services under the Distribution Agreement. The payments made by the Investment Adviser to NFD do not represent an additional expense to the Trust or its shareholders. NFD is a wholly-owned subsidiary of Foreside Distributors, LLC (“Foreside Distributors”), based in Portland, Maine, and an indirect wholly-owned subsidiary of Foreside Financial Group, LLC. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD’s breach of confidentiality.

Under a License Agreement (the “License Agreement”) with Foreside Distributors, Northern Trust Corporation agrees that the name “Northern Funds” may be used by Foreside Distributors and NFD in connection with providing services to the Trust on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “Northern Funds” to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect, Foreside Distributors and NFD will cease using the name “Northern Funds.”

SERVICE ORGANIZATIONS

As stated in the Fund’s Prospectus, the Fund may enter into agreements from time to time with Service Organizations providing for support services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Fund may pay Service Organizations up to 0.25% (on an annualized basis) of the average daily NAV of the shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include: (i) processing dividend and distribution payments from the Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Fund.

The Fund’s arrangements with Service Organizations under the agreements are governed by a Service Plan, which has been adopted by the Multi-Manager Funds Board of Trustees. In accordance with the Service Plan, the Multi-Manager Funds Board of Trustees reviews, at least quarterly, a written report of the amounts expended in connection with the Fund’s arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Fund’s arrangements with Service Organizations must be approved annually by a majority of the Multi-Manager Trustees, including a majority of the Multi-Manager Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the “Disinterested Trustees”).

The Multi-Manager Funds Board of Trustees believes that there is a reasonable likelihood that its arrangements with Service Organizations will benefit the Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Multi-Manager Funds Board of Trustees (including a majority of the Disinterested Trustees).

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Drinker Biddle & Reath LLP, with offices at One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996 and 191 North Wacker Drive, Chicago, Illinois 60606-1698, serves as counsel to the Trust, as well as its non-interested Trustees.

Deloitte & Touche LLP, an independent registered public accounting firm, 111 South Wacker Drive, Chicago, Illinois, 60606-4301, has been appointed to serve as an independent registered public accounting firm for the Trust. In addition to audit services, an affiliate of Deloitte & Touche LLP reviews the Trust’s federal and state tax returns.

IN-KIND PURCHASES AND REDEMPTIONS

Payment for shares of the Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

Although the Fund generally will redeem shares in cash, the Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from the Fund. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s NAV per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

REDEMPTION FEES AND REQUIREMENTS

Shares of the Fund are sold and generally redeemed without any purchase or redemption charge imposed by the Trust. However, as described in the Prospectus, there will be a 2% redemption fee (including redemption by exchange) on shares of the Fund exchanged within 30 days of purchase.

AUTOMATIC INVESTING PLAN

The Automatic Investing Plan permits an investor to use “Dollar Cost Averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging usually should be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

DIRECTED REINVESTMENTS

In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

REDEMPTIONS AND EXCHANGES

Exchange requests received on a Business Day prior to the time shares of the Fund involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the NAV per share next determined on the date of receipt. Shares of a new Fund into which the shareholder is investing also normally will be purchased at the NAV per share next determined coincident to or after the time of redemption. Exchange requests received on a Business Day after the time shares of the Fund involved in the request are priced and will be processed on the next Business Day in the manner described above.

The Trust may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Fund’s Prospectus from time to time. The Trust reserves the right on 30 days’ written notice, to redeem the shares held in any account if at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund’s NAV. The Trust also may involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to the Fund and its shareholders or the Transfer Agent.

RETIREMENT PLANS

Shares of the Fund may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

EXPENSES

Except as set forth above and in this SAI, the Fund is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to the Investment Advisers, Sub-Advisers, Administrator, Transfer Agent and Custodian; brokerage fees and commissions, fees for the registration or qualification of Fund shares under federal or state securities laws; expenses of the organization of the Trust; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Fund’s shareholders and regulatory authorities; compensation and expenses of its Trustees; payments to Service Organizations; fees of industry organizations such as the Investment Company Institute; and miscellaneous and extraordinary expenses incurred by the Trust.

NTI and NTCC have contractually agreed to reimburse a portion of the Fund’s expenses and/or reimburse all or portions of its advisory fees from the Fund during the current fiscal year. The result of these reimbursements will be to increase the performance of the Fund during the periods for which the reimbursements are made. The contractual reimbursement arrangements are expected to continue until at least July 31, 2015.

PERFORMANCE INFORMATION

You may call 800-595-9111 to obtain performance information or visit northernfunds.com.

Performance reflects expense reimbursements, as previously discussed in this SAI. If such expense reimbursements were not in place, the Fund’s performance would have been reduced.

The Fund calculates its total returns on an “annual total return” basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the measuring period. Total returns for shares of the Fund also may be calculated on an “aggregate total return” basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the Fund’s shares and assume that any dividends and capital gain distributions made by the Fund during the period are reinvested in the shares of the Fund. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of the Fund for any one year in the period might have been more or less than the average for the entire period. The Fund also may advertise from time to time the total return of the Fund on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

The Fund calculates its “average annual total return” by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value (“ERV”) of such investment according to the following formula:

P(1+T)n = ERV

Where:	P =	hypothetical initial payment of $1,000;
	T =	average annual total return;
	n =	period covered by the computation, expressed in terms of years; and
	ERV =	ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the 1-, 5- or 10-year periods (or fractional portion).

Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the Fund’s maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at NAV on the reinvestment dates during the period.

The Fund may compute an “average annual total return-after taxes on distributions” for the Fund by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ERV after taxes on distributions but not after taxes on redemption according to the following formula:

P(1+T)n = ATVD

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return (after taxes on distributions);
	n =	number of years; and
	ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the Fund’s maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, also is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

The Fund may compute its “average annual total return-after taxes on distributions and redemption” by determining the average annual compounded rate of return after taxes on distributions and redemption during specified periods that equates the initial amount invested to the ERV after taxes on distributions and redemption according to the following formula:

P(1+T)n = ATVDR

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return (after taxes on distributions and redemption);
	n =	number of years; and
	ATVDR =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions and redemption.

Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the Fund’s maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from the redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Fund may compute its “aggregate total return” by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ERV of such investment. The formula for calculating aggregate total return is as follows:

T = [(ERV/P)]-1

Where:	P =	hypothetical initial payment of $1,000;
	T =	aggregate total return; and
	ERV =	ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) period at the end of the 1-, 5- or 10-year periods (or fractional portion).

The formula for calculating total return assumes that (i) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (ii) all recurring fees charged to all shareholder accounts are included. The variable ERV is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

The yield of the Fund is computed based on the Fund’s net income during a specified 30-day (or one month) period which will be identified in connection with the particular yield quotation. More specifically, the Fund’s yield is computed by dividing the per share net income during a 30-day (or one month) period by the NAV per share on the last day of the period and annualizing the result on a semiannual basis.

The Fund calculates its 30-day (or one month) standard yield in accordance with the method prescribed by the SEC for mutual funds:

Yield = 2[{(a-b/cd) + 1}6 -1]

Where:	a =	dividends and interest earned during the period;
	b =	expenses accrued for the period (net of reimbursements);
	c =	average daily number of shares outstanding during the period entitled to receive dividends; and
	d =	NAV per share on the last day of the period.

The Fund’s “tax-equivalent” yield is computed by: (i) dividing the portion of the Fund’s yield (calculated as above) that is exempt from income tax by one minus a stated income tax rate; and (ii) adding the quotient to that portion, if any, of the Fund’s yield that is not exempt from income tax.

GENERAL INFORMATION

The Fund’s performance will fluctuate, unlike bank deposits or other investments that pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze the Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing NAV and determining performance.

The performance of the Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper, Inc., Morningstar, Inc. or to the S&P 500 Index, the

Consumer Price Index, the Dow Jones Industrial Average, or the S&P Global Infrastructure Index. Performance data as reported in national financial publications such as Money, Forbes, Barron’s, the Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of the Fund. From time to time, the Fund also may quote the mutual fund ratings of Morningstar, Inc. and other services in their advertising materials.

Ibbotson Associates, Inc. of Chicago, Illinois (“Ibbotson”), a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc., provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons also may include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. The Fund also may compare performance to that of other compilations or indices that may be developed and made available in the future.

The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. “Compounding” refers to the fact that, if dividends or other distributions on the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

The Fund may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Investment Advisers and Sub-Advisers as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Fund also may include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of the Fund. Also, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

Materials may include lists of representative clients of Northern Trust. Materials may refer to the CUSIP numbers of the Fund and may illustrate how to find the listings of the Fund in newspapers and periodicals. Materials also may include discussions of other funds, investment products, and services.

The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in the Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor’s average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

The Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

Advertisements and sales materials relating to the Fund may include information regarding the background and experience of its portfolio managers.

NET ASSET VALUE

Securities are valued at fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System also generally are valued at the most recent quoted bid price. Fixed-income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Such prices may be determined taking into account other similar securities prices, yields, maturities, call features, ratings, strength of issuer, insurance guarantees, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers generally are based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed-income securities, however, may, like domestic fixed-income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Shares of open-end investment companies are valued at NAV. Shares of exchange-traded funds are valued at their closing price on the exchange or system on which such securities are principally traded. Spot and forward currency exchange contracts generally are valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Advisers have determined, pursuant to Board authorization, approximates fair value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Advisers under the supervision of the Board of Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is limited, corporate actions and announcements take place, or regulatory news is released such as government approvals. Additionally the Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of market values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by the Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Fund to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a NAV other than the Fund’s official closing NAV. For instance, if a pricing error is discovered that impacts the Fund’s NAV, the corrected NAV would be the official closing NAV and the erroneous NAV would be a NAV other than the Fund’s official closing NAV. Those transactions that were processed using the erroneous NAV may then be reprocessed using the official closing NAV. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Investment Advisers are not required to calculate the NAV of the Fund on days during which no shares are tendered to the Fund for redemption and no orders to purchase or sell shares are received by the Fund, or on days on which there is an insufficient degree of trading in the Fund’s portfolio securities for changes in the value of such securities to affect materially the NAV per share.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

FEDERAL—GENERAL INFORMATION

The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which (a) the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships (including MLPs).

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) by the end of each calendar year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

Any capital loss carryovers incurred by the Fund are permitted to be carried forward indefinitely.

STATE AND LOCAL TAXES

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

FOREIGN TAXES

The Fund may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If more than 50% of the value of the total assets of the Fund consist of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. It is anticipated that the Fund will generally be eligible to make this election. If the Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders’ income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If the Fund is not eligible or chooses not to make this election it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS AND PFICS

The tax principles applicable to transactions in financial instruments, including futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. Additionally, they may generate items of tax preference or adjustment for the alternative minimum tax that may be allocable to the shareholder.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

DESCRIPTION OF SHARES

The Trust Agreement permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may hereafter create series in addition to the Trust’s forty-eight existing series, which represent interests in the Trust’s forty-eight respective portfolios, one of which is discussed in this SAI.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class.

As authorized by the Trust Agreement, the Trust’s Board of Trustees has appointed the Board to oversee the Multi-Manager Funds and all future Multi-Manager Funds established by the Board. The Board has all of the rights, protections, indemnities, immunities, duties, powers, authorities and responsibilities of Trustees under the Trust Agreement with respect to, but only with respect to the Multi-Manager Funds, including the power to appoint additional or successor Multi-Manager Funds Trustees and to create additional Multi-Manager Funds. The following discussion with respect to the rights and duties of, and authorities vested in, the Trustees is qualified in its entirety by the foregoing sentence. Any of the Multi-Manager Funds Trustees may serve as Trustees of the Trust or any other series of the Trust.

Under the terms of the Trust Agreement, each share of the Fund has a par value of $0.0001, which represents a proportionate interest in the Fund with each other share of its class in the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “Account Policies and Other Information” in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of the Fund are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Fund are not issued.

The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to the Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Fund normally are allocated in proportion to the NAV of the Fund except where allocations of direct expenses can otherwise be fairly made.

The Fund and other funds of the Trust entitled to vote on a matter will vote in the aggregate and not by fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular fund.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share (and proportionate fractional votes for fractional shares held) or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The power to call a vote with respect to shareholders of the Multi-Manager Funds is vested exclusively in the Multi-Manager Funds Board. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees (including the Multi-Manager Trustees) may determine or may be required by law.

Subject to the rights of the Multi-Manager Funds Trustees with respect to the Multi-Manager Funds, the Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

Subject to the rights of the Multi-Manager Funds Trustees with respect to the Multi-Manager Funds, the Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Board of Trustees of the Trust may not, without the affirmative vote of the holders of a majority of the outstanding shares of the applicable Multi-Manager Funds, amend or otherwise supplement the Trust Agreement or amend and restate a trust investment to reduce the rights, duties, powers, authorities and responsibilities of the Multi-Manager Funds’ Trustees, except to the extent such action does not violate the 1940 Act. Subject to the foregoing, the Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

Under the Delaware Statutory Trust Act (the “Delaware Act”), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The term “majority of the outstanding shares” of either the Trust or a particular Fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.

OTHER INFORMATION

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or on the SEC’s Web site at sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1”—A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks—Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2”—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3”—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1”—Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”—Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3”—Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B”—Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”—Securities possess high short-term default risk. Default is a real possibility.

“RD”—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

“D”—Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)”—Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)”—Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)”—Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)”—Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)”—Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)”—Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3”—Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4”—Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5”—Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D”—Short-term debt rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA”—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C”—Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”—An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C”—A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D”—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)—The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR”—This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks—Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa”—Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa”—Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”—Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa”—Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”—Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”—Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”—Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”—Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”—Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA”—Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”—Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”—Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”—Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB”—Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B”—Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC”—A “CCC” rating indicates that substantial credit risk is present.

“CC”—A “CC” rating indicates very high levels of credit risk.

“C”—A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA”—Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA”—Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A”—Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB”—Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB”—Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B”—Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C”—Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D”—A security rated “D” implies that a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1”—A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2”—A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3”—A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—“MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2”—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3”—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG”—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR”—Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2”—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3”—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG”—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR”—Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

APPENDIX B

As stated in the Prospectus, the Fund may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Fund may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I. Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, at or shortly after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

Interest rate future contracts can also be used by the Fund for hedging purposes or to gain exposure to certain countries and currencies.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges—principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission (“CFTC”) as a contract market or registered with the CFTC as a derivatives transaction execution facility (“DTEF”). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II. Index and Security Futures Contracts

A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P 100 Index or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures;” broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective and strategies, the Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

The Fund may sell index futures and security futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

Index futures and security futures can also be used by the Fund to gain exposure to certain countries and currencies.

III. Futures Contracts on Foreign Currencies

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions. The Fund may also use futures contracts on foreign currencies to gain exposure to certain countries and currencies.

IV. Margin Payments

Unlike purchases or sales of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Advisers or Sub-Advisers may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Fund, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Advisers or Sub-Advisers. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Advisers or Sub-Advisers. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

When futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Advisers or Sub-Advisers may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is also subject to the Investment Advisers’ or Sub-Advisers’ ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures purchased or sold by the Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the NFA nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange), nor the protective measures provided by the SEC’s rules relating to security futures. In particular, the investments of the Fund in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI. Options on Futures Contracts

The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by the Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See “Risks of Transactions in Futures Contracts” above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters

The Fund is operated by persons who are registered with the CFTC as commodity pool operators. The Fund intends to comply with CFTC regulations with respect to trading in futures and related options. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

PART C: OTHER INFORMATION

ITEM 28.	EXHIBITS

The following exhibits are incorporated herein by reference to:

Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) filed on June 12, 1996 (Accession No. 0000893220-96-000957) (“PEA No. 9”),

Post-Effective Amendment No. 11 to such Registration Statement filed on July 29, 1996 (Accession No. 0000893220-96-001248) (“PEA No. 11”),

Post-Effective Amendment No. 12 to such Registration Statement filed on October 30, 1996 (Accession No. 0000893220-96-001771) (“PEA No. 12”),

Post-Effective Amendment No. 16 to such Registration Statement filed on July 31, 1997 (Accession No. 0000893220-97-001320) (“PEA No. 16”),

Post-Effective Amendment No. 19 to such Registration Statement filed on March 20, 1998 (Accession No. 0000893220-98-000578) (“PEA No. 19”),

Post-Effective Amendment No. 22 to such Registration Statement filed on May 28, 1999 (Accession No. 0000893220-99-000673) (“PEA No. 22”),

Post-Effective Amendment No. 27 to such Registration Statement filed on October 15, 1999 (Accession No. 0000893220-99-001176) (“PEA No. 27”),

Post-Effective Amendment Nos. 30 and 31 to such Registration Statement filed on May 15, 2000 (Accession Nos. 0000927405-00-000135 and 0000927405-00-000136) (“PEA Nos. 30 and 31”),

Post-Effective Amendment No. 34 to such Registration Statement filed on August 1, 2000 (Accession No. 0000948221-00-000340) (“PEA No. 34”),

Post-Effective Amendment No. 35 to such Registration Statement filed on March 9, 2001 (Accession No. 0000912057-01-007427) (“PEA No. 35”),

Post-Effective Amendment No. 37 to such Registration Statement filed on July 30, 2001 (Accession No. 0000912057-01-525747) (“PEA No. 37”),

Post-Effective Amendment No. 38 to such Registration Statement filed on May 30, 2002 (Accession No. 0000912057-02-022419) (“PEA No. 38”),

Post-Effective Amendment No. 39 to such Registration Statement filed on July 29, 2003 (Accession No. 0001047469-03-025437) (“PEA No. 39”),

Post-Effective Amendment No. 40 to such Registration Statement filed on July 26, 2004 (Accession No. 0000950137-04-005850) (“PEA No. 40”),

Post-Effective Amendment No. 41 to such Registration Statement filed on December 1, 2004 (Accession No. 0000950137-04-010606) (“PEA No. 41”),

Post-Effective Amendment No. 42 to such Registration Statement filed on May 25, 2005 (Accession No. 0000950137-05-006454) (“PEA No. 42”),

Post-Effective Amendment No. 45 to such Registration Statement filed on December 16, 2005 (Accession No. 0000950137-05-015036) (“PEA No. 45”),

Post-Effective Amendment No. 46 to such Registration Statement filed on March 27, 2006 (Accession No. 0000950137-06-003828) (“PEA No. 46”),

Post-Effective Amendment No. 49 to such Registration Statement filed on June 22, 2006 (Accession No. 0000950137-06-007089) (“PEA No. 49”),

Post-Effective Amendment No. 50 to such Registration Statement filed on July 28, 2006 (Accession No. 0000950137-06-008268) (“PEA No. 50”),

Post-Effective Amendment No. 52 to such Registration Statement filed on December 6, 2006 (Accession No. 0000950137-06-013309) (“PEA No. 52”),

Post-Effective Amendment No. 53 to such Registration Statement filed on May 30, 2007 (Accession No. 0000950137-07-008254), (“PEA No. 53”)

Post-Effective Amendment No. 57 to such Registration Statement filed on August 13, 2007 (Accession No. 0000950137-07-012261) (“PEA No. 57”),

Post-Effective Amendment No. 58 to such Registration Statement filed on September 7, 2007 (Accession No. 0000950137-07-013913) (“PEA No. 58”),

Post-Effective Amendment No. 59 to such Registration Statement filed on July 1, 2008 (Accession No. 0001193125-08-145069) (“PEA No. 59”),

Post-Effective Amendment No. 60 to such Registration Statement filed on July 29, 2008 (Accession No. 0001193125-08-160161) (“PEA No. 60”),

Post-Effective Amendment No. 62 to such Registration Statement filed on September 11, 2008 (Accession No. 0001193125-08-194615) (“PEA No. 62”),

Post-Effective Amendment No. 63 to such Registration Statement filed on November 17, 2008 (Accession No. 0001193125-08-237777) (“PEA No. 63”),

Post-Effective Amendment No. 64 to such Registration Statement filed on March 31, 2009 (Accession No. 0001193125-09-069646) (“PEA No. 64”),

Post-Effective Amendment No. 65 to such Registration Statement filed on June 22, 2009 (Accession No. 0001193125-09-134909) (“PEA No. 65”),

Post-Effective Amendment No. 66 to such Registration Statement filed on July 28, 2009 (Accession No. 0001193125-09-156982) (“PEA No. 66”),

Post-Effective Amendment No. 68 to such Registration Statement filed on September 8, 2009 (Accession No. 0001193125-09-188660) (“PEA No. 68”),

Post-Effective Amendment No. 69 to such Registration Statement filed on January 4, 2010 (Accession No. 0001193125-10-000472) (“PEA No. 69”),

Post-Effective Amendment No. 71 to such Registration Statement filed on May 28, 2010 (Accession No. 0000950130-10-000276) (“PEA No. 71”),

Post-Effective Amendment No. 72 to such Registration Statement filed on May 28, 2010 (Accession No. 0000950130-10-000673) (“PEA No. 72”),

Post-Effective Amendment No. 74 to such Registration Statement filed on July 29, 2010 (Accession No. 0001193125-10-170156) (“PEA No. 74”),

Post-Effective Amendment No. 75 to such Registration Statement filed on July 29, 2010 (Accession No. 0001193125-10-170532) (“PEA No. 75”),

Post-Effective Amendment No. 76 to such Registration Statement filed on May 16, 2011 (Accession No. 0001193125-11-141481) (“PEA No. 76”),

Post-Effective Amendment No. 77 to such Registration Statement filed on July 27, 2011 (Accession No. 0001193125-11-199060) (“PEA No. 77”),

Post-Effective Amendment No. 78 to such Registration Statement filed on July 27, 2011 (Accession No. 0001193125-11-199111) (“PEA No. 78”),

Post-Effective Amendment No. 81 to such Registration Statement filed on March 21, 2012 (Accession No. 0001193125-12-125352) (“PEA No. 81”),

Post-Effective Amendment No. 83 to such Registration Statement filed on April 25, 2012 (Accession No. 0001193125-12-181937) (“PEA No. 83”),

Post-Effective Amendment No. 85 to such Registration Statement filed on July 23, 2012 (Accession No. 0001193125-12-310485) (“PEA No. 85”),

Post-Effective Amendment No. 86 to such Registration Statement filed on July 23, 2012 (Accession No. 0001193125-12-310585) (“PEA No. 86”),

Post-Effective Amendment No. 91 to such Registration Statement filed on August 17, 2012 (Accession No. 0001193125-12-360787) (“PEA No. 91”),

Post-Effective Amendment No. 93 to such Registration Statement filed on December 7, 2012 (Accession No. 0001193125-12-495705) (“PEA No. 93”),

Post-Effective Amendment No. 95 to such Registration Statement filed on March 22, 2013 (Accession No. 0001193125-13-121464) (“PEA No. 95”),

Post-Effective Amendment No. 97 to such Registration Statement filed on July 22, 2013 (Accession No. 0001193125-13-297395) (“PEA No. 97”),

Post-Effective Amendment No. 98 to such Registration Statement filed on July 22, 2013 (Accession No. 0001193125-13-297456) (“PEA No. 98”), and

Post-Effective Amendment No. 99 to such Registration Statement filed on August 1, 2013 (Accession No. 0001193125-13-314840) (“PEA No. 99”).

a)	(1)	Agreement and Declaration of Trust dated February 7, 2000 filed as Exhibit (a)(19) to PEA Nos. 30 and 31.

	(2)	Amendment No. 1 to the Agreement and Declaration of Trust dated February 8, 2000 filed as Exhibit (a)(2) to PEA No. 34.

	(3)	Amendment No. 2 to the Agreement and Declaration of Trust dated May 2, 2000 filed as Exhibit (a)(3) to PEA No. 34.

	(4)	Amendment No. 3 to the Agreement and Declaration of Trust dated September 25, 2000 filed as Exhibit (a)(1) to PEA No. 35.

	(5)	Amendment No. 4 to the Agreement and Declaration of Trust dated February 2, 2001 filed as Exhibit (a)(2) to PEA No. 35.

	(6)	Amendment No. 5 to the Agreement and Declaration of Trust dated July 29, 2003 filed as Exhibit (a)(6) to PEA No. 39.

	(7)	Amendment No. 6 to the Agreement and Declaration of Trust dated October 26, 2004 filed as Exhibit (a)(7) to PEA No. 41.

	(8)	Amendment No. 7 to the Agreement and Declaration of Trust dated February 11, 2005 filed as Exhibit (a)(8) to PEA No. 42.

	(9)	Amendment No. 8 to the Agreement and Declaration of Trust dated May 6, 2005 filed as Exhibit (a)(9) to PEA No. 42.

	(10)	Amendment No. 9 to the Agreement and Declaration of Trust dated November 4, 2005 filed as Exhibit (a)(10) to PEA No. 45.

	(11)	Amendment No. 10 to the Agreement and Declaration of Trust dated February 16, 2006 filed as Exhibit (a)(11) to PEA No. 46.

	(12)	Amendment No. 11 to the Agreement and Declaration of Trust dated May 5, 2006 filed as Exhibit (a)(12) to PEA No. 49.

	(13)	Amendment No. 12 to the Agreement and Declaration of Trust dated May 4, 2006 filed as Exhibit (a)(13) to PEA No. 49.

	(14)	Amendment No. 13 to the Agreement and Declaration of Trust dated May 5, 2006 filed as Exhibit (a)(14) to PEA No. 49.

	(15)	Amendment No. 14 to the Agreement and Declaration of Trust dated June 20, 2006 filed as Exhibit (a)(15) to PEA No. 50.

	(16)	Amendment No. 15 to the Agreement and Declaration of Trust dated February 16, 2007 filed as Exhibit (a)(16) to PEA No. 53.

	(17)	Amendment No. 16 to the Agreement and Declaration of Trust dated February 15, 2007 filed as Exhibit (a)(17) to PEA No. 53.

	(18)	Amendment No. 17 to the Agreement and Declaration of Trust dated August 3, 2007 filed as Exhibit (a)(18) to PEA No. 57.

	(19)	Amendment No. 18 to the Agreement and Declaration of Trust dated August 3, 2007 filed as Exhibit (a)(19) to PEA No. 57.

	(20)	Amendment No. 19 to the Agreement and Declaration of Trust dated November 2, 2007 filed as Exhibit (a)(20) to PEA No. 60.

	(21)	Amendment No. 20 to the Agreement and Declaration of Trust dated August 8, 2008 filed as Exhibit (a)(21) to PEA No. 63.

	(22)	Amendment No. 21 to the Agreement and Declaration of Trust dated November 7, 2008 filed as Exhibit (a)(22) to PEA No. 63.

	(23)	Amendment No. 22 to the Agreement and Declaration of Trust dated May 8, 2009 filed as Exhibit (a)(23) to PEA No. 65.

	(24)	Amendment No. 23 to the Agreement and Declaration of Trust dated August 28, 2009 filed as Exhibit (a)(24) to PEA No. 68.

	(25)	Amendment No. 24 to the Agreement and Declaration of Trust dated December 14, 2009 filed as Exhibit (a)(25) to PEA No. 71.

	(26)	Amendment No. 25 to the Agreement and Declaration of Trust effective May 14, 2010 filed as Exhibit (a)(26) to PEA No. 74.

	(27)	Amendment No. 26 to the Agreement and Declaration of Trust effective July 31, 2010 filed as Exhibit (a)(27) to PEA No. 74.

	(28)	Amendment No. 27 to the Agreement and Declaration of Trust effective August 11, 2010 filed as Exhibit (a)(28) to PEA No. 76.

	(29)	Amendment No. 28 to the Agreement and Declaration of Trust effective February 18, 2011 filed as Exhibit (a)(29) to PEA No. 76.

	(30)	Amendment No. 29 to the Agreement and Declaration of Trust effective May 18, 2012 filed as Exhibit (a)(30) to PEA No. 86.

	(31)	Amendment No. 30 to the Agreement and Declaration of Trust effective August 9, 2012 filed as Exhibit (a)(31) to PEA No. 91.

	(32)	Amendment No. 31 to the Agreement and Declaration of Trust effective November 9, 2012 is filed as Exhibit (a)(32) to PEA No. 93.

	(33)	Amendment No. 32 to the Agreement and Declaration of Trust effective February 15, 2013 is filed as Exhibit (a)(33) to PEA No. 95.

	(34)	Amendment No. 33 to the Agreement and Declaration of Trust effective August 22, 2013 is filed herewith.

b)	(1)	Amended and Restated By-Laws adopted August 2, 2000 filed as Exhibit (b)(1) to PEA No. 38.

	(2)	Amendment No. 1 to the Amended and Restated By-Laws adopted March 31, 2003 filed as Exhibit (b)(2) to PEA No. 39.

	(3)	Amendment No. 2 to the Amended and Restated By-Laws adopted July 29, 2003 filed as Exhibit (b)(3) to PEA No. 39.

	(4)	Amendment No. 3 to the Amended and Restated By-Laws adopted April 27, 2004 filed as Exhibit (b)(4) to PEA No. 40.

	(5)	Amendment No. 4 to the Amended and Restated By-Laws adopted July 27, 2004 filed as Exhibit (b)(5) to PEA No. 41.

	(6)	Amendment No. 5 to the Amended and Restated By-Laws adopted June 20, 2006 filed as Exhibit (b)(6) to PEA No. 50.

	(7)	Amendment No. 6 to the Amended and Restated By-Laws adopted February 14, 2008 filed as Exhibit (b)(7) to PEA No. 60.

	(8)	Amendment No. 7 to the Amended and Restated By-Laws adopted November 5, 2010 filed as Exhibit (b)(8) to PEA No. 76.

c)		Articles IV, V, VI, VII and IX of the Agreement and Declaration of Trust dated February 7, 2000 filed as Exhibit (a)(19) to PEA Nos. 30 and 31.

d)	(1)	Investment Advisory and Ancillary Services Agreement between Northern Funds, Northern Trust Global Advisors, Inc., and Northern Trust Investments, N.A. dated May 5, 2006 filed as Exhibit (d)(19) to PEA No. 49.

(2)	Addendum No. 1 to the Investment Advisory and Ancillary Services Agreement between Northern Funds, Northern Trust Global Advisors, Inc., and Northern Trust Investments, N.A. dated August 3, 2007 filed as Exhibit (d)(22) to PEA No. 58.

(3)	Addendum No. 2 to the Investment Advisory and Ancillary Services Agreement between Northern Funds, Northern Trust Global Advisors, Inc. and Northern Trust Investments, N.A. dated November 7, 2008 filed as Exhibit (d)(26) to PEA No. 64.

(4)	Addendum No. 3 to the Investment Advisory and Ancillary Services Agreement between Northern Funds, Northern Trust Global Advisors, Inc. and Northern Trust Investments, N.A. dated August 28, 2009 filed as Exhibit (d)(24) to PEA No. 68.

(5)	Addendum No. 4 to the Investment Advisory and Ancillary Services Agreement among Northern Funds, The Northern Trust Company of Connecticut and Northern Trust Investments, Inc. dated May 18, 2012 filed as Exhibit (d)(25) to PEA No. 86.

(6)	Addendum No. 5 to the Investment Advisory and Ancillary Services Agreement among Northern Funds Trust, Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut dated August 22, 2013 is filed herewith.

(7)	Expense Reimbursement Agreement between Northern Funds and Northern Trust Investments, N.A. and The Northern Trust Company of Connecticut dated July 31, 2010 filed as Exhibit (d)(25) to PEA No. 75.

(8)	Assumption Agreement among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc. and The Northern Trust Company of Connecticut dated October 1, 2009 filed as Exhibit (d)(33) to PEA No. 69.

(9)	Amended and Restated Investment Advisory and Ancillary Services Agreement dated November 15, 2007 (with respect to the Global Sustainability Index Fund) and January 29, 2008 (with respect to each of the other Funds of the Trust) between Northern Funds, Northern Trust Global Investments, Ltd. and Northern Trust Investments, N.A. filed as Exhibit (d)(24) to PEA No. 59.

(10)	Addendum No. 1 to the Amended and Restated Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated August 8, 2008 filed as Exhibit (d)(25) to PEA No. 62.

(11)	Addendum No. 2 to the Amended and Restated Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated May 8, 2009 filed as Exhibit (d)(27) to PEA No. 65.

(12)	Addendum No. 3 to the Amended and Restated Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated May 7, 2010 filed as Exhibit (d)(30) to PEA No. 76.

(13)	Addendum No. 4 to the Amended and Restated Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, Inc. dated July 31, 2011 filed as Exhibit (d)(31) to PEA No. 81.

(14)	Addendum No. 5 to the Amended and Restated Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, Inc. dated September 10, 2012 is filed as Exhibit (d)(13) to PEA No. 95.

(15)	Addendum No. 6 to the Amended and Restated Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, Inc. dated November 9, 2012 filed as Exhibit (d)(34) to PEA No. 93.

(16)	Expense Reimbursement Agreement between Northern Funds and Northern Trust Investments, N.A. dated July 31, 2010 filed as Exhibit (d)(29) to PEA No. 74.

(17)	Expense Reimbursement Agreement between Northern Funds and Northern Trust Investments, N.A. dated July 31, 2010 filed as Exhibit (d)(32) to PEA No. 76.

(18)	Assumption Agreement among Northern Trust Investments, N.A. and Northern Trust Global Investments Limited dated July 31, 2010 filed as Exhibit (d)(35) to PEA No. 74.

(19)	Assumption Agreement among Northern Trust Investments, N.A., Northern Trust Investments, Inc. and Northern Trust Global Investments Limited dated December 30, 2010 filed as Exhibit (d)(41) to PEA No. 76.

(20)	Fee Reduction Commitment dated May 9, 2008 by Northern Trust Investments, N.A. and Northern Trust Global Investments Ltd. filed as Exhibit (d)(35) to PEA No. 60.

(21)	Fee Reduction Commitment dated May 9, 2008 by Northern Trust Investments, N.A. and Northern Trust Global Advisors, Inc. filed as Exhibit (d)(36) to PEA No. 60.

(22)	Fee Reduction Commitment dated December 14, 2009 by Northern Trust Investments, N.A. filed as Exhibit (d)(64) to PEA No. 71.

(23)	Fee Reduction Commitment dated July 31, 2010 by Northern Trust Investments, N.A. filed as Exhibit (d)(44) to PEA No. 74.

(24)	Fee Reduction Commitment dated August 9, 2012 by Northern Trust Investments, Inc. filed as Exhibit (d)(54) to PEA No. 91.

(25)	Amended and Restated Expense Reimbursement Agreement between Northern Funds and Northern Trust Investments, Inc. dated July 31, 2011 filed as Exhibit (d)(98) to PEA No. 77.

(26)	Amended and Restated Expense Reimbursement Agreement between Northern Funds, Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut dated July 31, 2011 filed as Exhibit (d)(131) to PEA No. 78.

(27)	Amended and Restated Expense Reimbursement Agreement between Northern Funds and Northern Trust Investments, Inc. dated November 4, 2011 filed as Exhibit (d)(129) to PEA No. 81.

(28)	Amendment No. 1 to the Amended and Restated Expense Reimbursement Agreement between Northern Funds and Northern Trust Investments, Inc. dated May 18, 2012 filed as Exhibit (d)(133) to PEA No. 85.

(29)	Amendment No. 2 to the Amended and Restated Expense Reimbursement Agreement between Northern Funds and Northern Trust Investments, Inc. dated November 9, 2012 filed as Exhibit (d)(130) to PEA No. 93.

(30)	Amended and Restated Expense Reimbursement Agreement among Northern Funds, Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut dated November 4, 2011 filed as Exhibit (d)(133) to PEA No. 83.

(31)	Amendment No. 1 to the Amended and Restated Expense Reimbursement Agreement among Northern Funds, Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut dated May 18, 2012 filed as Exhibit (d)(135) to PEA No. 86.

(32)	Expense Reimbursement Agreement among Northern Funds, Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut dated May 18, 2012 filed as Exhibit (d)(136) to PEA No. 86.

(33)	Expense Reimbursement and Advisory Fee Waiver Agreement between Northern Funds and Northern Trust Investments, Inc. dated July 31, 2011 filed as Exhibit (d)(34) to PEA No. 77.

(34)	Amended and Restated Expense Reimbursement and Advisory Fee Waiver Agreement between Northern Funds and Northern Trust Investments, Inc. dated November 4, 2011 filed as Exhibit (d)(130) to PEA No. 81.

(35)	Amendment No. 1 to the Amended and Restated Expense Reimbursement and Advisory Fee Waiver Agreement between Northern Funds and Northern Trust Investments, Inc. dated February 24, 2012 filed as Exhibit (d)(131) to PEA No. 81.

(36)	Expense Reimbursement Agreement between Northern Funds and Northern Trust Investments, Inc. dated August 9, 2012 is filed as Exhibit (d)(91) to PEA No. 95.

(37)	Amended and Restated Expense Reimbursement and Advisory Fee Waiver Agreement between Registrant and Northern Trust Investments, Inc. dated February 15, 2013 is filed as Exhibit (d)(92) to PEA No. 95.

(38)	Amended and Restated Expense Reimbursement Agreement between Registrant, Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut dated November 9, 2012 filed as Exhibit (d)(91) to PEA No. 98.

(39)	Amended and Restated Expense Reimbursement Agreement between Registrant, Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut dated May 16, 2013 filed as Exhibit (d)(92) to PEA No. 98.

(40)	Amended and Restated Exhibit A to the Amended and Restated Expense Reimbursement Agreement among Registrant, Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut is filed herewith.

(41)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Altrinsic Global Advisors, LLC dated June 22, 2006 filed as Exhibit (d)(30) to PEA No. 49.*

(42)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Altrinsic Global Advisors, LLC filed as Exhibit (d)(34) to PEA No. 69.

(43)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Altrinsic Global Advisors, LLC filed as Exhibit (d)(100) to PEA No. 78.

(44)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Altrinsic Global Advisors, LLC dated October 1, 2012 filed as Exhibit (d)(97) to PEA No. 98.*

(45)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Axiom International Investors, LLC dated November 19, 2008 filed as Exhibit (d)(58) to PEA No. 64. *

(46)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Axiom International Investors, LLC filed as Exhibit (d)(35) to PEA No. 69.

(47)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Axiom International Investors, LLC filed as Exhibit (d)(101) to PEA No. 78.

(48)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Axiom International Investors LLC dated October 1, 2012 filed as Exhibit (d)(98) to PEA No. 98.*

(49)	Form of Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, Inc. and BlueBay Asset Management LLC filed as Exhibit (d)(49) to PEA No. 99.

(50)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Brookfield Investment Management Inc. dated May 18, 2012 filed as Exhibit (d)(128) to PEA No. 86.*

(51)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Brookfield Investment Management Inc. dated January 1, 2013 filed as Exhibit (d)(108) to PEA No. 98.*

(52)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Cardinal Capital Management, L.L.C. dated February 1, 2011 filed as Exhibit (d)(125) to PEA No. 78.*

(53)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Cardinal Capital Management, LLC. dated October 1, 2012 filed as Exhibit (d)(99) to PEA No. 98.*

(54)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and CBRE Clarion Securities, LLC dated July 1, 2011 filed as Exhibit (d)(129) to PEA No. 78.*

(55)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and CBRE Clarion Securities, LLC dated January 1, 2012 filed as Exhibit (d)(125) to PEA No. 86.*

(56)	Amendment No. 2 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and CBRE Clarion Securities, LLC dated January 1, 2013 filed as Exhibit (d)(109) to PEA No. 98.*

(57)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and DDJ Capital Management, LLC dated September 19, 2012 filed as Exhibit (d)(95) to PEA No. 98.*

(58)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and DDJ Capital Management, LLC dated October 1, 2012 filed as Exhibit (d)(96) to PEA No. 98.*

(59)	Investment Sub-Advisory Agreement among The Northern Trust Company of Connecticut (formerly Northern Trust Global Advisors, Inc.), Northern Trust Investments, N.A. and Delaware Management Company dated January 4, 2010 filed as Exhibit (d)(98) to PEA No. 75.*

(60)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Delaware Management Company, a series of Delaware Management Business Trust filed as Exhibit (d)(103) to PEA No. 78.

(61)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Delaware Management Company dated October 1, 2012 filed as Exhibit (d)(100) to PEA No. 98.*

(62)	Assignment and Assumption of Sub-Advisory Agreement among Delaware Management Company and Delaware Investment Fund Advisers dated May 22, 2013 filed as Exhibit (d)(101) to PEA No. 98.

(63)	Investment Sub-Advisory Agreement among The Northern Trust Company of Connecticut, Northern Trust Investments, N.A. and Denver Investment Advisors LLC dated June 3, 2010 filed as Exhibit (d)(101) to PEA No. 75.*

(64)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Denver Investment Advisors LLC filed as Exhibit (d)(104) to PEA No. 78.

(65)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Denver Investment Advisors, LLC dated October 1, 2012 filed as Exhibit (d)(102) to PEA No. 98.*

(66)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and EARNEST Partners, LLC dated June 15, 2012 filed as Exhibit (d)(127) to PEA No. 86.*

(67)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and EARNEST Partners, LLC dated January 1, 2013 filed as Exhibit (d)(110) to PEA No. 98.*

(68)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and EII Realty Securities Inc. dated November 19, 2008 filed as Exhibit (d)(62) to PEA No. 64.*

(69)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and EII Realty Securities, Inc. filed as Exhibit (d)(39) to PEA No. 69.

(70)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and EII Realty Securities, Inc. filed as Exhibit (d)(105) to PEA No. 78.

(71)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and EII Realty Securities, Inc. dated January 1, 2013 filed as Exhibit (d)(111) to PEA No. 98.*

(72)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Geneva Capital Management Ltd. dated June 22, 2006 filed as Exhibit (d)(31) to PEA No. 49.*

(73)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Geneva Capital Management Ltd. filed as Exhibit (d)(40) to PEA No. 69.

(74)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Geneva Capital Management Ltd. filed as Exhibit (d)(106) to PEA No. 78.

(75)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Geneva Capital Management Ltd. dated January 1, 2013 filed as Exhibit (d)(112) to PEA No. 98.*

(76)	Amendment No. 2 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Geneva Capital Management Ltd dated March 5, 2013 filed as Exhibit (d)(113) to PEA No. 98.*

(77)	Investment Sub-Advisory Agreement among The Northern Trust Company of Connecticut, Northern Trust Investments, N.A. and Hotchkis and Wiley Capital Management, LLC dated June 3, 2010 filed as Exhibit (d)(102) to PEA No. 75.*

(78)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Hotchkis & Wiley Capital Management, LLC filed as Exhibit (d)(107) to PEA No. 78

(79)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Hotchkis and Wiley Capital Management, LLC dated January 1, 2013 filed as Exhibit (d)(114) to PEA No. 98.*

(80)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Jennison Associates LLC dated August 3, 2007 filed as Exhibit (d)(50) to PEA No. 60.*

(81)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Jennison Associates LLC filed as Exhibit (d)(42) to PEA No. 69.

(82)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Jennison Associates LLC filed as Exhibit (d)(109) to PEA No. 78.

(83)	Amendment No. 1 to Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Jennison Associates, LLC dated January 1, 2012 filed as Exhibit (d)(59) to PEA No. 86.*

(84)	Amendment No. 2 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Jennison Associates LLC dated October 1, 2012 filed as Exhibit (d)(103) to PEA No. 98.*

(85)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Lazard Asset Management LLC dated August 23, 2013 is filed herewith.

(86)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Lazard Asset Management LLC dated March 7, 2013 filed as Exhibit (d)(125) to PEA No. 98.*

(87)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Loomis, Sayles & Company, L.P. dated August 28, 2009 filed as Exhibit (d)(70) to PEA No. 68.*

(88)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Loomis, Sayles & Company L.P. filed as Exhibit (d)(43) to PEA No. 69.

(89)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Loomis, Sayles & Company, L.P. filed as Exhibit (d)(110) to PEA No. 78.

(90)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Loomis, Sayles & Company, LP dated January 1, 2013 filed as Exhibit (d)(115) to PEA No. 98. *

(91)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and LSV Asset Management dated June 22, 2006 filed as Exhibit (d)(33) to PEA No. 49.*

(92)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and LSV Asset Management filed as Exhibit (d)(44) to PEA No. 69.

(93)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and LSV Asset Management filed as Exhibit (d)(111) to PEA No. 78.

(94)	Amendment No. 1 to the Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and LSV Asset Management dated August 4, 2006 filed as Exhibit (d)(36) to PEA No. 53.

(95)	Amendment No. 2 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and LSV Asset Management dated October 1, 2012 filed as Exhibit (d)(104) to PEA No. 98.

(96)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Neuberger Berman Fixed Income LLC dated July 1, 2011 filed as Exhibit (d)(128) to PEA No. 78.*

(97)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Neuberger Berman Fixed Income LLC dated January 1, 2013 filed as Exhibit (d)(116) to PEA No. 98.*

(98)	Investment Sub-Advisory Agreement among Northern Trust Investments, N.A., The Northern Trust Company of Connecticut and NFJ Investment Group dated October 1, 2010 filed as Exhibit (d)(98) to PEA No. 78.*

(99)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and NFJ Investment Group filed as Exhibit (d)(113) to PEA No. 78.

(100)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and NFJ Investment Group dated October 1, 2012 filed as Exhibit (d)(105) to PEA No. 98.*

(101)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Northern Cross, LLC dated January 26, 2012 filed as Exhibit (d)(128) to PEA No. 83.*

(102)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Northern Cross, LLC dated January 1, 2013 filed as Exhibit (d)(117) to PEA No. 98.*

(103)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and NWQ Investment Management Company, LLC dated February 1, 2011 filed as Exhibit (d)(124) to PEA No. 78.*

(104)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and NWQ Investment Management Company, LLC dated October 1, 2012 filed as Exhibit (d)(106) to PEA No. 98.*

(105)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and PanAgora Asset Management, Inc. dated November 19, 2008 filed as Exhibit (d)(59) to PEA No. 64.*

(106)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and PanAgora Asset Management, Inc. filed as Exhibit (d)(49) to PEA No. 69.

(107)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and PanAgora Asset Management, Inc. filed as Exhibit (d)(114) to PEA No. 78.

(108)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and PanAgora Asset Management Inc. dated January 1, 2013 filed as Exhibit (d)(118) to PEA No. 98.*

(109)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Pzena Investment Management LLC dated June 28, 2011 filed as Exhibit (d)(127) to PEA No. 78.*

(110)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Pzena Investment Management LLC dated January 1, 2013 filed as Exhibit (d)(119) to PEA No. 98.*

(111)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Riverbridge Partners LLC dated January 1, 2013 filed as Exhibit (d)(120) to PEA No. 98.*

(112)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Summit Creek Advisors, LLC dated February 21, 2013 filed as Exhibit (d)(124) to PEA No. 98.*

(113)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Systematic Financial Management LP dated May 9, 2008 filed as Exhibit (d)(54) to PEA No. 60.*

(114)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Systematic Financial Management LP filed as Exhibit (d)(51) to PEA No. 69.

(115)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Systematic Financial Management LP filed as Exhibit (d)(117) to PEA No. 78.

	(116)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Systematic Financial Management LP dated January 1, 2013 filed as Exhibit (d)(121) to PEA No. 98.*

	(117)	Investment Sub-Advisory Agreement among Northern Trust Investments, N.A., The Northern Trust Company of Connecticut and Trilogy Global Advisors, LP dated December 3, 2010 filed as Exhibit (d)(99) to PEA No. 78.*

	(118)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Trilogy Global Advisors, LP dated January 1, 2013 filed as Exhibit (d)(122) to PEA No. 98.*

	(119)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Trilogy Global Advisors, LP filed as Exhibit (d)(120) to PEA No. 78.

	(120)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and WestEnd Advisors, LLC dated September 4, 2012 filed as Exhibit (d)(93) to PEA No. 98.*

	(121)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and WestEnd Advisors, LLC dated October 1, 2012 filed as Exhibit (d)(94) to PEA No. 98.*

	(122)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Westwood Global Investments, LLC dated November 19, 2008 filed as Exhibit (d)(60) to PEA No. 64.*

	(123)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Westwood Global Investments, LLC filed as Exhibit (d)(54) to PEA No. 69.

	(124)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Westwood Global Investments, LLC filed as Exhibit (d)(122) to PEA No. 78.

	(125)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Westwood Global Investments, LLC dated January 1, 2013 filed as Exhibit (d)(123) to PEA No. 98.*

	(126)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and William Blair & Company, LLC dated March 3, 2008 filed as Exhibit (d)(56) to PEA No. 60.*

	(127)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and William Blair & Company filed as Exhibit (d)(56) to PEA No. 69.

	(128)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and William Blair & Company, LLC filed as Exhibit (d)(123) to PEA No. 78.

	(129)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and William Blair Company, LLC dated October 1, 2012 filed as Exhibit (d)(109) to PEA. No. 98.*

e)	(1)	Distribution Agreement between Registrant and Northern Funds Distributors, LLC dated March 31, 2009 filed as Exhibit (e)(1) to PEA No. 71.

	(2)	Amended and Restated Schedule A to the Distribution Agreement between Registrant and Northern Funds Distributors, LLC dated May 7, 2010 filed as Exhibit (e)(4) to PEA No. 76.

	(3)	Amended and Restated Schedule A to the Distribution Agreement between Registrant and Northern Funds Distributors, LLC dated February 18, 2011 filed as Exhibit (e)(5) to PEA No. 77.

	(4)	Amended and Restated Schedule A to the Distribution Agreement between Registrant and Northern Funds Distributors, LLC dated May 18, 2012 filed as Exhibit (e)(6) to PEA No. 86.

	(5)	Amended and Restated Schedule A to the Distribution Agreement between Registrant and Northern Funds Distributors, LLC, dated August 9, 2012 filed as Exhibit (e)(7) to PEA No. 93.

	(6)	Amended and Restated Schedule A to the Distribution Agreement between Registrant and Northern Funds Distributors, LLC, dated November 9, 2012 filed as Exhibit (e)(8) to PEA No. 93.

	(7)	Amended and Restated Schedule A to the Distribution Agreement between Registrant and Northern Funds Distributors, LLC dated October 15, 2013 is filed herewith.

f)		None.

g)	(1)	Custodian Agreement between Registrant and The Northern Trust Company dated April 1, 1994 (“Custodian Agreement”) filed as Exhibit 8(a) to PEA No. 11.

	(2)	Addendum No. 1 to the Custodian Agreement dated November 29, 1994 filed as Exhibit 8(d) to PEA No. 11.

	(3)	Addendum No. 2 to the Custodian Agreement dated March 29, 1996 filed as Exhibit 8(f) to PEA No. 9.

	(4)	Addendum No. 3 to the Custodian Agreement dated August 7, 1996 filed as Exhibit 8(i) to PEA No. 12.

	(5)	Addendum No. 4 to the Custodian Agreement dated August 6, 1996 filed as Exhibit 8(j) to PEA No. 12.

	(6)	Addendum No. 5 to the Custodian Agreement dated March 24, 1997 filed as Exhibit 8(n) to PEA No. 16.

	(7)	Addendum No. 6 to the Custodian Agreement dated February 12, 1997 filed as Exhibit 8(l) to PEA No. 19.

	(8)	Addendum No. 8 to the Custodian Agreement dated December 21, 1998 filed as Exhibit (g)(12) to PEA No. 22.

	(9)	Addendum No. 9 to the Custodian Agreement dated September 15, 1999 filed as Exhibit (g)(13) to PEA No. 27.

	(10)	Addendum No. 11 to the Custodian Agreement dated July 31, 2000 filed as Exhibit (g)(15) to PEA No. 35.

	(11)	Addendum No. 12 to the Custodian Agreement dated August 1, 2000 filed as Exhibit (g)(16) to PEA No. 35.

	(12)	Addendum No. 15 to the Custodian Agreement dated October 30, 2001 filed as Exhibit (g)(16) to PEA No. 38.

	(13)	Addendum No. 16 to the Custodian Agreement dated July 29, 2003 filed as Exhibit (g)(17) to PEA No. 40.

	(14)	Addendum No. 17 to the Custodian Agreement dated February 14, 2005 filed as Exhibit (g)(18) to PEA No. 42.

	(15)	Addendum No. 18 to the Custodian Agreement dated December 5, 2005 filed as Exhibit (g)(19) to PEA No. 45.

	(16)	Addendum No. 19 to the Custodian Agreement dated May 5, 2006 filed as Exhibit (g)(20) to PEA No. 50.

	(17)	Addendum No. 20 to the Custodian Agreement dated February 16, 2007 filed as Exhibit (g)(21) to PEA No. 53.

	(18)	Addendum No. 21 to the Custodian Agreement dated August 3, 2007 filed as Exhibit (g)(22) to PEA No. 58.

	(19)	Addendum No. 22 to the Custodian Agreement dated August 3, 2007 filed as Exhibit (g)(23) to PEA No. 58.

	(20)	Addendum No. 23 to the Custodian Agreement dated May 8, 2009 filed as Exhibit (g)(24) to PEA No. 65.

	(21)	Addendum No. 24 to the Custodian Agreement dated May 7, 2010 filed as Exhibit (g)(25) to PEA No. 76.

	(22)	Addendum No. 25 to the Custodian Agreement dated February 18, 2011 filed as Exhibit (g)(26) to PEA No. 77.

	(23)	Addendum No. 26 to the Custodian Agreement dated February 18, 2011 filed as Exhibit (g)(27) to PEA No. 77.

	(24)	Addendum No. 27 to the Custodian Agreement dated August 9, 2012 filed as Exhibit (g)(28) to PEA No. 93.

	(25)	Addendum No. 28 to the Custodian Agreement dated November 9, 2012 filed as Exhibit (g)(29) to PEA No. 93.

	(26)	Foreign Custody Agreement between Registrant and The Northern Trust Company dated April 1, 1994 (“Foreign Custody Agreement”) filed as Exhibit 8(g) to PEA No. 11.

	(27)	Addendum No. 1 to the Foreign Custody Agreement dated April 1, 1998 filed as Exhibit 8(p) to PEA No. 19.

	(28)	Addendum No. 2 to the Foreign Custody Agreement dated February 8, 2000 filed as Exhibit (g)(15) to PEA Nos. 30 and 31.

	(29)	Addendum No. 3 to the Foreign Custody Agreement dated July 31, 2000 filed as Exhibit (g)(19) to PEA No. 35.

	(30)	Addendum No. 4 to the Foreign Custody Agreement dated October 30, 2001 filed as Exhibit (g)(21) to PEA No. 38.

	(31)	Addendum No. 5 to the Foreign Custody Agreement dated July 29, 2003 filed as Exhibit (g)(23) to PEA No. 40.

	(32)	Addendum No. 6 to the Foreign Custody Agreement dated February 14, 2005 filed as Exhibit (g)(25) to PEA No. 42.

	(33)	Addendum No. 7 to the Foreign Custody Agreement dated February 17, 2006 filed as Exhibit (g)(28) to PEA No. 46.

	(34)	Addendum No. 8 to the Foreign Custody Agreement dated May 5, 2006 filed as Exhibit (g)(29) to PEA No. 50.

	(35)	Addendum No. 9 to the Foreign Custody Agreement dated May 5, 2006 filed as Exhibit (g)(30) to PEA No. 50.

	(36)	Addendum No. 10 to the Foreign Custody Agreement dated November 2, 2007 filed as Exhibit (g)(34) to PEA No. 59.

	(37)	Addendum No. 11 to the Foreign Custody Agreement dated August 8, 2008 filed as Exhibit (g)(35) to PEA No. 62.

	(38)	Addendum No. 12 to the Foreign Custody Agreement dated November 7, 2008 filed as Exhibit (g)(36) to PEA No. 63.

	(39)	Addendum No. 13 to the Foreign Custody Agreement dated August 28, 2009 filed as Exhibit (g)(38) to PEA No. 68.

	(40)	Foreign Custody Monitoring Agreement between Registrant and The Northern Trust Company dated July 2, 2001 filed as Exhibit (g)(20) to PEA No. 37.

	(41)	Addendum No. 14 to the Foreign Custody Agreement dated February 18, 2011 filed as Exhibit (g)(43) to PEA No. 77.

	(42)	Addendum No. 15 to the Foreign Custody Agreement dated May 18, 2012 filed as Exhibit (g)(44) to PEA No. 86.

	(43)	Addendum No. 16 to the Foreign Custody Agreement dated August 22, 2013 is filed herewith.

h)	(1)	Transfer Agency Agreement between Registrant and The Northern Trust Company dated April 1, 1994 (“Transfer Agency Agreement”) filed as Exhibit 8(b) to PEA No. 11.

	(2)	Addendum No. 1 to the Transfer Agency Agreement dated November 29, 1994 filed as Exhibit 8(c) to PEA No. 11.

	(3)	Addendum No. 2 to the Transfer Agency Agreement dated March 29, 1996 filed as Exhibit 8(e) to PEA No. 9.

	(4)	Addendum No. 3 to the Transfer Agency Agreement dated August 7, 1996 filed as Exhibit 8(h) to PEA No. 12.

	(5)	Addendum No. 4 to the Transfer Agency Agreement dated March 24, 1997 filed as Exhibit 8(m) to PEA No. 16.

	(6)	Addendum No. 5 to the Transfer Agency Agreement dated February 12, 1997 filed as Exhibit 8(k) to PEA No. 19.

	(7)	Addendum No. 7 to the Transfer Agency Agreement dated December 21, 1998 filed as Exhibit (h)(11) to PEA No. 22.

(8)	Addendum No. 8 to the Transfer Agency Agreement dated September 15, 1999 filed as Exhibit (h)(9) to PEA No. 27.

(9)	Addendum No. 10 to the Transfer Agency Agreement dated February 8, 2000 filed as Exhibit (h)(15) to PEA Nos. 30 and 31.

(10)	Addendum No. 11 to the Transfer Agency Agreement dated July 31, 2000 filed as Exhibit (h)(13) to PEA No. 34.

(11)	Addendum No. 12 to the Transfer Agency Agreement dated August 1, 2000 filed as Exhibit (h)(15) to PEA No. 35.

(12)	Addendum No. 13 to the Transfer Agency Agreement dated August 1, 2000 filed as Exhibit (h)(16) to PEA No. 35.

(13)	Addendum No. 15 to the Transfer Agency Agreement dated October 30, 2001 filed as Exhibit (h)(16) to PEA No. 38.

(14)	Addendum No. 16 to the Transfer Agency Agreement dated February 14, 2005 filed as Exhibit (h)(17) to PEA No. 42.

(15)	Addendum No. 17 to the Transfer Agency Agreement dated December 5, 2005 filed as Exhibit (h)(18) to PEA No. 45.

(16)	Addendum No. 18 to the Transfer Agency Agreement dated February 17, 2006 filed as Exhibit (h)(19) to PEA No. 46.

(17)	Addendum No. 19 to the Transfer Agency Agreement dated February 17, 2006 filed as Exhibit (h)(20) to PEA No. 46.

(18)	Addendum No. 20 to the Transfer Agency Agreement dated May 5, 2006 filed as Exhibit (h)(21) to PEA No. 50.

(19)	Addendum No. 21 to the Transfer Agency Agreement dated May 5, 2006 filed as Exhibit (h)(22) to PEA No. 50.

(20)	Addendum No. 22 to the Transfer Agency Agreement dated February 16, 2007 filed as Exhibit No. (h)(23) to PEA No. 53.

(21)	Addendum No. 23 to the Transfer Agency Agreement dated August 3, 2007 filed as Exhibit (h)(24) to PEA No. 58.

(22)	Addendum No. 24 to the Transfer Agency Agreement dated August 3, 2007 filed as Exhibit (h)(25) to PEA No. 58.

(23)	Addendum No. 25 to the Transfer Agency Agreement dated November 2, 2007 filed as Exhibit (h)(26) to PEA No. 59.

(24)	Addendum No. 26 to the Transfer Agency Agreement dated August 8, 2008 filed as Exhibit (h)(27) to PEA No. 62.

(25)	Addendum No. 27 to the Transfer Agency Agreement dated November 7, 2008 filed as Exhibit (h)(28) to PEA No. 63.

(26)	Addendum No. 28 to the Transfer Agency Agreement dated May 8, 2009 filed as Exhibit (h)(29) to PEA No. 65.

(27)	Addendum No. 29 to the Transfer Agency Agreement dated August 28, 2009 filed as Exhibit (h)(30) to PEA No. 68.

(28)	Addendum No. 30 to the Transfer Agency Agreement dated May 7, 2010 filed as Exhibit (h)(31) to PEA No. 76.

(29)	Addendum No. 31 to the Transfer Agency Agreement dated February 18, 2011 filed as Exhibit (h)(32) to PEA No. 77.

(30)	Addendum No. 32 to the Transfer Agency Agreement dated February 18, 2011 filed as Exhibit (h)(33) to PEA No. 77.

(31)	Addendum No. 33 to the Transfer Agency Agreement dated May 18, 2012 filed as Exhibit (h)(34) to PEA No. 86.

(32)	Addendum No. 34 to the Transfer Agency Agreement dated August 9, 2012 filed as Exhibit (h)(35) to PEA No. 93.

(33)	Addendum No. 35 to the Transfer Agency Agreement dated November 9, 2012 filed as Exhibit (h)(36) to PEA No. 93.

(34)	Addendum No. 36 to the Transfer Agency Agreement dated August 22, 2013 is filed herewith.

(35)	Amended and Restated Service Plan, adopted as of April 1, 1994 and most recently revised as of September 15, 1999, and Related Agreement filed as Exhibit (h)(11) to PEA No. 27.

(36)	Amended and Restated Service Plan adopted on April 1, 1994 and amended on May 2, 2000 and filed as Exhibit (h)(16) to PEA No. 34 and Related Forms of Servicing Agreement as amended on February 13, 2004 filed as Exhibit (h)(19) to PEA 40.

(37)	Administration Agreement by and between Registrant and Northern Trust Investments, N.A. dated January 1, 2009 (“Administration Agreement”) filed as Exhibit (h)(34) to PEA No. 65.

	(38)	Amended and Restated Schedule A to the Administration Agreement dated May 8, 2009 filed as Exhibit (h)(35) to PEA No. 65.

	(39)	Amended and Restated Schedule A to the Administration Agreement dated August 28, 2009 filed as Exhibit (h)(35) to PEA No. 68.

	(40)	Amended and Restated Schedule C to the Administration Agreement dated July 31, 2010 filed as Exhibit (h)(36) to PEA No. 74.

	(41)	Amended and Restated Schedule A to the Administration Agreement dated May 7, 2010 filed as Exhibit (h)(39) to PEA No. 76.

	(42)	Amended and Restated Schedule C to the Administration Agreement dated August 11, 2010 filed as Exhibit (h)(40) to PEA No. 76.

	(43)	Amended and Restated Schedule A to the Administration Agreement dated February 18, 2011 filed as Exhibit (h)(42) to PEA No. 77.

	(44)	Amended and Restated Schedule A to the Administration Agreement dated May 18, 2012 filed as Exhibit (h)(44) to PEA No. 86.

	(45)	Amended and Restated Schedule A to the Administration Agreement dated August 9, 2012 filed as Exhibit (h)(47) to PEA No. 93.

	(46)	Amended and Restated Schedule A to the Administration Agreement dated November 9, 2012 filed as Exhibit (h)(48) to PEA No. 93.

	(47)	Amended and Restated Schedule C to the Administration Agreement dated November 9, 2012 filed as Exhibit (h)(49) to PEA No. 93.

	(48)	Amended and Restated Schedule A to the Administration Agreement is filed herewith.

	(49)	Plan of Reorganization by Northern Institutional Funds, on behalf of its Core Bond Portfolio, Short Bond Portfolio and U.S. Treasury Index Portfolio and Northern Funds, on behalf of its Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund, dated August 9, 2012 is filed as Exhibit (h)(47) to PEA No. 95.

	(50)	Plan of Reorganization by Northern Institutional Funds, on behalf of its Acquired Funds and Northern Funds, on behalf of its Acquiring Funds, dated August 9, 2012 is filed as Exhibit (h)(48) to PEA No. 95.

i)		Opinion of Drinker Biddle & Reath LLP is filed herewith.

j)		Consent of Drinker Biddle & Reath LLP (included in Exhibit (i) above).

k)		None.

l)	(1)	Purchase Agreement between Registrant and The Northern Trust Company dated March 31, 1994 filed as Exhibit 13(a) to PEA No. 11.

	(2)	Purchase Agreement between Registrant and Miriam M. Allison dated March 14, 1994 filed as Exhibit 13(b) to PEA No. 11.

	(3)	Purchase Agreement between Registrant and Miriam M. Allison dated December 31, 1998 for shares of the High Yield Fixed Income Fund filed as Exhibit (l)(4) to PEA No. 22.

	(4)	Purchase Agreement between Registrant and Miriam M. Allison dated December 31, 1998 for shares of the High Yield Municipal Fund filed as Exhibit (l)(5) to PEA No. 22.

	(5)	Purchase Agreement between Registrant and Miriam M. Allison dated September 3, 1999 for shares of the Small Cap Index Fund filed as Exhibit (l)(6) to PEA No. 27.

	(6)	Purchase Agreement between Registrant and The Northern Trust Company dated September 3, 1999 for shares of the Income Equity Fund, Stock Index Fund, Growth Equity Fund, Technology Fund, International Growth Equity Fund and Small Cap Index Fund filed as Exhibit (l)(7) to PEA No. 27.

(7)	Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the Small Cap Growth Fund filed as Exhibit (l)(8) to PEA No. 27.

(8)	Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the Short-Intermediate U.S. Government Fund filed as Exhibit (l)(9) to PEA No. 27.

(9)	Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the California Intermediate Tax-Exempt Fund filed as Exhibit (l)(10) to PEA No. 27.

(10)	Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the Arizona Tax-Exempt Fund filed as Exhibit (l)(11) to PEA No. 27.

(11)	Purchase Agreement between Registrant and The Northern Trust Company dated October 1, 1999 for shares of the U.S. Government Fund, Intermediate Tax-Exempt Fund, Fixed Income Fund, Tax-Exempt Fund, California Tax-Exempt Fund, International Fixed Income Fund, Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund and Short-Intermediate U.S. Government Fund filed as Exhibit (l)(12) to PEA No. 27.

(12)	Purchase Agreement between Registrant and The Northern Trust Company dated February 14, 2000 for shares of the Tax-Exempt Money Market Fund filed as Exhibit (l)(15) to PEA Nos. 30 and 31.

(13)	Purchase Agreement between Registrant and Brian R. Curran for shares of the Large Cap Value Fund dated August 2, 2000 filed as Exhibit (l)(1) to PEA No. 35.

(14)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Mid Cap Index Fund dated February 14, 2005 filed as Exhibit (l)(19) to PEA No. 42.

(15)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the International Equity Index Fund dated February 14, 2005 filed as Exhibit (l)(20) to PEA No. 42.

(16)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Enhanced Large Cap Fund dated December 5, 2005 filed as Exhibit (l)(21) to PEA No. 45.

(17)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Emerging Markets Equity Fund dated February 17, 2006 filed as Exhibit (l)(22) to PEA No. 46.

(18)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Multi-Manager Mid Cap Fund, Multi-Manager Small Cap Fund, and Multi-Manager International Equity Fund dated May 5, 2006 filed as Exhibit (l)(23) to PEA No. 50.

(19)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Global Real Estate Index Fund dated May 5, 2006 filed as Exhibit (l)(24) to PEA No. 50.

(20)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Bond Index Fund dated February 16, 2007 filed as Exhibit (l)(25) to PEA No. 53.

(21)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Multi-Manager Large Cap Fund dated August 3, 2007 filed as Exhibit (l)(26) to PEA No. 58.

(22)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Short-Intermediate Tax-Exempt Fund dated August 3, 2007 filed as Exhibit (l)(27) to PEA No. 58.

(23)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Global Sustainability Index Fund dated November 2, 2007 filed as Exhibit (l)(28) to PEA No. 59.

(24)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Developed International Small Cap Index Fund dated August 8, 2008 filed as Exhibit (l)(29) to PEA No. 62.

(25)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Multi-Manager Emerging Markets Equity Fund dated November 17, 2008 filed as Exhibit (l)(30) to PEA No. 63.

(26)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Multi-Manager Global Real Estate Fund dated November 17, 2008 filed as Exhibit (l)(31) to PEA No. 63.

	(27)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Ultra-Short Fixed Income Fund dated May 8, 2009 filed as Exhibit (l)(32) to PEA No. 65.

	(28)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Tax-Advantaged Ultra-Short Fixed Income Fund dated May 8, 2009 filed as Exhibit (l)(33) to PEA No. 65.

	(29)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Multi-Manager High Yield Opportunity Fund dated August 29, 2009 filed as Exhibit (l)(34) to PEA No. 68.

	(30)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Global Tactical Asset Allocation Fund dated May 20, 2011 filed as Exhibit (l)(38) to PEA No. 77.

	(31)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Multi-Manager Global Listed Infrastructure Fund dated May 18, 2012 filed as Exhibit (l)(39) to PEA No. 86.

	(32)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Core Bond Fund dated August 9, 2012 is filed as Exhibit (l)(32) to PEA No. 95.

	(33)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Short Bond Fund dated August 9, 2012 is filed as Exhibit (l)(33) to PEA No. 95.

	(34)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the U.S. Treasury Index Fund dated August 9, 2012 is filed as Exhibit (l)(34) to PEA No. 95.

	(35)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Investors Variable NAV Money Market Fund dated November 9, 2012 filed as Exhibit (l)(40) to PEA No. 93.

	(36)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Investors Variable NAV AMT-Free Municipal Money Market Fund dated November 9, 2012 filed as Exhibit (l)(41) to PEA No. 93.

	(37)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Investors Variable NAV U.S. Government Money Market Fund dated November 9, 2012 filed as Exhibit (l)(42) to PEA No. 93.

	(38)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Investors Variable NAV Treasury Money Market Fund dated November 9, 2012 filed as Exhibit (l)(43) to PEA No. 93.

	(39)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Multi-Manager Emerging Markets Debt Opportunity Fund dated October 15, 2013 is filed herewith.

m)	(1)	Amended and Restated Distribution and Service Plan, adopted April 1, 1994 and most recently revised as of September 15, 1999, and Related Agreement filed as Exhibit (m) to PEA No. 27.

	(2)	Amended and Restated Distribution and Service Plan, adopted April 1, 1994 and most recently amended as of May 2, 2000 and related Agreement filed as Exhibit (m)(2) to PEA No. 81.

n)		None.

o)		None.

p)	(1)	Amended Code of Ethics of the Trust revised on February 19, 2009 filed as Exhibit (p)(1) to PEA No. 65.

	(2)	Amended Code of Ethics of Northern Trust Investments, N.A. dated February 1, 2010 filed as Exhibit (p)(2) to PEA No. 71.

	(3)	Code of Ethics of Northern Trust Company of Connecticut, adopted September 17, 2009 filed as Exhibit (p)(5) to PEA No. 69.

	(4)	Code of Ethics of William Blair Funds and William Blair & Company, L.L.C.’s Investment Management Department, as amended May 9, 2007 and February 18, 2010 filed as Exhibit (p)(6) to PEA No. 75.

	(5)	Code of Ethics of EII Realty Securities Inc., dated December 1, 2011 filed as Exhibit (p)(5) to PEA No. 98.

	(6)	Code of Ethics and Personal Trading Policy of Geneva Capital Management Ltd., adopted September 20, 2004, as revised March 11, 2011 filed as Exhibit (p)(6) to PEA No. 98.

(7)	Code of Ethics of Nuveen Investments, Inc., including NWQ Investment Management Company, LLC, dated February 1, 2005, as amended January 2013 filed as Exhibit (p)(7) to PEA No. 98.

(8)	Code of Ethics of Delaware Investments dated December 1, 2011 filed as Exhibit (p)(8) to PEA No. 98.

(9)	Code of Ethics of Axiom International Investors LLC dated May 2013 filed as Exhibit (p)(9) to PEA No. 98.

(10)	Code of Ethics of Westwood Global Investments, LLC dated December 31, 2012 filed as Exhibit (p)(10) to PEA No. 98.

(11)	Code of Ethics of Altrinsic Global Advisors, LLC dated April 18, 2013 filed as Exhibit (p)(11) to PEA No. 98.

(12)	Code of Ethics of PanAgora Asset Management, Inc., dated December 31, 2011 filed as Exhibit (p)(12) to PEA No. 98.

(13)	Code of Ethics, Policy on Insider Trading and Personal Trading Policy of Jennison Associates LLC, as amended March 30, 2012 filed as Exhibit (p)(13) to PEA No. 98.

(14)	Code of Ethics of CBRE Clarion Securities, dated January 2013 filed as Exhibit (p)(14) to PEA No. 98.

(15)	Code of Ethics and Personal Trading Policy of LSV Asset Management dated September 25, 2012 filed as Exhibit (p)(15) to PEA No. 98.

(16)	Code of Ethics of Systematic Financial Management, L.P., effective January 2012 filed as Exhibit (p)(16) to PEA No. 98.

(17)	Code of Ethics of Loomis, Sayles & Company, L.P., effective January 14, 2000, as amended through November 27, 2012 filed as Exhibit (p)(17) to PEA No. 98.

(18)	Code of Ethics of Riverbridge Partners LLC dated September 1, 2004, as updated May 1, 2013 filed as Exhibit (p)(18) to PEA No. 98.

(19)	Code of Ethics of Trilogy Global Advisors, LLC dated January 2, 2013 filed as Exhibit (p)(19) to PEA No. 98.

(20)	Code of Ethics of Denver Investment Advisors LLC amended effective June 1, 2013 filed as Exhibit (p)(20) to PEA No. 98.

(21)	Code of Conduct of Hotchkis and Wiley Capital Management, LLC dated March 14, 2011, as updated June 1, 2012 filed as Exhibit (p)(21) to PEA No. 98.

(22)	Code of Ethics of Cardinal Capital Management, L.L.C. dated May 31, 2013 filed as Exhibit (p)(22) to PEA No. 98.

(23)	Code of Business Conduct and Ethics of Pzena Investment Management, Inc. and Pzena Investment Management, LLC, revised as of December 31, 2012 filed as Exhibit (p)(23) to PEA No. 98.

(24)	Code of Ethics of Neuberger Berman Fixed Income LLC dated January 2013 filed as Exhibit (p)(24) to PEA No. 98.

(25)	Code of Ethics of Northern Cross, LLC dated March 21, 2013 filed as Exhibit (p)(25) to PEA No. 98.

(26)	Code of Ethics of EARNEST Partners, LLC dated August 4, 2008 filed as Exhibit (p)(33) to PEA No. 86.

(27)	Code of Ethics of Brookfield Investment Management Inc. dated August 16, 2011 filed as Exhibit (p)(34) to PEA No. 86.

(28)	Code of Ethics of DDJ dated March 7, 2012 filed as Exhibit (p)(28) to PEA No. 98.

(29)	Code of Ethics of Lazard Asset Management LLC dated January 2012 filed as Exhibit (p)(29) to PEA No. 98.

(30)	Code of Ethics of Allianz Global Investors U.S. Holdings and subsidiaries dated April 1, 2013 filed as Exhibit (p)(30) to PEA No. 98.

(31)	Code of Ethics of WestEnd Advisors, LLC dated March 2013 filed as Exhibit (p)(31) to PEA No. 98.

	(32)	Code of Ethics of Summit Creek Advisors, LLC dated May 20, 2011 filed as Exhibit (p)(32) to PEA No. 98.

q)	(1)	Power of Attorney dated May 16, 2013 for Northern Funds filed as Exhibit (q) to PEA No. 97.

	(2)	Power of Attorney dated May 16, 2013 for Northern Multi-Manager Funds filed as Exhibit (q)(2) to PEA No. 98.

*         Portions of this exhibit have been omitted pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

Northern Funds is controlled by its Board of Trustees. The other Northern Multi-Manager Funds are controlled by the Multi-Manager Funds Board of Trustees.

ITEM 30.	INDEMNIFICATION

Section 3 of Article IV of the Registrant’s Agreement and Declaration of Trust dated February 7, 2000, as amended, provides for indemnification of the Registrant’s officers and Trustees under certain circumstances. A copy of such Agreement and Declaration of Trust was filed as Exhibit (a)(19) to Post-Effective Amendment No. 30/31 to Registrant’s Registration Statement on Form N-1A and is incorporated herein by reference.

Paragraph 7 of each Investment Advisory and Ancillary Services Agreement between the Registrant and the investment advisers (together, the “Adviser”) provides for indemnification of the Adviser or, in lieu thereof, contribution by Registrant, in connection with certain claims and liabilities to which the Adviser may be subject. Copies of the Investment Advisory and Ancillary Services Agreements were filed as Exhibits (d)(19) and (d)(24) to Post-Effective Amendment Nos. 49 and 59, respectively, to Registrant’s Registration Statements on Form N-1A and are incorporated herein by reference.

Article 10 of the Administration Agreement dated January 1, 2009 among the Registrant and Northern Trust Investments, Inc. (“NTI”) provides that the Registrant will indemnify Northern Trust Investments, Inc. (the “Administrator”) against all claims except those resulting from the willful misfeasance, bad faith, negligence or reckless disregard of the Administrator, or the Administrator’s breach of confidentiality. A copy of the Administration Agreement was filed as Exhibit (h)(34) to Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A and is incorporated herein by reference.

Paragraph 3 of the Distribution Agreement dated March 31, 2009 between the Registrant and Northern Funds Distributors, LLC (“NFD”) provides that the Registrant will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Registrant by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD’s breach of confidentiality. Paragraph 3 of the Distribution Agreement also provides that NFD will indemnify the Trustees and officers of the Registrant against certain liabilities relating to untrue statements or omissions of material fact resulting from the reliance on information furnished to the Registrant by NFD, and those liabilities resulting from NFD’s willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under the Distribution Agreement, or NFD’s breach of its confidentiality obligations under the Distribution Agreement. A copy of the Distribution Agreement was filed as Exhibit (e)(1) to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A and is incorporated herein by reference.

A mutual fund trustee and officer liability policy purchased by the Registrant insures the Registrant and its Trustees and officers, subject to the policy’s coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of The Northern Trust Corporation, and The Northern Trust Company of Connecticut (“NTCC”) serve as co-investment advisers of the Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Multi-Manager High Yield Opportunity Fund, Multi-Manager International Equity Fund, Multi-Manager Large Cap Fund, Multi-Manager Mid Cap Fund and Multi-Manager Small Cap Fund (together, the “Multi-Manager Funds”). NTI serves as the investment adviser of each of the other Funds of the Trust. NTI and NTCC are each referred to as “Investment Adviser.” NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603 and NTCC is located at 300 Atlantic Street, Stamford, Connecticut, 06901.

Set forth below is a list of officers and directors of NTI, NTCC and the Sub-Advisers of the Multi-Manager Funds, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Most officers and directors of NTI hold comparable positions with The Northern Trust Company (other than as director), as indicated below, and certain other officers of NTI hold comparable positions with Northern Trust Bank, N.A., a wholly-owned subsidiary of Northern Trust Corporation. The tables below were provided to the Registrant by the Investment Advisers and Sub-Advisers for inclusion in this Registration Statement.

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Abdul Karim, Walid T.	The Northern Trust Company	Vice President
Vice President

Aitcheson, James A.	The Northern Trust Company	Senior Vice President
Senior Vice President

Alongi, David M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Amaya, Luis	The Northern Trust Company	Vice President
Vice President

Anast, Angela H.	The Northern Trust Company	Vice President
Vice President

Anderson, Timothy	The Northern Trust Company	Vice President
Vice President

Anstine, Robert Dale	The Northern Trust Company	Vice President
Vice President

Antonacci, Jeffrey M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Arroyo, Edwin Josue	The Northern Trust Company	Vice President
Vice President

Ayres, Scott R.	The Northern Trust Company	Senior Vice President
Senior Vice President

Azar, Frederick A.	The Northern Trust Company	Vice President
Vice President

Bailey, Johnny	The Northern Trust Company	Vice President
Vice President

Baldwin, Florette L.	The Northern Trust Company	Vice President
Vice President

Bandura, Daniel T.	The Northern Trust Company	Vice President
Vice President

Baras, Ellen G.	The Northern Trust Company	Vice President
Vice President

Baron, Tracy L.	The Northern Trust Company	Senior Vice President
Senior Vice President

Barron, David R.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Bartczyszyn, Michael S.	The Northern Trust Company	Vice President
Vice President

Beckman, Carl P.	The Northern Trust Company	Senior Vice President
Senior Vice President & Treasurer

Behar, Gregory S.	The Northern Trust Company	Senior Vice President
Senior Vice President

Benson, Jacquelyn M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Benzmiller, Thomas R.	The Northern Trust Company	Senior Vice President
Senior Vice President

Bergson, Robert H.	The Northern Trust Company	Senior Vice President
Senior Vice President

Bernstein, Russ M.	The Northern Trust Company	Vice President
Vice President

Bieber, Christopher	The Northern Trust Company	Vice President
Vice President

Blair, Timothy P.	The Northern Trust Company	Vice President
Vice President

Blank, Justin W.	The Northern Trust Company	Vice President
Vice President

Bleecker, Ali K.	The Northern Trust Company	Senior Vice President
Senior Vice President

Boeckmann, Eric Vonn	The Northern Trust Company	Senior Vice President
Senior Vice President

Boeckmann, Lizabeth Rose	The Northern Trust Company	Senior Vice President
Senior Vice President

Bohlin, Andrew P.	The Northern Trust Company	Vice President
Vice President

Borel, Ainsley, J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Brachs, Carolyn	The Northern Trust Company	Senior Vice President
Senior Vice President

Browne, Kieran	The Northern Trust Company	Senior Vice President
Senior Vice President

Browne, Robert P.	The Northern Trust Company	Executive Vice President
Executive Vice President, Director and Chief Investment Officer	The Northern Trust Company of Connecticut	Executive Vice President

Buckley, Melissa A.	The Northern Trust Company	Senior Vice President
Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Buerckholtz, Elizabeth J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Bugajski, James Edmund	The Northern Trust Company	Vice President
Vice President

Bukoll, Martin B.	The Northern Trust Company	Senior Vice President
Senior Vice President

Burgul, Cevdet Sertan	The Northern Trust Company	Vice President
Vice President

Bursua, Brian M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Camden, Bradley T.	The Northern Trust Company	Vice President
Vice President

Carberry, Craig R.	The Northern Trust Company	Senior Attorney
Secretary

Carlson, Christopher W.	The Northern Trust Company	Senior Vice President
Senior Vice President, Director and Chief Operating Officer

Carlson, Mark D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Carr, Allen G.	The Northern Trust Company	Vice President
Vice President

Carroll, Keith D.	The Northern Trust Company	Vice President
Vice President

Caruso, Keith A.	The Northern Trust Company	Vice President
Vice President

Castino, Michael T.	The Northern Trust Company	Senior Vice President
Senior Vice President

Chico, Michael R.	The Northern Trust Company	Vice President
Vice President

Clark, Richard L.	The Northern Trust Company	Senior Vice President
Senior Vice President

Connellan, Kevin Anthony	The Northern Trust Company	Senior Vice President
Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Connor, Benjamin A.	The Northern Trust Company	Vice President
Vice President

Connor, Kevin P.	The Northern Trust Company	Vice President
Vice President

Costello, Joseph H.	The Northern Trust Company	Vice President
Vice President

Cousins, Stephen J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Cubeles, Alain	The Northern Trust Company	Senior Vice President
Senior Vice President

Czochara, Susan C.	The Northern Trust Company	Senior Vice President
Senior Vice President

D’Arienzo, Louis R.	Northern Trust Bank, N.A.	Vice President
Vice President

Danaher, James	The Northern Trust Company	Senior Vice President
Senior Vice President

Dawson, Jason E.	The Northern Trust Company	Vice President
Vice President

Dehnert, Melissa Ann	The Northern Trust Company	Vice President
Vice President

Dekhayser, Jordan D.	The Northern Trust Company	Vice President
Vice President

Delaney, Michael J	The Northern Trust Company	Vice President
Vice President

Dering, Michael C.	The Northern Trust Company	Vice President
Vice President

DeSouza, Leonor	The Northern Trust Company	Vice President
Vice President

Detroy, Timothy J.	The Northern Trust Company	Vice President
Vice President

Deverall, Michael C.	The Northern Trust Company	Vice President
Vice President

Diacov, Jennifer Ann	The Northern Trust Company	Vice President
Vice President

Diehl, Jr., Joseph R.	The Northern Trust Company	Senior Vice President
Senior Vice President

Doell, John C.	The Northern Trust Company	Senior Vice President
Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Donaldson, Julian O.	The Northern Trust Company	Vice President
Vice President

Dorsey, Jennifer Ann	The Northern Trust Company	Vice President
Vice President

Doyle, Michael T.	The Northern Trust Company	Vice President
Vice President

Driscoll, Peter John	The Northern Trust Company	Vice President
Vice President

Dwyer, Patrick E.	The Northern Trust Company	Vice President
Vice President

Dzanis, Marie E.	The Northern Trust Company	Senior Vice President
Senior Vice President

Ebel, Christopher John	The Northern Trust Company	Vice President
Vice President

Egizio, Michael P.	The Northern Trust Company	Vice President
Vice President

Escalante, Patrick D.	The Northern Trust Company	Vice President
Vice President

Evans, Megan Chapman	The Northern Trust Company	Senior Vice President
Senior Vice President

Everett, Steven R.	The Northern Trust Company	Senior Vice President
Senior Vice President

Ewing, Peter K.	The Northern Trust Company	Senior Vice President
Senior Vice President

Ferguson, Jr., John Allen	The Northern Trust Company	Vice President
Vice President

Finegan, Sean A.	The Northern Trust Company	Vice President
Vice President

Fletcher, Christina Lee	The Northern Trust Company	Vice President
Vice President

Flood, Peter J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Flowers, Joseph L.	The Northern Trust Company	Vice President
Vice President

Franklin, Carolyn D.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Freitag, Lee R.	The Northern Trust Company	Senior Vice President
Senior Vice President

Friedman, Sarah Meggan	The Northern Trust Company	Vice President
Vice President

Fronk, Christopher A.	The Northern Trust Company	Senior Vice President
Senior Vice President

Galvin, Imelda	The Northern Trust Company	Vice President
Vice President

Gaskin, Patrick John	The Northern Trust Company	Vice President
Vice President

Gautham, Ravi A.	The Northern Trust Company	Senior Vice President
Senior Vice President

Gayle III, Robert Harold	The Northern Trust Company	Vice President
Vice President

Geisler, Maria	The Northern Trust Company	Vice President
Vice President

Geraghty, Kim Marie	The Northern Trust Company	Vice President
Vice President

Gilbert, Joshua B.	The Northern Trust Company	Vice President
Vice President

Ginsberg, Lynne Noel	The Northern Trust Company	Vice President
Vice President

Gleeman, Michael J.	The Northern Trust Company	Vice President
Vice President

Gordon, Denise Christine	The Northern Trust Company	Senior Vice President
Senior Vice President

Graber, Adam D.	The Northern Trust Company	Vice President
Vice President

Grant Williams, Allison	The Northern Trust Company	Senior Vice President
Senior Vice President

Gregg, Laura Jean	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Griffin, Michelle D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Halter, Ann M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Harrell, Alec	The Northern Trust Company	Vice President
Vice President

Harris, Nora J.	The Northern Trust Company	Vice President
Vice President

Hausken, Philip D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Hawkins, Sheri Barker	The Northern Trust Company	Senior Vice President
Senior Vice President, Director, Chief Financial Officer and Treasurer

Hearty, Stephen Aprea	The Northern Trust Company	Senior Vice President
Senior Vice President

Hecimovich, Sandra M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Hest, Stefanie Jaron	The Northern Trust Company	Senior Vice President
Senior Vice President

Hickman, Joanne	The Northern Trust Company	Senior Vice President
Senior Vice President

Hill, Susan	The Northern Trust Company	Senior Vice President
Senior Vice President and Chief Compliance Officer	The Northern Trust Company of Connecticut	Senior Vice President

Hogan, James F.	The Northern Trust Company	Senior Vice President
Senior Vice President

Huemmer, Christopher G.	The Northern Trust Company	Vice President
Vice President

Hunniford, Michael	The Northern Trust Company	Vice President
Vice President

Hunsted, Michael Ryan	The Northern Trust Company	Vice President
Vice President

Hurley, William F.	The Northern Trust Company	Vice President
Vice President

Hyatt, William E.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Inzunza, Richard J.	The Northern Trust Company	Vice President
Vice President

Jacobs, Peter M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Jaeger, Christopher J.	The Northern Trust Company	Vice President
Vice President

Jaffe, Harry Y.	The Northern Trust Company	Vice President
Vice President

Jampani, Madhavi Choudary	The Northern Trust Company	Vice President
Vice President

Jenkins, John Scott	The Northern Trust Company	Vice President
Vice President

Jesel, Delilah	The Northern Trust Company	Vice President
Vice President

Johnston, Lucia A.	The Northern Trust Company	Vice President
Vice President

Jones, Brian D.	The Northern Trust Company	Vice President
Vice President

Jorgensen, Joseph H.	The Northern Trust Company	Vice President
Vice President

Joves, Evangeline Mendoza	The Northern Trust Company	Vice President
Vice President

Kalter, Kristin M.	The Northern Trust Company	Vice President
Vice President

Kancharla, Sridhar	The Northern Trust Company	Vice President
Vice President

Kane, James P.	The Northern Trust Company	Senior Vice President
Senior Vice President

Katz, Evan S.	The Northern Trust Company	Vice President
Vice President

Katz, Naomi E.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Kazaz, Tayfun	The Northern Trust Company	Vice President
Vice President

Kelley, Michelle M.	The Northern Trust Company	Vice President
Vice President

Kennedy, Michael	The Northern Trust Company	Vice President
Vice President

King III, Archibald E.	The Northern Trust Company	Senior Vice President
Senior Vice President

Kinney, Lorrie Ann	The Northern Trust Company	Vice President
Vice President

Kirby, Shawn D.	The Northern Trust Company	Vice President
Vice President

Klein, Stephanie K.	The Northern Trust Company	Senior Vice President
Senior Vice President

Koch, Deborah L.	The Northern Trust Company	Senior Vice President
Senior Vice President

Konstantos, John A.	The Northern Trust Company	Senior Vice President
Senior Vice President

Korytowski, Donald H.	The Northern Trust Company	Vice President
Vice President

Kovacs, Michael R.	The Northern Trust Company	Senior Vice President
Senior Vice President

LaBelle, John C.	The Northern Trust Company	Senior Vice President
Senior Vice President

Leahey, Jodie Terese	The Northern Trust Company	Senior Vice President
Senior Vice President

Lehnherr, Robert E.	The Northern Trust Company	Vice President
Vice President

Letts, Heather M.	The Northern Trust Company	Vice President
Vice President

Lewandowski, Michael R.	The Northern Trust Company	Vice President
Vice President

Lico, Dennis	The Northern Trust Company	Vice President
Vice President

Loftus, Julie M.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Ludwig, Jeanne M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Lukic, Mary	The Northern Trust Company	Vice President
Vice President

Lupi, Lisa Ann	The Northern Trust Company	Vice President
Vice President

Luth, Ann F.	The Northern Trust Company	Senior Vice President
Senior Vice President

Lynch, Brian S.	The Northern Trust Company	Vice President
Vice President

Lyons, William A.	The Northern Trust Company	Vice President
Vice President

Mastuantuono, Deborah A.	The Northern Trust Company	Senior Vice President
Senior Vice President

Maveety, Wendy L.	The Northern Trust Company	Vice President
Vice President

McCart, Mary Jane	The Northern Trust Company	Senior Vice President
Senior Vice President

McDonald, James D.	The Northern Trust Company	Senior Vice President
Senior Vice President

McEldowney, Douglas J.	The Northern Trust Company	Senior Vice President
Senior Vice President

McGregor, Timothy T.	The Northern Trust Company	Senior Vice President
Senior Vice President

Mecca, Melinda S.	The Northern Trust Company	Senior Vice President
Senior Vice President

Meehan, Michael G.	The Northern Trust Company	Vice President
Vice President

Mehta, Ashish R.	The Northern Trust Company	Vice President
Vice President

Mehta, Manan Ghanshvain	The Northern Trust Company	Vice President
Vice President

Melze, Laura J.	The Northern Trust Company	Vice President
Vice President

Memon, Bilal K.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Miller, Nathan D.	The Northern Trust Company	Vice President
Vice President

Mirante, John P.	The Northern Trust Company	Vice President
Vice President

Mitchell, James L.	The Northern Trust Company	Senior Vice President
Senior Vice President

Muench, Scott O.	The Northern Trust Company	Senior Vice President
Senior Vice President

Murphy, Shaun D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Nass, Curtis A.	The Northern Trust Company	Vice President
Vice President

Natale, Jr., Paul M.	The Northern Trust Company	Vice President
Vice President

Nellans, Charles J.	The Northern Trust Company	Vice President
Vice President

Nelson, Daniel J.	The Northern Trust Company	Vice President
Vice President

Newman, Greg	The Northern Trust Company	Vice President
Vice President

Nickey III, William M.	The Northern Trust Company	Vice President
Vice President

Northfell, Catherine J.	The Northern Trust Company	Senior Vice President
Senior Vice President

O’Brien, Jacqueline A.	The Northern Trust Company	Senior Vice President
Senior Vice President

O’Brien, Thomas E.	The Northern Trust Company	Vice President
Vice President

O’Connor, Eileen M.	The Northern Trust Company	Vice President
Vice President

Opartan, Calin	The Northern Trust Company	Vice President
Vice President

O’Connor, Michael P.	The Northern Trust Company	Vice President
Vice President

O’Rourke, Kevin P.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Ortega, Leigh Ann	The Northern Trust Company	Vice President
Vice President

O’Shaughnessy, Kevin J.	The Northern Trust Company	Vice President
Vice President

Padilla, Francis R. G.	The Northern Trust Company	Vice President
Vice President

Parrish, Jr., Oscar J.	The Northern Trust Company	Vice President
Vice President

Pasquinelli, Jason D.	The Northern Trust Company	Vice President
Vice President

Pedersen, Brad T.	The Northern Trust Company	Vice President
Vice President

Peron, Matthew	The Northern Trust Company	Senior Vice President
Senior Vice President

Personette, Daniel J.	The Northern Trust Company	Vice President
Vice President

Peters, Michael J.	The Northern Trust Company	Vice President
Vice President

Phillips, Daniel J.	The Northern Trust Company	Vice President
Vice President

Pickert, Richard J.	The Northern Trust Company	Vice President
Vice President

Pincus, Jonathan S.	The Northern Trust Company	Senior Vice President
Senior Vice President

Pollak, Donald R.	The Northern Trust Company	Senior Vice President
Senior Vice President

Ponton, Mark S.	The Northern Trust Company	Vice President
Vice President

Potter, Ofelia M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Potter, Stephen N.	The Northern Trust Company	Executive Vice President
Chairman, President and Chief Executive Officer

Pounders, Ryan E.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Pries, Katie D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Provo, Brian Allen	The Northern Trust Company	Vice President
Vice President

Quinn, Patrick D.	The Northern Trust Company	Vice President
Vice President

Rakowski, Andrew F.	The Northern Trust Company	Senior Vice President
Senior Vice President

Rakvin, Chad M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Ramstrom, Kerstin E.	The Northern Trust Company	Vice President
Vice President

Reeder, Brent D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Rein, Randall	The Northern Trust Company	Senior Vice President
Senior Vice President	FlexShares Trust	Treasurer, Principal Financial Officer and Principal Accounting Officer

Reller, Jacqueline R.	The Northern Trust Company	Vice President
Vice President

Renaud, Donna Lee	The Northern Trust Company	Senior Vice President
Senior Vice President

Rivas, Marcos E.	The Northern Trust Company	Vice President
Vice President

Robertson, Alan W.	The Northern Trust Company	Executive Vice President
Director, Executive Vice President and Cashier	The Northern Trust Company of Connecticut	Director

Robertson, Colin A.	The Northern Trust Company	Executive Vice President
Executive Vice President

Rocha, Heather Parkes	The Northern Trust Company	Vice President
Vice President

Rodriquez, Alan	The Northern Trust Company	Vice President
Vice President

Roncoroni, Jaime Lauren	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Root, Paul G.	The Northern Trust Company	Vice President
Vice President

Rosenberg, Edward A.	The Northern Trust Company	Senior Vice President
Senior Vice President

Ryer, Alexander D.	The Northern Trust Company	Vice President
Vice President

Sampson, Jeffrey David	The Northern Trust Company	Vice President
Vice President

Santiccioli, Steven J.	The Northern Trust Company	Vice President
Vice President

Schneider, Tracy L.	The Northern Trust Company	Vice President
Vice President

Schweitzer, Eric K.	The Northern Trust Company	Senior Vice President
Senior Vice President

Sclafani, Guy J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Secontine, Timothy J.	The Northern Trust Company	Vice President
Vice President

Serfling, John L.	The Northern Trust Company	Vice President
Vice President

Shane, Adam Marshall	The Northern Trust Company	Vice President
Vice President

Shapley, Brian J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Shea, Lindsay	The Northern Trust Company	Vice President
Vice President

Shipley, Christopher D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Simoncek, Trista D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Sodergren, Mark C.	The Northern Trust Company	Senior Vice President
Senior Vice President

Soorya, Sandeep N.	The Northern Trust Company	Vice President
Vice President

Stewart, Allison Walpole	The Northern Trust Company	Senior Vice President
Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Stoeber, Kurt S.	The Northern Trust Company	Vice President
Vice President

Stolfi, James R.	The Northern Trust Company	Senior Vice President
Senior Vice President

Stoll, Andrew M.	The Northern Trust Company	Vice President
Vice President

Sucharda, Craig W.	The Northern Trust Company	Vice President
Vice President

Sullivan, Brendan E.	The Northern Trust Company	Vice President
Vice President

Sullivan, Carol H.	The Northern Trust Company	Senior Vice President
Senior Vice President

Sullivan, Catherine M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Sundaram, Ramanthan	The Northern Trust Company	Vice President
Vice President

Szostak II, Jon E.	The Northern Trust Company	Senior Vice President
Senior Vice President

Szymanek, Frank D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Taylor, Cynthia	The Northern Trust Company	Vice President
Vice President

Theobald, Susan	The Northern Trust Company	Vice President
Vice President

Thomas, Shundrawn	The Northern Trust Company	Senior Vice President
Director and Senior Vice President	FlexShares Trust	President, Trustee and Principal Executive Officer

Thomas, Wanda Williams	The Northern Trust Company	Senior Vice President
Senior Vice President

Thompson, Jane W.	The Northern Trust Company	Senior Vice President
Senior Vice President

Towle, Michael J.	The Northern Trust Company	Vice President
Vice President

Trafford, Edward	The Northern Trust Company	Vice President
Vice President

Unger, David J.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Van Alstyne, Christopher W.	The Northern Trust Company	Senior Vice President
Senior Vice President

Vanderpool, Robert Gerard	The Northern Trust Company	Vice President
Vice President

Varchetto, Brett A.	The Northern Trust Company	Vice President
Vice President

Vigsnes II, Richard Allan	The Northern Trust Company	Senior Vice President
Senior Vice President

Volman, Joseph	The Northern Trust Company	Vice President
Vice President

Wackerlin, Thomas W.	The Northern Trust Company	Vice President
Vice President

Warland, Jeff M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Warner, Scott B.	The Northern Trust Company	Vice President
Vice President

Waters, Courtney	The Northern Trust Company	Vice President
Vice President

Weaver, Jacob C.	The Northern Trust Company	Senior Vice President
Senior Vice President

Weeks, Susan Anne	The Northern Trust Company	Vice President
Vice President

Wennlund, Lloyd A.	The Northern Trust Company	Executive Vice President
Director and Executive Vice President	The Northern Trust Company of Connecticut	Executive Vice President and Director

Williams, Thomas C.	The Northern Trust Company	Vice President
Vice President

Winters, Marie C.	The Northern Trust Company	Vice President
Vice President

Witte, Carrie J.	The Northern Trust Company	Vice President
Vice President

Wright, Mary Kay	The Northern Trust Company	Vice President
Vice President

Yi, Peter	The Northern Trust Company	Senior Vice President
Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Zymali, Peter M.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser (NTCC)	Name of Other Company	Position with Other Company
Baig, Mustafa M.	Northern Trust Investments, Inc.	Vice President
Vice President

Browne, Robert	Northern Trust Investments, Inc.	Director, Chief Investment Officer and
Executive Vice President		Executive Vice President

Campbell, Richard C.	None
Senior Vice President

Carberry, Craig R.	The Northern Trust Company	Senior Attorney
Secretary	Northern Trust Investments, Inc.	Secretary

Chiaverini, Anthony	None
Vice President

DiCarlo, Robert Dino	None
Senior Vice President

Diez, Luis F.	None
Senior Vice President

Dorchinez, Bradley M.	None
Senior Vice President

Duvall, Margret E.	None
Senior Vice President

Eidson, Shannon L.	None
Senior Vice President

Elson, Michelle J.	None
Vice President

Finegan, Kelly S.	None
Vice President

Fraser, Allison K.	None
Senior Vice President

Freda, Adam	None
Vice President

Furnari, Robert	None
Senior Vice President

Gallegos, Shawn Miguel	None
Vice President

Name and Position with Investment Adviser (NTCC)	Name of Other Company	Position with Other Company
Gyorgy, Robert	None
Vice President

Hankins, Terry Anthony	None
Vice President

Hart, Jessica Kaplan	None
Senior Vice President

Hart, Trey	None
Vice President

Herrington, Patrick W.	None
Director, Senior Vice President & COO

Hogan, Jason Paul	None
Vice President

Hsueh, Eric C.	None
Vice President

Kenagy, Scott A.	None
Senior Vice President

Karr, Alena A.	None
Vice President

Keshner, John O.	None
Senior Vice President

Kimsey, Darren Geoffrey	None
Senior Vice President

Kresnicka, Kevin T.	None
Vice President

Ledford, Diana	None
Senior Vice President

Lissuzzo, Anthony	None
Senior Vice President

Magyar, Adam J.	None
Vice President

Maly, Mark R.	None
Senior Vice President

Matthews, Kimberlene Nerine	None
Vice President

Name and Position with Investment Adviser (NTCC)	Name of Other Company	Position with Other Company
McCareins, John M.	None
Senior Vice President

McInerney, Joseph W.	None
President, Chief Executive Officer and Director

Meisel, Mark A.	None
Senior Vice President

Michaels, Peter M.	None
Senior Vice President

Miller, Steven Alan	None
Senior Vice President

Mooney, Melissa Mary	None
Vice President

Morgan, Robert Paul	None
Senior Vice President

O’Hara, Brian Gerard	None
Vice President

Partington, Paul William	None
Vice President

Patel, Viraj	None
Vice President

Peterson, Eric J.	None
Senior Vice President

Robertson, Alan W.	Northern Trust Investments, Inc.	Director, Executive Vice President and Cashier
Director and Executive Vice President

Rosenblum, Jeffrey E.	None
Vice President

Rutley, Todd Andrew	None
Senior Vice President

Ruxton, Julie Klindworth	None
Senior Vice President

Sikora, Kazimierz J.	None
Senior Vice President

Name and Position with Investment Adviser (NTCC)	Name of Other Company	Position with Other Company
Smith, Paul E.	None
Vice President

Soi, Sarvesh	None
Vice President

Staley, Nina Brooke	None
Senior Vice President

Standring, Melissa Anne	None
Senior Vice President

Swenson, Erik T.	None
Vice President

Tang, Bruce	None
Vice President

Vance, Ryan R.	None
Vice President

Vella, Christopher E.	None
Director, Senior Vice President and Chief Investment Officer

Vodolazschi, Victoria V.	None
Senior Vice President

Weber, Ashley E.	None
Vice President

Weis, Irene	None
Vice President

Wennlund, Lloyd A.	The Northern Trust Company	Executive Vice President
Director and	NTI	Executive and Director
Executive Vice President

Wight, Aimee Ann	None
Vice President

Williams, David R.	None
Vice President

Williams, Jeff F.	None
Senior Vice President

Woods, Bethany M.	None
Vice President

Xifaras, Michael H.	None
Vice President

Name and Position with Investment Adviser (NTCC)	Name of Other Company	Position with Other Company
Zanolla, Anthony M.	None
Senior Vice President

Altrinsic Global Advisors, LLC (“Altrinsic”) is a sub-adviser for the Registrant’s Multi-Manager International Equity Fund. The principal business address of Altrinsic is 8 Sound Shore Drive, Greenwich, CT 06830. Altrinsic is an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”).

Name and Position with Altrinsic	Name of Other Company	Position with Other Company
John D. Hock,	None
Director, Managing Member, CIO

Deborah Judd,	None
COO

Rehan Chaudhri,	None
Member, Portfolio Manager

John DeVita,	None
Member, Portfolio Manager

Andrew Waight,	None	Not Applicable
Partner

Srinivas Polaki,	None	Not Applicable
Partner

Chetar Jindal,	None	Not Applicable
Partner

Ken Denning,	None	Not Applicable
Partner

Rich McCormick,	None	Not Applicable
Partner

Sam Toy,	None	Not Applicable
Partner

Dzemal Dervisevic,	None	Not Applicable
Partner

Robert Lang, III,	None	Not Applicable
Partner

Niels Anderson,	None	Not Applicable
Partner

Brian Leamy,	None	Not Applicable
Partner

Kathleen Keating,	None	Not Applicable
Chief Compliance Officer

Troy Swan,	National Australia Bank	General Manager Boutiques and Joint
Director		Ventures, Private Equity Investment

Name and Position with Altrinsic	Name of Other Company	Position with Other Company
Greg Rogers,	RayLign Advisory LLC	Founder
Director

Axiom International Investors, LLC (“Axiom”) is a sub-adviser for the Registrant’s Multi-Manager Emerging Markets Equity Fund. The principal business address of Axiom is 33 Benedict Place, 2nd Floor, Greenwich, CT 06830. Axiom is an investment adviser registered under the Advisers Act.

Name and Position with Axiom	Name of Other Company	Position with Other Company
Donald K. Miller,	RPM International Inc.	Director
Chairman	2628 Pearl Road P.O. Box 777 Medina, Ohio 44258

Donald K. Miller,	Layne Christensen Company	Director
Chairman	1900 Shawnee Mission Parkway Mission Woods, KS 66205

BlueBay Asset Management LLC (“BlueBay”) is a sub-adviser for the Registrant’s Multi-Manager Emerging Markets Debt Opportunity fund. The principal business address of BlueBay is Four Stanford Plaza, 107 Elm Street, Suite 512, Stamford, CT 06902. BlueBay is an investment adviser registered under the Advisers Act.

Name and Position with BlueBay	Name of Other Company	Position with Other Company
None.

Brookfield Investment Management Inc. (“Brookfield”) is a sub-adviser for the Registrant’s Multi-Manager Global Listed Infrastructure Fund. The principal business address of Brookfield is 250 Vesey Street, Brookfield Place, New York, NY 10281. Brookfield is an investment adviser registered under the Advisers Act.

Name and Position with Brookfield	Name of Other Company	Position with Other Company
Kim G. Redding	Brookfield Investment Funds	Director
Co-Chief Investment Officer and Chief Executive Officer	(QIF) PLC. Dublin, Ireland

	Brookfield Investment Funds (UCITS) PLC. Dublin, Ireland	Director

	Brookfield Funds New York, NY	President and Director/Trustee

	Brookfield Investment Management (UK) Limited London, England, United Kingdom	Director

	Brookfield Investment Management (Canada), Inc Toronto, Canada	Director

Name and Position with Brookfield	Name of Other Company	Position with Other Company
	Helios Funds New York, NY	President

	Brookfield Mortgage Opportunity Income Fund, Inc.	Director and President

Craig Noble	None	None
Co-Chief Investment Officer and Portfolio Manager, Listed Infrastructure

Samuel Arnold	None	None
Director, Research Analyst, Infrastructure

Cardinal Capital Management LLC (“Cardinal”) is a sub-adviser for the Registrant’s Multi-Manager Small Cap Fund. The principal business address of Cardinal is Four Greenwich Office Park, Greenwich, CT 06831. Cardinal is an investment adviser registered under the Advisers Act.

Name and Position with Cardinal	Name of Other Company	Position with Other Company
Amy K. Minella	None	None
Managing Partner and Portfolio Manager

Eugene Fox	None	None
Managing Partner and Portfolio Manager

Robert B. Kirkpatrick	None	None
Managing Partner and Portfolio Manager

Rachel D. Matthews	None	None
Partner and Portfolio Manager

CBRE Clarion Securities, LLC (“CBRE Clarion”) is a sub-adviser for the Registrant’s Multi-Manager Global Real Estate Fund. The principal business address of CBRE Clarion is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. CBRE Clarion is an investment adviser registered under the Advisers Act.

Name and Position with CBRE Clarion	Name of Other Company	Position with Other Company
Jarrett B. Kling, Managing Director Head of Sales	HC Capital Trust Five Tower Bridge 300 Barr Harbor Drive Suite 500 West Conshohocken , PA 19428	Trustee

DDJ Capital Management, LLC (“DDJ Capital”) is a sub-adviser for the Registrant’s Multi-Manager High Yield Opportunity Fund. The principal business address of DDJ Capital is 130 Turner Street, Building 3, Suite 600, Waltham, Massachusetts 02453. DDJ Capital is an investment adviser registered under the Advisers Act.

Name and Position with DDJ Capital	Name of Other Company	Position with Other Company
David John Breazzano Manager, President and Chief Investment Officer	None

Joshua Liam McCarthy Chief Compliance Officer and General Counsel	None

Anthony Michael Ranaldi Executive Vice President and Portfolio Manager	None

John J. Russell, IV Chief Financial Officer	None

Delaware Investment Fund Advisers (“Delaware Investments”), a series of Delaware Management Business Trust (“DMBT”), is a sub-adviser for the Registrant’s Multi-Manager Large Cap Fund. The principal business address of Delaware Investments is 2005 Market Street, One Commerce Square, Philadelphia, PA 19103-7094. DMBT is a registered investment adviser under the Advisers Act and a majority-owned subsidiary of Delaware Management Holdings, Inc.(“DMHI”), which is a wholly owned subsidiary of Macquarie Group Limited. The principal business address of DMBT is 2005 Market Street, Philadelphia, PA 19103-7094. Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries.

Name and Position with Delaware Investments	Name of Other Company	Position with Other Company
Patrick P. Coyne,	DMBT	Various executive capacities
Chairman/President/Chief Executive Officer	Kaydon Corp.	Director

J. Scott Coleman,	DMBT	Various executive capacities
Executive Vice President/Head of Distribution and Marketing	Optimum Fund Trust	President/Chief Executive Officer

Michael J. Hogan, Executive Vice President/Head of Equity Investments	DMBT	Various executive capacities

Philip N. Russo, Executive Vice President/Chief Administrative Officer	DMHI	Various executive capacities

See Yeng Quek, Executive Vice President/Managing Director/Head of Fixed Income	DMBT	Various executive capacities

Brian L. Murray, Jr., Senior Vice President/ Chief Compliance Officer	DMBT	Various capacities

David P. O’Connor, Executive Vice President/ Strategic Investment Relationships and Initiatives/ General Counsel	DMBT Optimum Fund Trust	Various executive capacities Executive Vice President/ Strategic Investment Relationships and Initiatives/ General Counsel/Chief Legal Officer

Richard Salus, Senior Vice President/Controller/ Treasurer	DMBT Optimum Fund Trust	Various capacities Senior Vice President/Controller/Treasurer

Denver Investment Advisors LLC (“Denver Investments”) is a sub-adviser for the Registrant’s Multi-Manager Small Cap Fund. The principal business address of Denver Investments is 1225 17th Street, 26th Floor, Denver, CO 80202. Denver Investments is an investment adviser registered under the Advisers Act.

Name and Position with Denver Investments	Name of Other Company	Position with other Company
Todger Anderson, Partner and Chief Compliance Officer	Westcore Funds 1290 Broadway, Ste. 1100 Denver, CO 80203	President

Jasper Frontz, Vice President	Westcore Funds 1290 Broadway, Ste. 1100 Denver, CO 80203	Treasurer Chief Compliance Officer

Earnest Partners LLC (“Earnest”) is a sub-adviser for the Registrant’s Multi-Manager International Equity Fund. The principal business address of Earnest is 1180 Peachtree Street NE, Suite 2300, Atlanta, GA 30309. Earnest is an investment adviser registered under the Advisers Act.

Name and Position with Earnest	Name of Other Company	Position with other Company
Paul E. Viera, Chief Executive Officer and Manager	Westchester Limited, LLC 1180 Peachtree Street NE Suite 2300 Atlanta, GA 30309	Managing Member

	GREYBULL Partners LLC 1180 Peachtree Street NE Suite 2350 Atlanta, GA 30309	Manager

John G. Whitmore, Chief Operating Officer	Westchester Limited, LLC 1180 Peachtree Street NE Suite 2300 Atlanta, GA 30309	Secretary

	GREYBULL Partners LLC 1180 Peachtree Street NE Suite 2350 Atlanta, GA 30309	Chief Operating Officer

Name and Position with Earnest	Name of Other Company	Position with other Company
James M. Wilson, Chief Compliance Officer and Secretary	GREYBULL Partners LLC 1180 Peachtree Street NE Suite 2350 Atlanta, GA 30309	Chief Compliance Officer and Secretary

E.I.I. Realty Securities, Inc. (“EII”) is a sub-adviser for the Registrant’s Multi-Manager Global Real Estate Fund. The principal business address of EII is 640 Fifth Avenue, New York, NY 10019. EII is an investment adviser registered under the Advisers Act.

Name and Position with EII	Name of Other Company	Position with Other Company
None.

Geneva Capital Management Ltd. (“Geneva”) is a sub-adviser for the Registrant’s Multi-Manager Mid Cap Fund. The principal business address of Geneva is 100 East Wisconsin Avenue, Suite 2550, Milwaukee, WI 53202. Geneva is an investment adviser registered under the Advisers Act.

Name and Position with Geneva	Name of Other Company	Position with Other Company
Kris Amborn,	None
COO/CCO

Amy S. Croen,	None
Managing Principal

Michelle J. Picard,	None
Managing Principal

William A. Priebe,	None
Managing Principal

W. Scott Priebe,	None
Managing Principal

Hotchkis and Wiley Capital Management, LLC (“Hotchkis & Wiley”) is a sub-adviser for the Registrant’s Multi-Manager Small Cap Fund. The principal place of business of Hotchkis & Wiley is 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017. Hotchkis & Wiley is an investment adviser registered under the Advisers Act.

Name and Position with Hotchkis & Wiley	Name of Other Company	Position with Other Company
George H. Davis, Jr. Member of Executive Committee and Chief Executive Officer of HWCM	HW Cap Holdings, LLC 725 South Figueroa Street 39th Floor Los Angeles, CA 90017	Member of Executive Committee and Chief Executive Officer Trustee of HW Funds

Sheldon Lieberman Member of Executive Committee and Portfolio Manager of HWCM	HW Cap Holdings, LLC 725 South Figueroa Street 39th Floor Los Angeles, CA 90017	Member of Executive Committee

Nigel Hurst-Brown Member of Executive Committee of HWCM	Hotchkis & Wiley (UK) Limited 26 Cresswell Place London SW10 9RB	Chief Executive

Name and Position with Hotchkis & Wiley	Name of Other Company	Position with Other Company
Douglas H. Martin Member of Executive Committee of HWCM	Stephens, Inc. 111 Center Street Little Rock, AR 72201	Executive Vice President

Anna Marie Lopez Chief Operating Officer of HWCM	HW Cap Holdings, LLC 725 South Figueroa Street 39th Floor Los Angeles, CA 90017	Chief Operating Officer, President of HW Funds

Jay Menvielle Chief Operating Officer of HWCM	HW Cap Holdings, LLC 725 South Figueroa Street 39th Floor Los Angeles, CA 90017	Chief Financial Officer Treasurer of HW Funds

Tina Kodama Chief Compliance Officer of HWCM	HW Cap Holdings, LLC 725 South Figueroa Street 39th Floor Los Angeles, CA 90017	Chief Compliance Officer Chief Compliance Officer of HW Funds

Jennison Associates LLC (“Jennison”) is a sub-adviser for the Registrant’s Multi-Manager Large Cap Fund. The principal business address of Jennison is 466 Lexington Avenue, New York, NY 10017. Jennison is an investment adviser registered under the Advisers Act.

Name and Position with Jennison	Name of Other Company	Position with Other Company
Spiros Segalas, President, Chief Investment Officer and Director	None

Deborah Hope Wedgeworth,	None
Director

Stephanie Willis,	None
Senior Vice President & Chief Compliance Officer

Mehdi Asif Mahmud,	None
Chief Executive Officer & Director

Kenneth Moore,	None
Executive Vice President & Chief Operating Officer

Leslie Rolison, Executive Vice President & Chief Administrative Officer	None

Mirry Melissa Hwang, Senior Vice President and Secretary (Functions as Chief Legal Officer)	None

Kathleen McCarragher, Managing Director & Director	None

Joseph Michael Carrabes, Executive Vice President & Head of Institutional Sales and Client Service	None

Joel Allen Smith, Director	None

James W. McCarthy, Director	None

David Hunt, Director	None

John David Coon, Managing Director and Head of Retail	None

Lazard Asset Management LLC (“Lazard”) is a sub-adviser for the Registrant’s Multi-Manager Global Listed Infrastructure Fund. The principal business address of Lazard is 30 Rockefeller Plaza, New York, New York 10112. Lazard is an investment adviser registered under the Advisers Act.

Name and Position with Lazard	Name of Other Company	Position with Other Company
None.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is a sub-adviser for the Registrant’s Multi-Manager High Yield Opportunity Fund. The principal business address of Loomis Sayles is One Financial Center, Boston, Massachusetts 02111. Loomis Sayles is an investment adviser registered under the Advisers Act.

Name and Position with Loomis Sayles	Name of Other Company	Position with Other Company
Robert James Blanding, Chairman of the Board, CEO and President	Loomis Sayles Funds I	CEO Trustee President

	Loomis Sayles Funds II	CEO Trustee

	Natixis Funds Trust I, II, III and IV	Trustee

	Gateway Trust	Trustee

	Hansberger International Series	Trustee

	Loomis Sayles Distributors, Incorporated	Director

	Natixis Global Associates Japan Co., Ltd.	Director

	Loomis Sayles Investments Limited	Alternate Director

	Loomis Sayles Investment Asia Pte Ltd.	Director

Jae Park,	None
Executive Vice President and Chief Investment Officer

Daniel Joseph Fuss,	Loomis Sayles Funds I	Executive Vice President
Executive Vice President, Vice Chairman of the Board

	Loomis Sayles Funds II	Executive Vice President

Pierre Servant, Director	Natixis Global Asset Management	President and Chief Executive Officer

	Natixis	Executive Committee Member

John T. Hailer, Director	NGAM Advisors, L.P.	President and Chief Executive Officer

	Natixis Global Asset Management L.P.	Trustee

	Natixis Funds Trust I, II, III, and IV	Trustee

	Natixis Cash Management Trust	Trustee

	Gateway Trust	Trustee

	Hansberger International Series	Trustee

	Loomis Sayles Funds I and II	Trustee

Kevin P. Charleston, Executive Vice President and Chief Financial Officer	Loomis Sayles Trust Co, LLC	Manager and President

John F. Gallagher III, Executive Vice President	Loomis Sayles Distributors, Inc.	President

Jean S, Loewenberg, Executive Vice President, General Counsel, and Secretary	Loomis Sayles Trust Co, LLC.	Manager and Secretary

	Loomis Sayles Distributors, Inc.	Director

John R. Gidman, Executive Vice President	None

John F. Russell, Executive Vice President	None

LSV Asset Management (“LSV”) is a sub-adviser for the Registrant’s Multi-Manager Mid Cap Fund. The principal business address of LSV is 155 North Wacker Drive, Chicago, IL 60606. LSV is an investment adviser registered under the Advisers Act.

Name and Position with LSV	Name of Other Company	Position with Other Company
Tremaine Atkinson,	None
Partner, COO, CCO

Name and Position with LSV	Name of Other Company	Position with Other Company
Josef Lakonishok,	None
Partner, CEO, CIO, Portfolio Manager

Menno Vermeulen, CFA,	None
Partner, Portfolio Manager

Neuberger Berman Fixed Income LLC (“NBFI”) is a sub-adviser for the Registrant’s Multi-Manager High Yield Opportunity Fund. The principal business address of NBFI is 190 South LaSalle Street, Suite 2400, Chicago, IL 60603. NBFI is an investment adviser registered under the Advisers Act.

Name and Position with NBFI	Name of Other Company	Position with Other Company
None

NFJ Investment Group LLC (“NFJ”) is a sub-adviser for the Registrant’s Multi-Manager International Equity Fund. The principal business address of NFJ is 2100 Ross Avenue, Suite 700, Dallas, TX 75201. NFJ is an investment adviser registered under the Advisers Act.

Name and Position with NFJ	Name of Other Company	Position with Other Company
Benno J. Fischer, CFA	Allianz Global Investors U.S. LLC	Member – Executive Committee
Managing Director, Executive Committee, Compensation Committee

Paul A. Magnuson	Allianz Global Investors U.S. LLC	None
Managing Director

Barbara Claussen	Allianz Global Investors U.S. LLC	Member – Executive Committee
Managing Director, Chief Administration Officer

Michael J. Puntoriero	Allianz Global Investors Fund Management	Chief Financial Officer
Chief Financial Officer	LLC

	Allianz Global Investors Managed Accounts LLC, Allianz Asset Management of America Holdings, Inc., Allianz Global Investors Solutions LLC, Allianz Asset Management U.S. Holding II LLC, Allianz Global Investors Capital, LLC, Oppenheimer Group, LLC, Pacific Investment Management Company LLC, PIMCO Australia Pty Ltd., PIMCO Canada Holding LLC, PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Japan Ltd., StocksPLUS Management Inc.	Chief Financial Officer

	Allianz Asset Management of America LLC, Allianz Asset Management of America L.P., Allianz Global Investors U.S. LLC,	Chief Financial Officer

	PIMCO Global Advisors (Resources) Limited	Director and Chief Financial Officer

	Allianz Global Investors Distributors LLC	Managing Director

Patti Alamanza	None	None
Director and Chief Compliance Officer

David Owen	Allianz Global Investors U.S. LLC	Director and Chief Legal Officer
Chief Legal Officer

	Allianz Global Investors Distributors LLC	Director and Chief Legal Officer

	Allianz Global Investors Fund Management LLC	Director and Chief Legal Officer

R. Burns McKinney, CFA	None	None
Managing Director

Thomas Oliver, CFA, CPA	None	None
Managing Director

Northern Cross, LLC (“Northern Cross”) is a sub-adviser for the Registrant’s Multi-Manager International Equity Fund. The principal business address of Northern Cross is 125 Summer Street, Boston, Massachusetts 02110. Northern Cross is an investment adviser registered under the Advisers Act.

Name and Position with Northern Cross	Name of Other Company	Position with Other Company
Howard Appelby, CFA	None
Principal

Jean-Francois Ducrest	None
Principal

James LaTorre, CFA	None
Principal

Edward E. Wendell, Jr.	None
Principal

NWQ Investment Management Company, LLC (“NWQ”) is a sub-adviser for the Registrant’s Multi-Manager Large Cap Fund. The principal business address of NWQ is 2049 Century Park East, 16th Floor, Los Angeles, CA 90067. NWQ is an investment adviser registered under the Advisers Act.

Name and Position with NWQ	Name of Other Company	Position with Other Company
Jon D. Bosse, CFA,	None	None
Co-President, CIO, Managing Director and Portfolio Manager

PanAgora Asset Management, Inc. (“PanAgora”) is a sub-adviser for the Registrant’s Multi-Manager Emerging Markets Equity Fund. The principal business address of PanAgora is 470 Atlantic Avenue, 8th Floor, Boston, MA 02210. PanAgora is an investment adviser registered under the Advisers Act.

Name and Position with PanAngora	Name of Other Company	Position with Other Company
None

Pzena Investment Management, LLC, (“Pzena”) is a sub-adviser for the Registrant’s Multi-Manager Emerging Markets Equity Fund. The principal business address of Pzena is 120 West 45th Street, 20th Floor, New York, NY 10036. Pzena is an investment adviser registered under the Advisers Act.

Name and Position with Pzena	Name of Other Company	Position with Other Company
Richard S. Pzena, Founder, Managing Principal and Co-Chief Investment Officer

Riverbridge Partners, LLC (“Riverbridge”) is a sub-adviser for the Registrant’s Multi-Manager Small Cap Fund. The principal business address of Riverbridge is 1200 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402. Riverbridge is an investment adviser registered under the Advisers Act.

Name and Position with Riverbridge	Name of Other Company	Position with Other Company
Mark A. Thompson Chief Investment Officer	Wiland Direct, Inc. 6309 Monarch Park Place, Ste. 201 Longmont, CO 80503	Member of the Board of Directors

	LoCorr Investment Trust 261 School Avenue, 4th Floor Excelsior, MN 55331	Trustee

Summit Creek Advisors, LLC (“Summit Creek”) is a sub-adviser for the Registrant’s Multi-Manager Small Cap Fund. The principal business address of Summit Creek is 120 South 6th Street, Suite 2200, Minneapolis, MN 55402. Summit Creek is an investment adviser registered under the Advisers Act.

Name and Position with Summit Creek	Name of Other Company	Position with Other Company
Joseph J. Docter	None	None
Co-Founder and Senior Portfolio Manager

Adam N. Benson	None	None
Co-Founder and Senior Portfolio Manager

Systematic Financial Management LP (“Systematic”) is a sub-adviser for the Registrant’s Multi-Manager Mid Cap Fund. The principal business address of Systematic is 300 Frank W. Burr Blvd., Teaneck, NJ 07666. Systematic is an investment adviser registered under the Advisers Act.

Name and Position with Systematic	Name of Other Company	Position with Other Company
Karen E. Kohler,	None
Chief Operating Officer and Chief Compliance Officer, Managing Partner

D. Kevin McCreesh, CFA,	None
Chief Investment Officer, Managing Partner

Name and Position with Systematic	Name of Other Company	Position with Other Company
Kenneth W. Burgess, CFA,	None
Portfolio Manager, Managing Partner

Ronald M. Mushock, CFA,	None
Portfolio Manager, Managing Partner

Greg Wood,	None
Head Trader, Managing Partner

James Wallerius,	None
Senior Vice President of Marketing and Client Service, Partner

Roger Chang, Vice President and Senior Equity Trader, Partner	None

Eoin E. Middaugh,	None
CFA, Portfolio Manager, Managing Partner

Joseph M. Sharma,	None
CFA, Portfolio Manager, Partner

Aman R. Patel,	None
CFA, Assistant Portfolio Manager and Senior Equity Analyst, Partner

Trilogy Global Advisors, LP (“Trilogy”) is a sub-adviser for the Registrant’s Multi-Manager Emerging Markets Equity Fund. The principal business address of Trilogy is 1114 Avenue of the Americas, 28th Floor, New York, NY 10036. Trilogy is an investment adviser registered under the Advisers Act.

Name and Position with Trilogy	Name of Other Company	Position with Other Company
None.

WestEnd Advisors, LLC (“WestEnd”) is a sub-adviser for the Registrant’s Multi-Manager Large Cap Fund. The principal business address of WestEnd is 4064 Colony Road, Suite 130, Charlotte, North Carolina 28211. WestEnd is an investment adviser registered under the Advisers Act.

During the last two fiscal years no director, officer or partner of WestEnd Advisors has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Westwood Global Investments LLC (“Westwood”) is a sub-adviser for the Registrant’s Multi-Manager Emerging Markets Equity Fund. The principal business address of Westwood is 99 Summer Street, Suite 1130, Boston, MA 02110. Westwood is an investment adviser registered under the Advisers Act.

Name and Position with Westwood	Name of Other Company	Position with Other Company
None.

William Blair & Company, LLC (“William Blair”) is a sub-adviser for the Registrant’s Multi-Manager International Equity Fund. The principal business address of William Blair is 222 West Adams Street, Chicago, IL 60606. William Blair is an investment adviser registered under the Advisers Act.

Name and Position with William Blair	Name of Other Company	Position with Other Company
Jon Zindel, CFO	None

Edgar D. Coolidge, III	None
Vice Chairman

John R. Ettelson,	None
President, CEO, Executive Committee Member

Brent Gledhill,	None
Executive Committee Member

William G. Greig,	None
Executive Committee Member

Richard P. Kiphart,	Lime Energy	Director
Executive Committee Member	Ranir Corp.	Director

John C. Moore,	None
Executive Committee Member

Michelle R. Seitz,	None
Executive Committee Member

Richard W. Smirl,	None
Investment Adviser COO

Walter R. Randall, Jr.,	None
Investment Adviser CCO

Kenneth Wagner,	None
Broker-Dealer CCO

Arthur Simon,	None
Executive Committee Member, General Counsel

Thomas W. Pace,	None
Director of Operations

WBC Holdings, L.P.,	None
Holding Company

ITEM 32.	PRINCIPAL UNDERWRITERS

(a)	Northern Funds Distributors, LLC (the “Distributor”) serves as principal underwriter for the following companies registered under the Investment Company Act of 1940, as amended, as of October 1, 2013:

Northern Funds

Northern Institutional Funds

The following is a list of the managers and officers of the Distributor, none of whom serve as an officer of the Registrant. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101:

Name	Address	Position(s) with Distributor
Mark A. Fairbanks	Three Canal Plaza Suite 100 Portland, ME 04101	President and Manager

Richard J. Berthy	Three Canal Plaza Suite 100 Portland, ME 04101	Vice President, Treasurer and Manager

Jennifer E. Hoopes	Three Canal Plaza Suite 100 Portland, ME 04101	Secretary

Nanette K. Chern	Three Canal Plaza Suite 100 Portland, ME 04101	Vice President and Chief Compliance Officer

Lisa S. Clifford	Three Canal Plaza Suite 100 Portland, ME 04101	Vice-President and Director of Compliance

Nishant Bhatnagar	Three Canal Plaza Suite 100 Portland, ME 04101	Assistant Secretary

(c)	Not Applicable

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

The Agreement and Declaration of Trust, By-Laws and minute books of the Registrant and all other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are in the physical possession of The Northern Trust Company and NTI, each located at 50 South LaSalle Street, Chicago, Illinois 60603. Records for Northern Funds Distributors, LLC, the distributor, are located at Three Canal Plaza, Suite 100, Portland, Maine 04101.

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 102 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago and State of Illinois on the 15th day of October, 2013.

NORTHERN FUNDS

By:	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund
President

Pursuant to the requirements of the Securities Act this Post-Effective Amendment No. 102 to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Lloyd A. Wennlund Lloyd A. Wennlund	President (Principal Executive Officer)	October 15, 2013

/s/ Randal Rein Randal Rein	Treasurer (Principal Financial Officer and Principal Accounting Officer)	October 15, 2013

* William L. Bax William L. Bax	Trustee Multi-Manager Funds	October 15, 2013

* Edward J. Condon, Jr. Edward J. Condon, Jr.	Trustee Multi-Manager Funds	October 15, 2013

* Mark G. Doll Mark G. Doll	Trustee Multi-Manager Funds	October 15, 2013

* Sandra Polk Guthman Sandra Polk Guthman	Trustee Multi-Manager Funds	October 15, 2013

* Michael H. Moskow Michael H. Moskow	Trustee Multi-Manager Funds	October 15, 2013

* Richard P. Strubel Richard P. Strubel	Trustee Multi-Manager Funds	October 15, 2013

* Casey J. Sylla Casey J. Sylla	Trustee Multi-Manager Funds	October 15, 2013

*	Pursuant to a power of attorney incorporated by reference (Accession No. 0001193125-13-297456)

EXHIBIT INDEX

Exhibit No.	Description

(a)(34)	Amendment No. 33 to the Agreement and Declaration of Trust effective August 22, 2013.

(d)(6)	Addendum No. 5 to the Investment Advisory and Ancillary Services Agreement among Registrant, The Northern Trust Company of Connecticut and Northern Trust Investments, Inc. dated August 22, 2013.

(d)(40)	Amended and Restated Exhibit A to the Amended and Restated Expense Reimbursement Agreement among Registrant, Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut.

(d)(85)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Lazard Asset Management LLC dated August 23, 2013.

(e)(7)	Amended and Restated Schedule A to the Distribution Agreement between Registrant and Northern Funds Distributors, LLC dated October 15, 2013.

(g)(43)	Addendum No. 16 to the Foreign Custody Agreement dated August 22, 2013.

(h)(34)	Addendum No. 36 to the Transfer Agency Agreement dated August 22, 2013.

(h)(48)	Amended and Restated Schedule A to the Administration Agreement.

(i)	Opinion of Drinker Biddle & Reath LLP.

(l)(39)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Multi-Manager Emerging Markets Debt Opportunity Fund dated October 15, 2013.